UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-07205

Variable Insurance Products Fund III

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2021

Item 1.

Reports to Stockholders

Fidelity® Variable Insurance Products:

Growth & Income Portfolio

Annual Report

December 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2021	Past 1 year	Past 5 years	Past 10 years
Initial Class	25.95%	13.45%	14.07%
Service Class	25.76%	13.33%	13.95%
Service Class 2	25.64%	13.17%	13.79%
Investor Class	25.80%	13.36%	13.98%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Growth & Income Portfolio - Initial Class on December 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$37,302	VIP Growth & Income Portfolio - Initial Class
$46,257	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 28.71% in 2021, with U.S. equities rising on improving economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. In the first quarter, the index gained 6.17%. Investors were buoyed by the rollout of vaccines, the U.S. Federal Reserve’s pledge to hold short-term interest rates near zero until the economy recovered, and the federal government’s deployment of trillions of dollars to boost the economy. A flattish May reflected concerns about inflation and jobs, but the rally resumed through August amid strong earnings. In September, the index returned -4.65% as sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraints and disruption, and the fast-spreading delta variant of the coronavirus. The Fed also signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The index sharply reversed course with a 7.01% gain in October, driven by strength in earnings. Then in November, the index stalled again, returning -0.69% amid the emergence of a new, more-highly transmissible variant, omicron, and rising inflation, which breached a 40-year high. The index advanced 4.48% in December, after studies suggested omicron resulted in fewer severe COVID-19 cases. All sectors had a double-digit return, led by energy (+55%) and real estate (+46%), whereas utilities (+18%) notably lagged.

Comments from Portfolio Manager Matt Fruhan:  For the fiscal year ending December 31, 2021, the fund's share classes gained roughly 26%, trailing the 28.71% result of the benchmark S&P 500® index. Versus the benchmark, security selection was the primary detractor, especially in the media & entertainment area of the communication services sector. Stock picking and an underweighting in information technology also hurt. Also hampering performance was security selection in the health care sector, primarily within the pharmaceuticals, biotechnology & life sciences industry. Not owning Alphabet, a benchmark component that gained approximately 65%, was the biggest individual relative detractor. Also hampering performance was our overweighting in General Electric, which gained about 10%. General Electric was one of our largest holdings. Avoiding Nvidia, a benchmark component that gained about 125%, also hurt relative performance. Conversely, the top contributors to performance versus the benchmark were security selection and an overweighting in the financials sector, primarily driven by the banks industry. An overweighting in energy also bolstered the fund's relative performance. Also helping the fund's relative performance was stock selection and an underweighting in the consumer discretionary sector, especially within the retailing industry. Not owning Amazon.com, a benchmark component that gained roughly 2%, was the largest individual relative contributor. Also adding value was our outsized stake in Wells Fargo, which gained 61%. Wells Fargo was among our biggest holdings. Another notable relative contributor was an overweighting in Exxon Mobil (+58%), which was one of the fund's largest holdings. Notable changes in positioning include reduced exposure to the communication services sector and a higher allocation to energy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2021

% of fund's net assets
Microsoft Corp.	7.2
General Electric Co.	5.2
Wells Fargo & Co.	4.8
Exxon Mobil Corp.	4.4
Apple, Inc.	3.8
Bank of America Corp.(a)	3.6
Comcast Corp. Class A	2.7
Altria Group, Inc.	2.5
Qualcomm, Inc.(a)	2.0
United Parcel Service, Inc. Class B	1.9
38.1

 (a) Security or a portion of the security is pledged as collateral for call options written.

Top Five Market Sectors as of December 31, 2021

% of fund's net assets
Information Technology	21.2
Financials	18.2
Industrials	17.0
Health Care	13.7
Energy	8.3

Asset Allocation (% of fund's net assets)

As of December 31, 2021 *,**
Stocks	99.3%
Bonds	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.6%

 * Foreign investments - 14.0%

 ** Written options - (0.0)%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Schedule of Investments December 31, 2021

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
COMMUNICATION SERVICES - 6.0%
Diversified Telecommunication Services - 0.7%
Cellnex Telecom SA (a)	34,800	$2,015,881
Elisa Corp. (A Shares)	29,400	1,810,334
Verizon Communications, Inc.	206,380	10,723,505
		14,549,720
Entertainment - 1.9%
Activision Blizzard, Inc.	43,000	2,860,790
Nintendo Co. Ltd. ADR	93,100	5,434,247
The Walt Disney Co. (b)	125,500	19,438,695
Universal Music Group NV	416,900	11,782,046
		39,515,778
Media - 3.4%
Comcast Corp. Class A	1,114,662	56,100,938
Interpublic Group of Companies, Inc.	420,000	15,729,000
		71,829,938

TOTAL COMMUNICATION SERVICES		125,895,436

CONSUMER DISCRETIONARY - 3.6%
Auto Components - 0.6%
BorgWarner, Inc.	287,880	12,974,752
Hotels, Restaurants & Leisure - 0.6%
Churchill Downs, Inc.	20,300	4,890,270
Marriott International, Inc. Class A (b)	28,000	4,626,720
Starbucks Corp.	27,400	3,204,978
		12,721,968
Household Durables - 0.8%
Sony Group Corp. sponsored ADR	31,400	3,968,960
Whirlpool Corp.	51,700	12,131,922
		16,100,882
Specialty Retail - 1.5%
Lowe's Companies, Inc.	119,917	30,996,146
Textiles, Apparel & Luxury Goods - 0.1%
Puma AG	17,402	2,125,208
Tapestry, Inc.	900	36,540
		2,161,748

TOTAL CONSUMER DISCRETIONARY		74,955,496

CONSUMER STAPLES - 6.7%
Beverages - 2.4%
Anheuser-Busch InBev SA NV ADR (c)	29,300	1,774,115
Diageo PLC sponsored ADR	50,100	11,029,014
Keurig Dr. Pepper, Inc.	258,300	9,520,938
Pernod Ricard SA	16,000	3,849,246
Remy Cointreau SA	9,368	2,277,073
The Coca-Cola Co.	350,153	20,732,559
		49,182,945
Food & Staples Retailing - 0.8%
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	11,500	481,837
Costco Wholesale Corp.	1,400	794,780
Sysco Corp.	193,800	15,222,990
Walmart, Inc.	4,200	607,698
		17,107,305
Food Products - 0.3%
Lamb Weston Holdings, Inc.	89,700	5,685,186
Household Products - 0.4%
Colgate-Palmolive Co.	18,600	1,587,324
Kimberly-Clark Corp.	3,200	457,344
Procter & Gamble Co.	5,600	916,048
Spectrum Brands Holdings, Inc.	61,200	6,225,264
		9,185,980
Tobacco - 2.8%
Altria Group, Inc.	1,083,100	51,328,109
Swedish Match Co. AB	913,500	7,251,986
		58,580,095

TOTAL CONSUMER STAPLES		139,741,511

ENERGY - 8.3%
Energy Equipment & Services - 0.0%
Subsea 7 SA	48,200	344,796
Oil, Gas & Consumable Fuels - 8.3%
Canadian Natural Resources Ltd.	151,100	6,384,675
Cenovus Energy, Inc. (c)	7,000	85,960
Cenovus Energy, Inc. (Canada)	1,743,404	21,376,494
Enterprise Products Partners LP	26,500	581,940
Exxon Mobil Corp.	1,508,400	92,298,996
Hess Corp.	350,800	25,969,724
Imperial Oil Ltd.	102,600	3,700,235
Kosmos Energy Ltd. (b)	1,166,730	4,036,886
Magellan Midstream Partners LP	109,100	5,066,604
Phillips 66 Co.	76,100	5,514,206
Tourmaline Oil Corp.	227,900	7,357,948
		172,373,668

TOTAL ENERGY		172,718,464

FINANCIALS - 18.2%
Banks - 12.7%
Bank of America Corp. (d)	1,685,112	74,970,633
JPMorgan Chase & Co.	133,632	21,160,627
M&T Bank Corp.	31,500	4,837,770
PNC Financial Services Group, Inc.	140,872	28,247,653
Truist Financial Corp.	355,104	20,791,339
U.S. Bancorp	263,198	14,783,832
Wells Fargo & Co.	2,087,779	100,171,636
		264,963,490
Capital Markets - 3.7%
Ashmore Group PLC	171,401	677,156
Brookfield Asset Management, Inc. Class A	79,545	4,802,927
KKR & Co. LP	132,393	9,863,279
Morgan Stanley	90,883	8,921,075
Northern Trust Corp.	208,745	24,967,989
Raymond James Financial, Inc.	102,750	10,316,100
S&P Global, Inc.	300	141,579
State Street Corp. (d)	185,079	17,212,347
		76,902,452
Consumer Finance - 0.5%
Discover Financial Services	78,400	9,059,904
Insurance - 1.0%
American Financial Group, Inc.	10,500	1,441,860
Brookfield Asset Management Reinsurance Partners Ltd. (c)	548	34,321
Chubb Ltd.	34,800	6,727,188
Marsh & McLennan Companies, Inc.	43,142	7,498,942
Old Republic International Corp.	55,000	1,351,900
The Travelers Companies, Inc.	23,100	3,613,533
		20,667,744
Thrifts & Mortgage Finance - 0.3%
Essent Group Ltd.	63,000	2,868,390
Radian Group, Inc.	183,650	3,880,525
		6,748,915

TOTAL FINANCIALS		378,342,505

HEALTH CARE - 13.4%
Biotechnology - 0.0%
Intercept Pharmaceuticals, Inc. (b)	48,358	787,752
Health Care Equipment & Supplies - 1.6%
Abbott Laboratories	13,400	1,885,916
Becton, Dickinson & Co.	25,576	6,431,852
Boston Scientific Corp. (b)	328,200	13,941,936
GN Store Nord A/S	12,500	784,322
Koninklijke Philips Electronics NV (depositary receipt) (NY Reg.)	182,482	6,724,462
Sonova Holding AG	6,040	2,360,415
		32,128,903
Health Care Providers & Services - 5.8%
Cardinal Health, Inc.	210,800	10,854,092
Cigna Corp.	95,490	21,927,369
CVS Health Corp. (d)	283,164	29,211,198
Humana, Inc.	7,100	3,293,406
McKesson Corp. (d)	98,788	24,555,733
UnitedHealth Group, Inc.	62,000	31,132,680
		120,974,478
Life Sciences Tools & Services - 0.1%
Danaher Corp.	8,600	2,829,486
Pharmaceuticals - 5.9%
Bayer AG	303,833	16,226,000
Bristol-Myers Squibb Co.	574,500	35,820,075
Eli Lilly & Co.	21,900	6,049,218
GlaxoSmithKline PLC sponsored ADR	524,194	23,116,955
Johnson & Johnson	162,859	27,860,289
Sanofi SA sponsored ADR	91,200	4,569,120
UCB SA	66,900	7,635,033
Viatris, Inc.	22,500	304,425
		121,581,115

TOTAL HEALTH CARE		278,301,734

INDUSTRIALS - 17.0%
Aerospace & Defense - 2.5%
Airbus Group NV (b)	65,000	8,316,351
General Dynamics Corp.	35,800	7,463,226
Huntington Ingalls Industries, Inc.	27,000	5,041,980
MTU Aero Engines AG	13,000	2,639,573
Raytheon Technologies Corp.	48,987	4,215,821
Safran SA	30,200	3,697,184
The Boeing Co. (b)	107,300	21,601,636
		52,975,771
Air Freight & Logistics - 2.4%
DSV A/S	6,200	1,444,775
Expeditors International of Washington, Inc.	2,095	281,338
FedEx Corp.	27,600	7,138,464
United Parcel Service, Inc. Class B	187,072	40,097,012
		48,961,589
Airlines - 0.0%
Copa Holdings SA Class A (b)	7,200	595,152
Building Products - 0.5%
A.O. Smith Corp.	16,700	1,433,695
Johnson Controls International PLC	99,600	8,098,476
		9,532,171
Commercial Services & Supplies - 0.6%
GFL Environmental, Inc.	172,600	6,526,312
Healthcare Services Group, Inc.	199,500	3,549,105
HNI Corp.	34,300	1,442,315
Ritchie Bros. Auctioneers, Inc.	4,000	244,784
		11,762,516
Electrical Equipment - 1.3%
Acuity Brands, Inc.	37,100	7,854,812
Hubbell, Inc. Class B	33,679	7,014,325
Regal Rexnord Corp.	5,400	918,972
Rockwell Automation, Inc.	5,100	1,779,135
Vertiv Holdings Co.	373,800	9,333,786
		26,901,030
Industrial Conglomerates - 5.5%
3M Co.	34,000	6,039,420
General Electric Co.	1,157,931	109,389,742
		115,429,162
Machinery - 2.0%
Allison Transmission Holdings, Inc.	61,400	2,231,890
Caterpillar, Inc.	10,800	2,232,792
Cummins, Inc.	14,000	3,053,960
Donaldson Co., Inc.	153,600	9,102,336
Epiroc AB (A Shares)	8,400	212,401
Flowserve Corp.	85,300	2,610,180
Fortive Corp.	59,100	4,508,739
Kardex AG	1,700	557,995
Nordson Corp.	25,400	6,483,858
Otis Worldwide Corp.	22,643	1,971,526
PACCAR, Inc.	22,500	1,985,850
Stanley Black & Decker, Inc.	15,400	2,904,748
Westinghouse Air Brake Tech Co.	46,521	4,285,049
		42,141,324
Professional Services - 0.6%
Equifax, Inc.	15,000	4,391,850
RELX PLC (London Stock Exchange)	222,353	7,259,143
Robert Half International, Inc.	2,600	289,952
		11,940,945
Road & Rail - 0.6%
Knight-Swift Transportation Holdings, Inc. Class A	210,038	12,799,716
Trading Companies & Distributors - 0.9%
Brenntag SE	11,100	1,002,373
Fastenal Co.	32,300	2,069,138
MSC Industrial Direct Co., Inc. Class A	2,000	168,120
Watsco, Inc.	51,992	16,267,257
		19,506,888
Transportation Infrastructure - 0.1%
Aena SME SA (a)(b)	11,100	1,748,072

TOTAL INDUSTRIALS		354,294,336

INFORMATION TECHNOLOGY - 21.2%
Electronic Equipment & Components - 0.3%
CDW Corp.	26,300	5,385,714
Vontier Corp.	43,340	1,331,838
		6,717,552
IT Services - 4.2%
Amadeus IT Holding SA Class A (b)	136,700	9,249,704
DXC Technology Co. (b)	29,500	949,605
Edenred SA	182,500	8,427,554
Fidelity National Information Services, Inc.	109,600	11,962,840
Genpact Ltd.	141,200	7,494,896
Global Payments, Inc.	23,100	3,122,658
IBM Corp.	49,700	6,642,902
MasterCard, Inc. Class A	8,500	3,054,220
Unisys Corp. (b)	210,696	4,334,017
Visa, Inc. Class A	152,876	33,129,758
		88,368,154
Semiconductors & Semiconductor Equipment - 4.2%
Analog Devices, Inc.	38,200	6,714,414
Applied Materials, Inc.	33,900	5,334,504
Intel Corp.	181,000	9,321,500
Lam Research Corp.	6,600	4,746,390
Marvell Technology, Inc.	85,500	7,480,395
NXP Semiconductors NV	53,000	12,072,340
Qualcomm, Inc. (d)	232,561	42,528,430
		88,197,973
Software - 8.5%
Microsoft Corp.	445,618	149,870,248
Open Text Corp.	42,600	2,021,980
SAP SE sponsored ADR	144,800	20,287,928
Temenos Group AG	29,740	4,099,403
		176,279,559
Technology Hardware, Storage & Peripherals - 4.0%
Apple, Inc.	441,132	78,331,809
FUJIFILM Holdings Corp.	16,300	1,208,153
Samsung Electronics Co. Ltd.	41,980	2,764,885
		82,304,847

TOTAL INFORMATION TECHNOLOGY		441,868,085

MATERIALS - 2.3%
Chemicals - 0.9%
DuPont de Nemours, Inc.	184,100	14,871,598
PPG Industries, Inc.	21,900	3,776,436
		18,648,034
Metals & Mining - 1.4%
First Quantum Minerals Ltd.	288,828	6,911,596
Freeport-McMoRan, Inc.	425,700	17,764,461
Glencore Xstrata PLC	915,100	4,662,692
		29,338,749

TOTAL MATERIALS		47,986,783

REAL ESTATE - 1.3%
Equity Real Estate Investment Trusts (REITs) - 1.3%
American Tower Corp.	34,800	10,179,000
Equinix, Inc.	200	169,168
Public Storage	700	262,192
Simon Property Group, Inc.	97,700	15,609,529
		26,219,889
UTILITIES - 1.1%
Electric Utilities - 0.9%
Duke Energy Corp.	30,000	3,147,000
Entergy Corp.	34,900	3,931,485
Exelon Corp.	37,000	2,137,120
Southern Co.	135,300	9,278,874
		18,494,479
Multi-Utilities - 0.2%
CenterPoint Energy, Inc.	67,200	1,875,552
Sempra Energy	17,900	2,367,812
		4,243,364

TOTAL UTILITIES		22,737,843

TOTAL COMMON STOCKS
(Cost $1,271,279,153)		2,063,062,082

Convertible Preferred Stocks - 0.2%
HEALTH CARE - 0.2%
Health Care Equipment & Supplies - 0.2%
Becton, Dickinson & Co. 6.50%	40,000	2,093,600
Boston Scientific Corp. Series A, 5.50%	23,900	2,719,342
(Cost $4,390,000)		4,812,942
	Principal Amount	Value

Convertible Bonds - 0.1%
HEALTH CARE - 0.1%
Biotechnology - 0.1%
Intercept Pharmaceuticals, Inc. 2% 5/15/26 (Cost $2,562,834)	3,194,000	1,929,815
	Shares	Value

Money Market Funds - 0.9%
Fidelity Cash Central Fund 0.08% (e)	17,751,352	17,754,902
Fidelity Securities Lending Cash Central Fund 0.08% (e)(f)	312,403	312,435
TOTAL MONEY MARKET FUNDS
(Cost $18,067,337)		18,067,337
TOTAL INVESTMENT IN SECURITIES - 100.3%
(Cost $1,296,299,324)		2,087,872,176
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(6,054,961)
NET ASSETS - 100%		$2,081,817,215

Written Options
	Counterparty	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Call Options
Bank of America Corp.	Chicago Board Options Exchange	843	$3,750,507	$50.00	1/21/22	$(5,480)
CVS Health Corp.	Chicago Board Options Exchange	268	2,764,688	105.00	3/18/22	(89,110)
McKesson Corp.	Chicago Board Options Exchange	95	2,361,415	240.00	2/18/22	(134,900)
Qualcomm, Inc.	Chicago Board Options Exchange	114	2,084,718	200.00	2/18/22	(46,170)
Qualcomm, Inc.	Chicago Board Options Exchange	114	2,084,718	210.00	2/18/22	(25,479)
State Street Corp.	Chicago Board Options Exchange	173	1,608,900	105.00	1/21/22	(2,162)
TOTAL WRITTEN OPTIONS						$(303,301)

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,763,953 or 0.2% of net assets.

 (b) Non-income producing

 (c) Security or a portion of the security is on loan at period end.

 (d) Security or a portion of the security has been segregated as collateral for open options. At period end, the value of securities pledged amounted to $14,654,946.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.08%	$8,194,193	$179,136,397	$169,575,633	$11,394	$(55)	$--	$17,754,902	0.0%
Fidelity Securities Lending Cash Central Fund 0.08%	30,888,660	264,104,330	294,680,555	1,351,087	--	--	312,435	0.0%
Total	$39,082,853	$443,240,727	$464,256,188	$1,362,481	$(55)	$--	$18,067,337

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$125,895,436	$110,287,175	$15,608,261	$--
Consumer Discretionary	74,955,496	72,830,288	2,125,208	--
Consumer Staples	139,741,511	126,363,206	13,378,305	--
Energy	172,718,464	172,373,668	344,796	--
Financials	378,342,505	377,665,349	677,156	--
Health Care	283,114,676	251,295,964	31,818,712	--
Industrials	354,294,336	327,416,469	26,877,867	--
Information Technology	441,868,085	420,091,424	21,776,661	--
Materials	47,986,783	43,324,091	4,662,692	--
Real Estate	26,219,889	26,219,889	--	--
Utilities	22,737,843	22,737,843	--	--
Corporate Bonds	1,929,815	--	1,929,815	--
Money Market Funds	18,067,337	18,067,337	--	--
Total Investments in Securities:	$2,087,872,176	$1,968,672,703	$119,199,473	$--
Derivative Instruments:
Liabilities
Written Options	$(303,301)	$(303,301)	$--	$--
Total Liabilities	$(303,301)	$(303,301)	$--	$--
Total Derivative Instruments:	$(303,301)	$(303,301)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Written Options(a)	$0	$(303,301)
Total Equity Risk	0	(303,301)
Total Value of Derivatives	$0	$(303,301)

 (a) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	86.0%
Canada	2.8%
United Kingdom	2.1%
Germany	2.0%
Netherlands	1.9%
France	1.1%
Others (Individually Less Than 1%)	4.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2021
Assets
Investment in securities, at value (including securities loaned of $304,951) — See accompanying schedule: Unaffiliated issuers (cost $1,278,231,987)	$2,069,804,839
Fidelity Central Funds (cost $18,067,337)	18,067,337
Total Investment in Securities (cost $1,296,299,324)		$2,087,872,176
Cash		362,953
Foreign currency held at value (cost $68,568)		68,568
Receivable for investments sold		424,094
Receivable for fund shares sold		594,256
Dividends receivable		2,636,562
Interest receivable		8,038
Distributions receivable from Fidelity Central Funds		2,431
Prepaid expenses		1,917
Other receivables		289
Total assets		2,091,971,284
Liabilities
Payable for investments purchased	$420,117
Payable for fund shares redeemed	7,914,961
Accrued management fee	720,443
Distribution and service plan fees payable	242,008
Written options, at value (premium received $429,470)	303,301
Other affiliated payables	184,145
Other payables and accrued expenses	57,169
Collateral on securities loaned	311,925
Total liabilities		10,154,069
Net Assets		$2,081,817,215
Net Assets consist of:
Paid in capital		$1,292,055,162
Total accumulated earnings (loss)		789,762,053
Net Assets		$2,081,817,215
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($439,309,081 ÷ 16,757,686 shares)		$26.22
Service Class:
Net Asset Value, offering price and redemption price per share ($128,600,689 ÷ 4,962,592 shares)		$25.91
Service Class 2:
Net Asset Value, offering price and redemption price per share ($1,137,635,155 ÷ 44,761,944 shares)		$25.42
Investor Class:
Net Asset Value, offering price and redemption price per share ($376,272,290 ÷ 14,431,421 shares)		$26.07

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2021
Investment Income
Dividends		$38,326,368
Non-Cash dividends		12,200,479
Interest		176,325
Income from Fidelity Central Funds (including $1,351,087 from security lending)		1,362,481
Total income		52,065,653
Expenses
Management fee	$8,160,025
Transfer agent fees	1,464,163
Distribution and service plan fees	2,710,988
Accounting fees	585,012
Custodian fees and expenses	34,976
Independent trustees' fees and expenses	6,557
Audit	68,594
Legal	6,828
Interest	943
Miscellaneous	8,089
Total expenses before reductions	13,046,175
Expense reductions	(30,000)
Total expenses after reductions		13,016,175
Net investment income (loss)		39,049,478
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $31,812)	43,643,232
Fidelity Central Funds	(55)
Foreign currency transactions	18,731
Written options	2,792,040
Total net realized gain (loss)		46,453,948
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $11,333)	338,811,178
Assets and liabilities in foreign currencies	(23,221)
Written options	70,612
Total change in net unrealized appreciation (depreciation)		338,858,569
Net gain (loss)		385,312,517
Net increase (decrease) in net assets resulting from operations		$424,361,995

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2021	Year ended December 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$39,049,478	$29,455,166
Net realized gain (loss)	46,453,948	45,665,304
Change in net unrealized appreciation (depreciation)	338,858,569	55,004,630
Net increase (decrease) in net assets resulting from operations	424,361,995	130,125,100
Distributions to shareholders	(133,000,432)	(102,686,211)
Share transactions - net increase (decrease)	105,627,226	98,890,002
Total increase (decrease) in net assets	396,988,789	126,328,891
Net Assets
Beginning of period	1,684,828,426	1,558,499,535
End of period	$2,081,817,215	$1,684,828,426

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Growth & Income Portfolio Initial Class

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$22.36	$22.17	$19.38	$22.71	$20.15
Income from Investment Operations
Net investment income (loss)A	.55B	.42	.46	.46	.38
Net realized and unrealized gain (loss)	5.07	1.23	4.91	(2.42)	2.96
Total from investment operations	5.62	1.65	5.37	(1.96)	3.34
Distributions from net investment income	(.62)	(.42)	(.77)C	(.08)	(.28)
Distributions from net realized gain	(1.14)	(1.03)	(1.81)C	(1.29)	(.51)
Total distributions	(1.76)	(1.46)D	(2.58)	(1.37)	(.78)D
Net asset value, end of period	$26.22	$22.36	$22.17	$19.38	$22.71
Total ReturnE,F	25.95%	7.85%	30.05%	(8.98)%	16.90%
Ratios to Average Net AssetsG,H
Expenses before reductions	.52%	.54%	.54%	.55%	.55%
Expenses net of fee waivers, if any	.52%	.54%	.54%	.54%	.55%
Expenses net of all reductions	.52%	.53%	.54%	.54%	.55%
Net investment income (loss)	2.18%B	2.18%	2.27%	2.08%	1.78%
Supplemental Data
Net assets, end of period (000 omitted)	$439,309	$377,942	$358,103	$361,868	$433,702
Portfolio turnover rateI	15%	26%	34%	41%	35%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.16 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.55%.

 C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions per share do not sum due to rounding.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Growth & Income Portfolio Service Class

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$22.12	$21.95	$19.21	$22.52	$19.99
Income from Investment Operations
Net investment income (loss)A	.52B	.40	.44	.43	.35
Net realized and unrealized gain (loss)	5.00	1.21	4.87	(2.39)	2.94
Total from investment operations	5.52	1.61	5.31	(1.96)	3.29
Distributions from net investment income	(.59)	(.40)	(.75)C	(.06)	(.25)
Distributions from net realized gain	(1.14)	(1.03)	(1.81)C	(1.29)	(.51)
Total distributions	(1.73)	(1.44)D	(2.57)D	(1.35)	(.76)
Net asset value, end of period	$25.91	$22.12	$21.95	$19.21	$22.52
Total ReturnE,F	25.76%	7.74%	29.94%	(9.07)%	16.77%
Ratios to Average Net AssetsG,H
Expenses before reductions	.62%	.64%	.64%	.65%	.65%
Expenses net of fee waivers, if any	.62%	.64%	.64%	.64%	.65%
Expenses net of all reductions	.62%	.63%	.64%	.64%	.65%
Net investment income (loss)	2.08%B	2.08%	2.17%	1.98%	1.68%
Supplemental Data
Net assets, end of period (000 omitted)	$128,601	$115,376	$118,198	$101,089	$125,661
Portfolio turnover rateI	15%	26%	34%	41%	35%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.16 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.45%.

 C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions per share do not sum due to rounding.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Growth & Income Portfolio Service Class 2

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$21.72	$21.58	$18.94	$22.22	$19.74
Income from Investment Operations
Net investment income (loss)A	.48B	.37	.40	.39	.32
Net realized and unrealized gain (loss)	4.92	1.18	4.78	(2.35)	2.90
Total from investment operations	5.40	1.55	5.18	(1.96)	3.22
Distributions from net investment income	(.55)	(.38)	(.73)C	(.04)	(.23)
Distributions from net realized gain	(1.14)	(1.03)	(1.81)C	(1.28)	(.51)
Total distributions	(1.70)D	(1.41)	(2.54)	(1.32)	(.74)
Net asset value, end of period	$25.42	$21.72	$21.58	$18.94	$22.22
Total ReturnE,F	25.64%	7.59%	29.68%	(9.19)%	16.61%
Ratios to Average Net AssetsG,H
Expenses before reductions	.77%	.79%	.79%	.80%	.80%
Expenses net of fee waivers, if any	.77%	.79%	.79%	.79%	.80%
Expenses net of all reductions	.77%	.78%	.79%	.79%	.80%
Net investment income (loss)	1.94%B	1.93%	2.02%	1.83%	1.53%
Supplemental Data
Net assets, end of period (000 omitted)	$1,137,635	$908,013	$790,495	$527,879	$546,278
Portfolio turnover rateI	15%	26%	34%	41%	35%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.16 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.30%.

 C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions per share do not sum due to rounding.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Growth & Income Portfolio Investor Class

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$22.25	$22.07	$19.30	$22.62	$20.07
Income from Investment Operations
Net investment income (loss)A	.53B	.41	.44	.44	.36
Net realized and unrealized gain (loss)	5.03	1.21	4.90	(2.41)	2.96
Total from investment operations	5.56	1.62	5.34	(1.97)	3.32
Distributions from net investment income	(.60)	(.41)	(.75)C	(.06)	(.26)
Distributions from net realized gain	(1.14)	(1.03)	(1.81)C	(1.29)	(.51)
Total distributions	(1.74)	(1.44)	(2.57)D	(1.35)	(.77)
Net asset value, end of period	$26.07	$22.25	$22.07	$19.30	$22.62
Total ReturnE,F	25.80%	7.76%	29.97%	(9.05)%	16.83%
Ratios to Average Net AssetsG,H
Expenses before reductions	.60%	.61%	.62%	.62%	.63%
Expenses net of fee waivers, if any	.60%	.61%	.62%	.62%	.63%
Expenses net of all reductions	.60%	.61%	.62%	.62%	.63%
Net investment income (loss)	2.11%B	2.10%	2.19%	2.01%	1.70%
Supplemental Data
Net assets, end of period (000 omitted)	$376,272	$283,497	$291,704	$258,292	$320,793
Portfolio turnover rateI	15%	26%	34%	41%	35%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.16 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.48%.

 C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions per share do not sum due to rounding.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2021

1. Organization.

VIP Growth & Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations in "Non-cash dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$851,304,340
Gross unrealized depreciation	(65,461,607)
Net unrealized appreciation (depreciation)	$785,842,733
Tax Cost	$1,301,726,142

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$3,916,346
Net unrealized appreciation (depreciation) on securities and other investments	$785,845,707

The tax character of distributions paid was as follows:

	December 31, 2021	December 31, 2020
Ordinary Income	$54,554,307	$ 29,484,425
Long-term Capital Gains	78,446,125	73,201,786
Total	$133,000,432	$ 102,686,211

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options" and are representative of volume of activity during the period.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Growth & Income Portfolio	288,926,619	276,757,890

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .42% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$127,917
Service Class 2	2,583,071
$2,710,988

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Initial Class	$265,362.06
Service Class	80,526.06
Service Class 2	650,295.06
Investor Class	467,980.14
	$1,464,163

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
VIP Growth & Income Portfolio	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Growth & Income Portfolio	$4,464

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
VIP Growth & Income Portfolio	Borrower	$18,171,500.31%		$943

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
VIP Growth & Income Portfolio	22,754,126	17,815,859	1,977,119

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
VIP Growth & Income Portfolio	$3,252

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Growth & Income Portfolio	$103,888	$–	$–

9. Expense Reductions.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $30,000.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2021	Year ended December 31, 2020
VIP Growth & Income Portfolio
Distributions to shareholders
Initial Class	$29,180,191	$23,820,213
Service Class	8,583,827	7,568,632
Service Class 2	71,702,293	52,427,068
Investor Class	23,534,121	18,870,298
Total	$133,000,432	$102,686,211

11. Share Transactions.

Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2021	Year ended December 31, 2020	Year ended December 31, 2021	Year ended December 31, 2020
VIP Growth & Income Portfolio
Initial Class
Shares sold	2,834,414	4,431,851	$71,355,013	$84,585,498
Reinvestment of distributions	1,199,113	1,120,957	29,180,191	23,820,213
Shares redeemed	(4,175,421)	(4,806,114)	(104,656,469)	(93,599,673)
Net increase (decrease)	(141,894)	746,694	$(4,121,265)	$14,806,038
Service Class
Shares sold	137,042	194,351	$3,481,587	$3,612,761
Reinvestment of distributions	357,380	360,081	8,583,827	7,568,632
Shares redeemed	(747,533)	(724,655)	(19,043,010)	(13,854,349)
Net increase (decrease)	(253,111)	(170,223)	$(6,977,596)	$(2,672,956)
Service Class 2
Shares sold	5,519,392	7,576,371	$134,744,364	$134,274,373
Reinvestment of distributions	3,031,330	2,537,601	71,702,293	52,427,068
Shares redeemed	(5,585,958)	(4,942,164)	(132,439,834)	(92,856,140)
Net increase (decrease)	2,964,764	5,171,808	$74,006,823	$93,845,301
Investor Class
Shares sold	2,644,483	2,085,858	$66,781,336	$39,525,615
Reinvestment of distributions	968,694	892,615	23,534,121	18,870,298
Shares redeemed	(1,922,897)	(3,457,444)	(47,596,193)	(65,484,294)
Net increase (decrease)	1,690,280	(478,971)	$42,719,264	$(7,088,381)

12. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
VIP Growth & Income Portfolio	22%	2	54%

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Variable Insurance Products Fund III and Shareholders of VIP Growth & Income Portfolio

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of VIP Growth & Income Portfolio (the "Fund"), a fund of Variable Insurance Products Fund III, including the schedule of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 11, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 314 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period-B July 1, 2021 to December 31, 2021
VIP Growth & Income Portfolio
Initial Class	.52%
Actual		$1,000.00	$1,053.90	$2.69
Hypothetical-C		$1,000.00	$1,022.58	$2.65
Service Class	.62%
Actual		$1,000.00	$1,053.00	$3.21
Hypothetical-C		$1,000.00	$1,022.08	$3.16
Service Class 2.77%
Actual		$1,000.00	$1,052.30	$3.98
Hypothetical-C		$1,000.00	$1,021.32	$3.92
Investor Class	.60%
Actual		$1,000.00	$1,053.10	$3.10
Hypothetical-C		$1,000.00	$1,022.18	$3.06

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Growth & Income Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
VIP Growth & Income Portfolio
Initial Class	02/04/2022	02/04/2022	$0.051
Service Class	02/04/2022	02/04/2022	$0.051
Service Class 2	02/04/2022	02/04/2022	$0.051
Investor Class	02/04/2022	02/04/2022	$0.051

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2021, $37,438,147, or, if subsequently determined to be different, the net capital gain of such year.

A percentage of the dividends distributed during the fiscal year qualify for the dividends received deduction for corporate shareholders:

VIP Growth & Income Portfolio	Initial Class	Service Class	Service Class 2	Investor Class
February 05, 2021	99%	100%	100%	100%
December 01, 2021	64%	67%	70%	66%
December 31, 2021	62%	66%	72%	65%

VIPGI-ANN-0322
1.540026.124

Fidelity® Variable Insurance Products:

Dynamic Capital Appreciation Portfolio

Annual Report

December 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2021	Past 1 year	Past 5 years	Past 10 years
Initial Class	24.63%	20.61%	17.50%
Service Class	24.47%	20.49%	17.38%
Service Class 2	24.27%	20.30%	17.19%
Investor Class	24.46%	20.51%	17.40%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Dynamic Capital Appreciation Portfolio - Initial Class on December 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$50,157	VIP Dynamic Capital Appreciation Portfolio - Initial Class
$46,257	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 28.71% in 2021, with U.S. equities rising on improving economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. In the first quarter, the index gained 6.17%. Investors were buoyed by the rollout of vaccines, the U.S. Federal Reserve’s pledge to hold short-term interest rates near zero until the economy recovered, and the federal government’s deployment of trillions of dollars to boost the economy. A flattish May reflected concerns about inflation and jobs, but the rally resumed through August amid strong earnings. In September, the index returned -4.65% as sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraints and disruption, and the fast-spreading delta variant of the coronavirus. The Fed also signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The index sharply reversed course with a 7.01% gain in October, driven by strength in earnings. Then in November, the index stalled again, returning -0.69% amid the emergence of a new, more-highly transmissible variant, omicron, and rising inflation, which breached a 40-year high. The index advanced 4.48% in December, after studies suggested omicron resulted in fewer severe COVID-19 cases. All sectors had a double-digit return, led by energy (+55%) and real estate (+46%), whereas utilities (+18%) notably lagged.

Comments from Co-Managers Asher Anolic and Jason Weiner:  For the year ending December 31, 2021, the fund's share classes gained about 24% to 25%, trailing the 28.71% result of the benchmark S&P 500® index. The largest detractor from performance versus the benchmark was security selection in the consumer discretionary sector, especially among retailing firms. Weak picks among consumer staples stocks, primarily within the household & personal products industry, also hurt. Further hampering performance was an overweighting in the communication services sector, most notably within the media & entertainment segment. Our non-benchmark stake in Tencent Holdings was the portfolio's biggest individual relative detractor due to its roughly -16% result. We reduced exposure to Tencent Holdings the past 12 months. Also hindering performance was our overweighting in Qualcomm, which rose 23% and where we decreased our exposure this period. Another notable relative detractor was an out-of-benchmark position in Mandiant (-24%), which we purchased in the fund this past year. In contrast, the top contributor to performance versus the benchmark were investment choices in the financials sector, primarily driven by the insurance industry. Strong picks in communication services, especially within the media & entertainment industry, also helped the fund's relative result. Boosting the portfolio’s performance versus the benchmark even further was stock selection in the health care sector, primarily driven by pharmaceuticals, biotechnology & life sciences firms. The fund's top individual relative contributor was an outsized stake in Nvidia, which advanced roughly 126% the past 12 months and was among our largest holdings. Also lifting the fund’s relative return in 2021 was our overweighting in Microsoft, which gained about 52%. The company was the portfolio's biggest holding at the end of the year. Further contributing this period was an outsized stake in Alphabet (+65%), another of our larger positions. Notable changes in exposure at the sector level include a higher allocation to financials and communication services stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2021

% of fund's net assets
Microsoft Corp.	9.9
Alphabet, Inc. Class A	6.0
Amazon.com, Inc.	5.0
Apple, Inc.	4.8
UnitedHealth Group, Inc.	4.7
NVIDIA Corp.	2.9
Adobe, Inc.	2.0
Alphabet, Inc. Class C	2.0
Palo Alto Networks, Inc.	1.5
Qualcomm, Inc.	1.5
40.3

Top Five Market Sectors as of December 31, 2021

% of fund's net assets
Information Technology	30.3
Health Care	15.8
Communication Services	14.2
Industrials	10.7
Consumer Discretionary	9.5

Asset Allocation (% of fund's net assets)

As of December 31, 2021*
Stocks	99.9%
Short-Term Investments and Net Other Assets (Liabilities)	0.1%

 * Foreign investments - 11.4%

Schedule of Investments December 31, 2021

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
COMMUNICATION SERVICES - 14.2%
Diversified Telecommunication Services - 0.7%
Cellnex Telecom SA (a)	31,515	$1,825,589
Entertainment - 3.4%
Sea Ltd. ADR (b)	2,300	514,533
Take-Two Interactive Software, Inc. (b)	7,500	1,332,900
Universal Music Group NV	118,700	3,354,591
Warner Music Group Corp. Class A	79,000	3,411,220
		8,613,244
Interactive Media & Services - 9.4%
Alphabet, Inc.:
Class A (b)	5,305	15,368,797
Class C (b)	1,744	5,046,421
Meta Platforms, Inc. Class A (b)	7,700	2,589,895
ZipRecruiter, Inc. (b)	6,600	164,604
Zoominfo Technologies, Inc. (b)	10,300	661,260
		23,830,977
Media - 0.7%
Cable One, Inc.	665	1,172,694
Ion Acquisition Corp. 2 Ltd. (c)	11,766	78,244
Liberty Media Corp. Liberty Formula One Group Series C (b)	7,000	442,680
		1,693,618

TOTAL COMMUNICATION SERVICES		35,963,428

CONSUMER DISCRETIONARY - 9.5%
Automobiles - 0.8%
Ferrari NV	7,600	1,967,032
XPeng, Inc. ADR (b)	900	45,297
		2,012,329
Diversified Consumer Services - 0.8%
Laureate Education, Inc. Class A	112,000	1,370,880
Mister Car Wash, Inc.	38,400	699,264
		2,070,144
Hotels, Restaurants & Leisure - 0.6%
Airbnb, Inc. Class A	5,400	899,046
Flutter Entertainment PLC (b)	4,600	735,905
		1,634,951
Internet & Direct Marketing Retail - 5.0%
Amazon.com, Inc. (b)	3,775	12,587,134
Leisure Products - 0.2%
Peloton Interactive, Inc. Class A (b)	13,700	489,912
Multiline Retail - 0.1%
Dollarama, Inc.	5,100	255,252
Specialty Retail - 1.4%
Floor & Decor Holdings, Inc. Class A (b)	2,400	312,024
TJX Companies, Inc.	24,600	1,867,632
Victoria's Secret & Co. (b)	23,400	1,299,636
		3,479,292
Textiles, Apparel & Luxury Goods - 0.6%
LVMH Moet Hennessy Louis Vuitton SE	200	165,287
LVMH Moet Hennessy Louis Vuitton SE	700	577,556
On Holding AG	500	18,905
Samsonite International SA (a)(b)	344,100	699,007
		1,460,755

TOTAL CONSUMER DISCRETIONARY		23,989,769

CONSUMER STAPLES - 3.0%
Beverages - 1.1%
Kweichow Moutai Co. Ltd. (A Shares)	1,023	329,943
Monster Beverage Corp. (b)	25,700	2,468,228
		2,798,171
Household Products - 1.9%
Reckitt Benckiser Group PLC	29,929	2,576,398
The Clorox Co.	12,600	2,196,936
		4,773,334

TOTAL CONSUMER STAPLES		7,571,505

ENERGY - 0.6%
Energy Equipment & Services - 0.4%
Baker Hughes Co. Class A	42,000	1,010,520
Oil, Gas & Consumable Fuels - 0.2%
Denbury, Inc. (b)	1,700	130,203
Reliance Industries Ltd.	8,200	260,704
		390,907

TOTAL ENERGY		1,401,427

FINANCIALS - 7.9%
Banks - 0.5%
M&T Bank Corp.	8,600	1,320,788
Capital Markets - 5.2%
BlackRock, Inc. Class A	2,550	2,334,678
CME Group, Inc.	15,400	3,518,284
MarketAxess Holdings, Inc.	2,300	945,921
Morgan Stanley	31,800	3,121,488
Morningstar, Inc.	5,800	1,983,542
MSCI, Inc.	1,500	919,035
S&P Global, Inc.	600	283,158
		13,106,106
Diversified Financial Services - 0.0%
EQRx, Inc. (c)	11,677	79,637
Insurance - 2.2%
American Financial Group, Inc.	9,300	1,277,076
Arthur J. Gallagher & Co.	18,300	3,104,961
BRP Group, Inc. (b)	13,000	469,430
Marsh & McLennan Companies, Inc.	3,700	643,134
		5,494,601

TOTAL FINANCIALS		20,001,132

HEALTH CARE - 15.8%
Biotechnology - 3.7%
Adamas Pharmaceuticals, Inc.:
rights (b)(d)	47,000	2,820
rights (b)(d)	47,000	2,820
Alnylam Pharmaceuticals, Inc. (b)	2,200	373,076
Applied Therapeutics, Inc. (b)	10,000	89,500
Cytokinetics, Inc. (b)	5,300	241,574
Erasca, Inc.	2,700	42,066
Evelo Biosciences, Inc. (b)	1,600	9,712
Gamida Cell Ltd. (b)	38,300	97,282
Hookipa Pharma, Inc. (b)	10,200	23,766
Horizon Therapeutics PLC (b)	17,300	1,864,248
Innovent Biologics, Inc. (a)(b)	36,000	222,762
Prelude Therapeutics, Inc. (b)	800	9,960
Regeneron Pharmaceuticals, Inc. (b)	3,500	2,210,320
Rubius Therapeutics, Inc. (b)	6,100	59,048
Seres Therapeutics, Inc. (b)	4,500	37,485
Synlogic, Inc. (b)	34,200	82,764
Vertex Pharmaceuticals, Inc. (b)	16,700	3,667,320
Vor Biopharma, Inc. (b)	11,384	132,282
XOMA Corp. (b)(e)	8,300	173,055
		9,341,860
Health Care Equipment & Supplies - 1.9%
Axonics Modulation Technologies, Inc. (b)	2,600	145,600
Edwards Lifesciences Corp. (b)	13,700	1,774,835
Insulet Corp. (b)	400	106,428
Intuitive Surgical, Inc. (b)	5,500	1,976,150
Medacta Group SA (a)(b)	370	57,601
Nevro Corp. (b)	1,500	121,605
Penumbra, Inc. (b)	2,400	689,568
		4,871,787
Health Care Providers & Services - 5.7%
Guardant Health, Inc. (b)	3,400	340,068
HealthEquity, Inc. (b)	27,600	1,221,024
Option Care Health, Inc. (b)	13,800	392,472
Tenet Healthcare Corp. (b)	7,400	604,506
UnitedHealth Group, Inc.	23,500	11,800,290
		14,358,360
Health Care Technology - 0.2%
Certara, Inc.	16,100	457,562
Simulations Plus, Inc. (e)	2,000	94,600
		552,162
Life Sciences Tools & Services - 1.9%
10X Genomics, Inc. (b)	1,500	223,440
Berkeley Lights, Inc. (b)(e)	18,300	332,694
Bio-Techne Corp.	1,100	569,074
Bruker Corp.	16,200	1,359,342
Codexis, Inc. (b)	9,000	281,430
Danaher Corp.	6,200	2,039,862
Nanostring Technologies, Inc. (b)	500	21,115
Olink Holding AB ADR (b)	800	14,560
		4,841,517
Pharmaceuticals - 2.4%
Aclaris Therapeutics, Inc. (b)	6,700	97,418
Eli Lilly & Co.	10,500	2,900,310
Revance Therapeutics, Inc. (b)	8,100	132,192
Zoetis, Inc. Class A	12,600	3,074,778
		6,204,698

TOTAL HEALTH CARE		40,170,384

INDUSTRIALS - 10.7%
Aerospace & Defense - 1.6%
Airbus Group NV (b)	2,400	307,065
Axon Enterprise, Inc. (b)	2,000	314,000
HEICO Corp. Class A	5,300	681,156
Northrop Grumman Corp.	7,000	2,709,490
		4,011,711
Airlines - 0.7%
Ryanair Holdings PLC sponsored ADR (b)	18,500	1,893,105
Construction & Engineering - 0.2%
Willscot Mobile Mini Holdings (b)	9,700	396,148
Electrical Equipment - 1.2%
Ballard Power Systems, Inc. (b)(e)	800	10,048
Bloom Energy Corp. Class A (b)(e)	3,900	85,527
Ceres Power Holdings PLC (b)	18,600	251,429
Eaton Corp. PLC	6,100	1,054,202
Encore Wire Corp.	2,700	386,370
Generac Holdings, Inc. (b)	3,700	1,302,104
		3,089,680
Industrial Conglomerates - 0.8%
General Electric Co.	21,400	2,021,658
Machinery - 2.1%
Deere & Co.	4,200	1,440,138
Ingersoll Rand, Inc.	39,300	2,431,491
Otis Worldwide Corp.	17,000	1,480,190
		5,351,819
Professional Services - 2.9%
ASGN, Inc. (b)	2,400	296,160
Dun & Bradstreet Holdings, Inc. (b)	25,800	528,642
Equifax, Inc.	4,100	1,200,439
Experian PLC	37,314	1,837,934
KBR, Inc.	62,000	2,952,440
Kforce, Inc.	1,700	127,874
Upwork, Inc. (b)	14,700	502,152
		7,445,641
Trading Companies & Distributors - 1.2%
Azelis Group NV	3,800	108,522
Ferguson PLC	14,700	2,611,114
United Rentals, Inc. (b)	800	265,832
		2,985,468

TOTAL INDUSTRIALS		27,195,230

INFORMATION TECHNOLOGY - 30.3%
Electronic Equipment & Components - 0.6%
Zebra Technologies Corp. Class A (b)	2,400	1,428,480
IT Services - 2.9%
Adyen BV (a)(b)	310	813,751
Amadeus IT Holding SA Class A (b)	16,400	1,109,694
Cognizant Technology Solutions Corp. Class A	28,000	2,484,160
MongoDB, Inc. Class A (b)	2,100	1,111,635
Snowflake Computing, Inc. (b)	500	169,375
VeriSign, Inc. (b)	7,000	1,776,740
		7,465,355
Semiconductors & Semiconductor Equipment - 5.8%
Aixtron AG	20,200	409,160
ASML Holding NV	1,600	1,273,824
Enphase Energy, Inc. (b)	4,600	841,524
NVIDIA Corp.	24,800	7,293,928
Qualcomm, Inc.	20,700	3,785,409
SolarEdge Technologies, Inc. (b)	1,300	364,741
Universal Display Corp.	5,300	874,659
		14,843,245
Software - 16.2%
Adobe, Inc. (b)	9,000	5,103,540
Coupa Software, Inc. (b)	2,700	426,735
Epic Games, Inc. (b)(c)(d)	156	141,776
HashiCorp, Inc.	300	27,312
Intuit, Inc.	3,900	2,508,558
Mandiant, Inc. (b)	125,900	2,208,286
Manhattan Associates, Inc. (b)	6,100	948,489
Microsoft Corp.	75,100	25,257,632
Oracle Corp.	4,900	427,329
Palo Alto Networks, Inc. (b)	6,800	3,785,968
Samsara, Inc. (e)	1,300	36,543
Volue A/S (b)	22,500	149,094
		41,021,262
Technology Hardware, Storage & Peripherals - 4.8%
Apple, Inc.	68,760	12,209,713

TOTAL INFORMATION TECHNOLOGY		76,968,055

MATERIALS - 4.9%
Chemicals - 3.2%
Albemarle Corp. U.S.	5,800	1,355,866
Axalta Coating Systems Ltd. (b)	19,700	652,464
CF Industries Holdings, Inc.	22,900	1,620,862
Sherwin-Williams Co.	8,900	3,134,224
The Chemours Co. LLC	43,000	1,443,080
		8,206,496
Construction Materials - 0.5%
Martin Marietta Materials, Inc.	2,900	1,277,508
Metals & Mining - 1.2%
First Quantum Minerals Ltd.	22,100	528,849
Freeport-McMoRan, Inc.	42,900	1,790,217
Lynas Rare Earths Ltd. (b)	78,939	585,785
MP Materials Corp. (b)(e)	3,500	158,970
		3,063,821

TOTAL MATERIALS		12,547,825

REAL ESTATE - 2.0%
Equity Real Estate Investment Trusts (REITs) - 2.0%
Prologis (REIT), Inc.	22,200	3,737,592
Welltower, Inc.	14,100	1,209,357
		4,946,949
Real Estate Management & Development - 0.0%
Doma Holdings, Inc. (c)	22,979	116,733

TOTAL REAL ESTATE		5,063,682

UTILITIES - 0.8%
Electric Utilities - 0.7%
NextEra Energy, Inc.	18,100	1,689,816
Independent Power and Renewable Electricity Producers - 0.1%
Brookfield Renewable Corp.	6,700	246,761
Brookfield Renewable Partners LP	2,900	103,791
		350,552

TOTAL UTILITIES		2,040,368

TOTAL COMMON STOCKS
(Cost $163,157,044)		252,912,805

Convertible Preferred Stocks - 0.2%
HEALTH CARE - 0.0%
Biotechnology - 0.0%
ElevateBio LLC Series C (c)(d)	5,300	19,509
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
ASAPP, Inc. Series C (c)(d)	17,672	80,028
MATERIALS - 0.2%
Metals & Mining - 0.2%
Illuminated Holdings, Inc.:
Series C2 (b)(c)(d)	3,438	148,522
Series C3 (b)(c)(d)	4,298	185,674
Series C4 (c)(d)	1,252	54,086
Series C5 (c)(d)	2,617	113,054
		501,336
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $511,834)		600,873

Money Market Funds - 0.5%
Fidelity Cash Central Fund 0.08% (f)	813,637	813,800
Fidelity Securities Lending Cash Central Fund 0.08% (f)(g)	374,475	374,512
TOTAL MONEY MARKET FUNDS
(Cost $1,188,312)		1,188,312
TOTAL INVESTMENT IN SECURITIES - 100.4%
(Cost $164,857,190)		254,701,990
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(1,071,195)
NET ASSETS - 100%		$253,630,795

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,618,710 or 1.4% of net assets.

 (b) Non-income producing

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,017,263 or 0.4% of net assets.

 (d) Level 3 security

 (e) Security or a portion of the security is on loan at period end.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
ASAPP, Inc. Series C	4/30/21	$116,584
Doma Holdings, Inc.	3/2/21	$229,790
ElevateBio LLC Series C	3/9/21	$22,234
Epic Games, Inc.	3/29/21	$138,060
EQRx, Inc.	8/5/21	$116,770
Illuminated Holdings, Inc. Series C2	7/7/20	$85,950
Illuminated Holdings, Inc. Series C3	7/7/20	$128,940
Illuminated Holdings, Inc. Series C4	1/8/21	$45,072
Illuminated Holdings, Inc. Series C5	6/16/21	$113,054
Ion Acquisition Corp. 2 Ltd.	6/24/21	$117,660

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.08%	$1,799,442	$51,030,023	$52,015,654	$1,246	$(11)	$--	$813,800	0.0%
Fidelity Securities Lending Cash Central Fund 0.08%	1,225,037	7,540,511	8,391,036	9,710	--	--	374,512	0.0%
Total	$3,024,479	$ 58,570,534	$ 60,406,690	$10,956	$(11)	$--	$1,188,312

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$35,963,428	$30,783,248	$5,180,180	$--
Consumer Discretionary	23,989,769	23,088,577	901,192	--
Consumer Staples	7,571,505	4,995,107	2,576,398	--
Energy	1,401,427	1,401,427	--	--
Financials	20,001,132	20,001,132	--	--
Health Care	40,189,893	40,107,143	57,601	25,149
Industrials	27,195,230	22,079,166	5,116,064	--
Information Technology	77,048,083	74,344,580	2,481,699	221,804
Materials	13,049,161	11,962,040	585,785	501,336
Real Estate	5,063,682	5,063,682	--	--
Utilities	2,040,368	2,040,368	--	--
Money Market Funds	1,188,312	1,188,312	--	--
Total Investments in Securities:	$254,701,990	$237,054,782	$16,898,919	$748,289

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.6%
Netherlands	3.0%
Ireland	2.1%
Bailiwick of Jersey	1.7%
Spain	1.1%
United Kingdom	1.1%
Others (Individually Less Than 1%)	2.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2021
Assets
Investment in securities, at value (including securities loaned of $364,122) — See accompanying schedule: Unaffiliated issuers (cost $163,668,878)	$253,513,678
Fidelity Central Funds (cost $1,188,312)	1,188,312
Total Investment in Securities (cost $164,857,190)		$254,701,990
Cash		18,677
Foreign currency held at value (cost $3,835)		3,816
Receivable for investments sold		449,491
Receivable for fund shares sold		4,925
Dividends receivable		68,015
Distributions receivable from Fidelity Central Funds		350
Prepaid expenses		228
Total assets		255,247,492
Liabilities
Payable for investments purchased	$798,762
Payable for fund shares redeemed	250,044
Accrued management fee	108,872
Distribution and service plan fees payable	4,080
Other affiliated payables	34,224
Other payables and accrued expenses	46,390
Collateral on securities loaned	374,325
Total liabilities		1,616,697
Net Assets		$253,630,795
Net Assets consist of:
Paid in capital		$138,032,074
Total accumulated earnings (loss)		115,598,721
Net Assets		$253,630,795
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($30,029,493 ÷ 1,530,736 shares)		$19.62
Service Class:
Net Asset Value, offering price and redemption price per share ($444,918 ÷ 23,015 shares)		$19.33
Service Class 2:
Net Asset Value, offering price and redemption price per share ($19,579,065 ÷ 1,038,792 shares)		$18.85
Investor Class:
Net Asset Value, offering price and redemption price per share ($203,577,319 ÷ 10,407,101 shares)		$19.56

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2021
Investment Income
Dividends		$1,935,728
Special dividends		785,120
Income from Fidelity Central Funds (including $9,710 from security lending)		10,956
Total income		2,731,804
Expenses
Management fee	$1,221,670
Transfer agent fees	285,725
Distribution and service plan fees	50,051
Accounting fees	90,522
Custodian fees and expenses	22,594
Independent trustees' fees and expenses	794
Audit	49,446
Legal	3,338
Miscellaneous	937
Total expenses before reductions	1,725,077
Expense reductions	(3,644)
Total expenses after reductions		1,721,433
Net investment income (loss)		1,010,371
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	31,852,760
Fidelity Central Funds	(11)
Foreign currency transactions	(5,184)
Total net realized gain (loss)		31,847,565
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	17,320,031
Assets and liabilities in foreign currencies	(429)
Total change in net unrealized appreciation (depreciation)		17,319,602
Net gain (loss)		49,167,167
Net increase (decrease) in net assets resulting from operations		$50,177,538

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2021	Year ended December 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,010,371	$186,019
Net realized gain (loss)	31,847,565	14,280,842
Change in net unrealized appreciation (depreciation)	17,319,602	35,337,355
Net increase (decrease) in net assets resulting from operations	50,177,538	49,804,216
Distributions to shareholders	(21,366,276)	(2,607,792)
Share transactions - net increase (decrease)	19,313,218	(5,208,589)
Total increase (decrease) in net assets	48,124,480	41,987,835
Net Assets
Beginning of period	205,506,315	163,518,480
End of period	$253,630,795	$205,506,315

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Dynamic Capital Appreciation Portfolio Initial Class

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$17.36	$13.20	$12.24	$14.43	$12.53
Income from Investment Operations
Net investment income (loss)A	.09B	.03	.07	.08	.10
Net realized and unrealized gain (loss)	3.96	4.35	3.21	(.73)C	2.77
Total from investment operations	4.05	4.38	3.28	(.65)	2.87
Distributions from net investment income	(.11)D	(.03)	(.08)	(.08)	(.12)
Distributions from net realized gain	(1.67)D	(.19)	(2.24)	(1.46)	(.86)
Total distributions	(1.79)E	(.22)	(2.32)	(1.54)	(.97)E
Net asset value, end of period	$19.62	$17.36	$13.20	$12.24	$14.43
Total ReturnF,G	24.63%	33.61%	30.08%	(4.89)%C	23.89%
Ratios to Average Net AssetsH,I
Expenses before reductions	.66%	.68%	.68%	.69%	.72%
Expenses net of fee waivers, if any	.66%	.68%	.68%	.69%	.72%
Expenses net of all reductions	.66%	.68%	.68%	.68%	.71%
Net investment income (loss)	.51%B	.19%	.57%	.54%	.73%
Supplemental Data
Net assets, end of period (000 omitted)	$30,029	$26,104	$22,638	$20,701	$24,566
Portfolio turnover rateJ	61%	62%	66%	155%	116%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .18%.

 C Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.33 per share. Excluding this reimbursement, the total return would have been (7.25) %.

 D The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 E Total distributions per share do not sum due to rounding.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Dynamic Capital Appreciation Portfolio Service Class

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$17.13	$13.03	$12.11	$14.28	$12.41
Income from Investment Operations
Net investment income (loss)A	.08B	.01	.06	.06	.08
Net realized and unrealized gain (loss)	3.89	4.30	3.17	(.71)C	2.75
Total from investment operations	3.97	4.31	3.23	(.65)	2.83
Distributions from net investment income	(.09)D	(.02)	(.07)	(.06)	(.10)
Distributions from net realized gain	(1.67)D	(.19)	(2.24)	(1.46)	(.86)
Total distributions	(1.77)E	(.21)	(2.31)	(1.52)	(.96)
Net asset value, end of period	$19.33	$17.13	$13.03	$12.11	$14.28
Total ReturnF,G	24.47%	33.48%	29.96%	(4.97)%C	23.76%
Ratios to Average Net AssetsH,I
Expenses before reductions	.76%	.78%	.78%	.79%	.82%
Expenses net of fee waivers, if any	.76%	.78%	.78%	.79%	.82%
Expenses net of all reductions	.76%	.78%	.78%	.78%	.81%
Net investment income (loss)	.42%B	.09%	.47%	.44%	.63%
Supplemental Data
Net assets, end of period (000 omitted)	$445	$327	$287	$265	$631
Portfolio turnover rateJ	61%	62%	66%	155%	116%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .08%.

 C Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.33 per share. Excluding this reimbursement, the total return would have been (7.33) %.

 D The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 E Total distributions per share do not sum due to rounding.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Dynamic Capital Appreciation Portfolio Service Class 2

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$16.74	$12.74	$11.88	$14.05	$12.23
Income from Investment Operations
Net investment income (loss)A	.05B	(.01)	.04	.04	.06
Net realized and unrealized gain (loss)	3.79	4.21	3.11	(.71)C	2.70
Total from investment operations	3.84	4.20	3.15	(.67)	2.76
Distributions from net investment income	(.05)D	(.01)	(.05)	(.05)	(.08)
Distributions from net realized gain	(1.67)D	(.19)	(2.24)	(1.46)	(.86)
Total distributions	(1.73)E	(.20)	(2.29)	(1.50)E	(.94)
Net asset value, end of period	$18.85	$16.74	$12.74	$11.88	$14.05
Total ReturnF,G	24.27%	33.34%	29.82%	(5.17)%C	23.50%
Ratios to Average Net AssetsH,I
Expenses before reductions	.91%	.93%	.93%	.94%	.97%
Expenses net of fee waivers, if any	.91%	.93%	.93%	.94%	.97%
Expenses net of all reductions	.91%	.93%	.93%	.93%	.96%
Net investment income (loss)	.26%B	(.06)%	.32%	.29%	.48%
Supplemental Data
Net assets, end of period (000 omitted)	$19,579	$18,900	$15,870	$14,533	$17,294
Portfolio turnover rateJ	61%	62%	66%	155%	116%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.07) %.

 C Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.32 per share. Excluding this reimbursement, the total return would have been (7.53) %.

 D The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 E Total distributions per share do not sum due to rounding.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Dynamic Capital Appreciation Portfolio Investor Class

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$17.32	$13.17	$12.21	$14.40	$12.51
Income from Investment Operations
Net investment income (loss)A	.08B	.02	.06	.06	.09
Net realized and unrealized gain (loss)	3.93	4.34	3.21	(.72)C	2.76
Total from investment operations	4.01	4.36	3.27	(.66)	2.85
Distributions from net investment income	(.09)D	(.02)	(.07)	(.07)	(.11)
Distributions from net realized gain	(1.67)D	(.19)	(2.24)	(1.46)	(.86)
Total distributions	(1.77)E	(.21)	(2.31)	(1.53)	(.96)E
Net asset value, end of period	$19.56	$17.32	$13.17	$12.21	$14.40
Total ReturnF,G	24.46%	33.54%	30.07%	(5.00)%C	23.74%
Ratios to Average Net AssetsH,I
Expenses before reductions	.73%	.76%	.76%	.77%	.80%
Expenses net of fee waivers, if any	.73%	.76%	.76%	.77%	.80%
Expenses net of all reductions	.73%	.75%	.76%	.76%	.79%
Net investment income (loss)	.44%B	.12%	.50%	.46%	.65%
Supplemental Data
Net assets, end of period (000 omitted)	$203,577	$160,175	$124,723	$108,561	$118,071
Portfolio turnover rateJ	61%	62%	66%	155%	116%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .10%.

 C Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.33 per share. Excluding this reimbursement, the total return would have been (7.36) %.

 D The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 E Total distributions per share do not sum due to rounding.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2021

1. Organization.

VIP Dynamic Capital Appreciation Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnership and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$94,102,022
Gross unrealized depreciation	(4,294,704)
Net unrealized appreciation (depreciation)	$89,807,318
Tax Cost	$164,894,672

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$25,865,395
Net unrealized appreciation (depreciation) on securities and other investments	$89,807,248

The Fund intends to elect to defer to its next fiscal year $73,918 of capital losses recognized during the period November 1,2021 to December 31, 2021.

The tax character of distributions paid was as follows:

	December 31, 2021	December 31, 2020
Ordinary Income	$7,433,857	$ 272,057
Long-term Capital Gains	13,932,419	2,335,735
Total	$21,366,276	$ 2,607,792

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Dynamic Capital Appreciation Portfolio	140,404,613	140,019,903

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .52% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$396
Service Class 2	49,655
$50,051

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Initial Class	$18,041.06
Service Class	249.06
Service Class 2	12,504.06
Investor Class	254,931.14
	$285,725

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
VIP Dynamic Capital Appreciation Portfolio	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Dynamic Capital Appreciation Portfolio	$1,973

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
VIP Dynamic Capital Appreciation Portfolio	5,069,292	6,360,476	1,001,489

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
VIP Dynamic Capital Appreciation Portfolio	$397

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Dynamic Capital Appreciation Portfolio	$1,019	$58	$18,765

8. Expense Reductions.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $3,644.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2021	Year ended December 31, 2020
VIP Dynamic Capital Appreciation Portfolio
Distributions to shareholders
Initial Class	$2,664,797	$364,145
Service Class	35,465	3,946
Service Class 2	1,896,525	238,875
Investor Class	16,769,489	2,000,826
Total	$21,366,276	$2,607,792

10. Share Transactions.

Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2021	Year ended December 31, 2020	Year ended December 31, 2021	Year ended December 31, 2020
VIP Dynamic Capital Appreciation Portfolio
Initial Class
Shares sold	121,009	116,401	$2,187,314	$1,654,235
Reinvestment of distributions	150,157	26,220	2,664,797	364,145
Shares redeemed	(243,725)	(354,192)	(4,518,065)	(4,586,499)
Net increase (decrease)	27,441	(211,571)	$334,046	$(2,568,119)
Service Class
Shares sold	2,415	1	$41,895	$7
Reinvestment of distributions	2,022	290	35,465	3,946
Shares redeemed	(509)	(3,200)	(9,577)	(43,506)
Net increase (decrease)	3,928	(2,909)	$67,783	$(39,553)
Service Class 2
Shares sold	61,917	108,547	$1,062,336	$1,422,488
Reinvestment of distributions	111,561	18,124	1,896,525	238,875
Shares redeemed	(263,821)	(242,941)	(4,676,764)	(3,256,668)
Net increase (decrease)	(90,343)	(116,270)	$(1,717,903)	$(1,595,305)
Investor Class
Shares sold	1,178,977	976,276	$21,525,300	$14,370,083
Reinvestment of distributions	946,320	145,249	16,769,489	2,000,826
Shares redeemed	(967,121)	(1,343,259)	(17,665,497)	(17,376,521)
Net increase (decrease)	1,158,176	(221,734)	$20,629,292	$(1,005,612)

11. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 92% of the total outstanding shares of the Fund.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Variable Insurance Products Fund III and Shareholders of VIP Dynamic Capital Appreciation Portfolio

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of VIP Dynamic Capital Appreciation Portfolio (the "Fund"), a fund of Variable Insurance Products Fund III, including the schedule of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 11, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 314 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period-B July 1, 2021 to December 31, 2021
VIP Dynamic Capital Appreciation Portfolio
Initial Class	.65%
Actual		$1,000.00	$1,092.70	$3.43
Hypothetical-C		$1,000.00	$1,021.93	$3.31
Service Class	.75%
Actual		$1,000.00	$1,092.00	$3.95
Hypothetical-C		$1,000.00	$1,021.42	$3.82
Service Class 2.90%
Actual		$1,000.00	$1,091.40	$4.74
Hypothetical-C		$1,000.00	$1,020.67	$4.58
Investor Class	.73%
Actual		$1,000.00	$1,092.30	$3.85
Hypothetical-C		$1,000.00	$1,021.53	$3.72

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Dynamic Capital Appreciation Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
VIP Dynamic Capital Appreciation Portfolio
Initial Class	02/04/22	02/04/22	$2.052
Service Class	02/04/22	02/04/22	$2.052
Service Class 2	02/04/22	02/04/22	$2.052
Investor Class	02/04/22	02/04/22	$2.052

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2021, $25,878,909, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 93% and 32%; Service Class designates 100% and 33%; Service Class 2 designates 100% and 35%; and Investor Class designates 100% and 33%; of the dividends distributed in February and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

VIPDCA-ANN-0322
1.751799.121

Fidelity® Variable Insurance Products:

Balanced Portfolio

Annual Report

December 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2021	Past 1 year	Past 5 years	Past 10 years
Initial Class	18.26%	14.98%	12.65%
Service Class	18.13%	14.86%	12.53%
Service Class 2	17.99%	14.69%	12.37%
Investor Class	18.17%	14.89%	12.57%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Balanced Portfolio - Initial Class on December 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$32,917	VIP Balanced Portfolio - Initial Class
$46,257	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 28.71% in 2021, with U.S. equities rising on improving economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. These factors helped the index rise 11.84% through April. Investors also gained optimism by the U.S. Federal Reserve’s pledge to hold short-term interest rates near zero until the economy recovered, and the federal government’s deployment of trillions of dollars to boost the economy. A flattish May reflected concerns about inflation and jobs, but the rally resumed through August amid strong earnings. In September, the index returned -4.65%, as sentiment turned broadly negative due to a host of factors, including inflationary pressure from surging commodity prices, rising bond yields, supply constraints and disruption, the fast-spreading delta variant of the coronavirus, and the Fed’s signal that it could soon begin to taper its pandemic-era bond purchases. In the fourth quarter, the index gained 11.03%, driven by strong earnings growth amid an ongoing mid-cycle economic expansion, despite the emergence of a new, more-highly transmissible variant, omicron, and rising inflation, which breached a 40-year high. Turning to fixed income, U.S. taxable investment-grade bonds posted a decline for the 12 months, hampered by higher interest rates. The Bloomberg U.S. Aggregate Bond Index returned -1.54%. Outside the index, U.S. corporate high-yield bonds gained roughly 5% and Treasury Inflation-Protected Securities rose 6%.

Comments from Co-Managers Robert Stansky and Ashley Fernandes:  For the year ending December 31, 2021, the fund's share classes gained roughly 18%, topping the 15.86% advance of the Fidelity Balanced 60/40 Composite IndexSM, but trailing the broad-based S&P 500® index. Given the much better showing by equities this past year, the fund benefited considerably from underweighting bonds and overweighting stocks versus the Composite index, while to a lesser extent security selection in the bond subportfolio also helped. The primary drag on relative performance was subpar investment choices in the equity sleeve. The fund’s equity investments rose 27.07%, trailing the S&P 500®. Security selection in industrials weighed on relative performance the most, by far. Positioning among information technology and consumer discretionary stocks also detracted. Among individual holdings, the subportfolio’s largest relative detractor, by a wide margin, was an out-of-index position in Sunrun (-50%). Allison Transmission Holdings (-14%) was another non-index holding that weighed on the subportfolio’s relative result. Conversely, investment choices in materials and communication services notably contributed to relative performance during the year. An out-of-index stake in Jabil (+66%) contributed on a relative basis more than any other individual holding. In a challenging year for fixed-income investments, the investment-grade bond central fund returned -0.28%, topping the Bloomberg U.S. Aggregate Bond Index. Security selection contributed to the bond subportfolio’s performance versus the Bloomberg index. From a sector standpoint, overweighting the bonds of financial firms and underweighting mortgage-backed securities proved timely. Yield-curve positioning within the central fund was roughly neutral in 2021.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  After more than 17 years with Fidelity, Brian Lempel retired from the company on January 18, 2022, at which time Matt Drukker, Pri Bakshi and Ali Khan were appointed co-managers of the fund. Pri and Ali assumed responsibility for the information technology sleeve, while Matt took the reins on the communication services sleeve.

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

Top Five Stocks as of December 31, 2021

% of fund's net assets
Microsoft Corp.	4.9
Apple, Inc.	4.2
Amazon.com, Inc.	2.6
Alphabet, Inc. Class A	1.7
Alphabet, Inc. Class C	1.6
15.0

Top Five Bond Issuers as of December 31, 2021

(with maturities greater than one year)	% of fund's net assets
U.S. Treasury Obligations	10.5
Fannie Mae	1.2
Ginnie Mae	1.2
Uniform Mortgage Backed Securities	1.0
Freddie Mac	0.8
14.7

Top Five Market Sectors as of December 31, 2021

% of fund's net assets
Information Technology	18.9
Financials	11.8
Health Care	9.6
Consumer Discretionary	9.1
Communication Services	7.9

Asset Allocation (% of fund's net assets)

As of December 31, 2021*
Stocks and Equity Futures	71.8%
Bonds	26.6%
Short-Term Investments and Net Other Assets (Liabilities)	1.5%
Other Investments	0.1%

 * Foreign investments - 9.1%

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Percentages are adjusted for the effect of futures contracts and swaps, if applicable.

Schedule of Investments December 31, 2021

Showing Percentage of Net Assets

Common Stocks - 70.5%
	Shares	Value
COMMUNICATION SERVICES - 7.1%
Diversified Telecommunication Services - 0.2%
AT&T, Inc.	434,126	$10,679,500
Entertainment - 1.0%
Activision Blizzard, Inc.	168,385	11,202,654
Netflix, Inc. (a)	55,859	33,651,696
Sea Ltd. ADR (a)	5,100	1,140,921
The Walt Disney Co. (a)	186,999	28,964,275
		74,959,546
Interactive Media & Services - 5.2%
Alphabet, Inc.:
Class A (a)	43,110	124,891,394
Class C (a)	40,723	117,835,666
Meta Platforms, Inc. Class A (a)	349,575	117,579,551
Snap, Inc. Class A (a)	91,419	4,299,436
Tongdao Liepin Group (a)	1,711,598	4,157,417
Twitter, Inc. (a)	97,267	4,203,880
Vimeo, Inc. (a)	4,511	81,018
Z Holdings Corp.	205,000	1,189,403
Zoominfo Technologies, Inc. (a)	157,308	10,099,174
		384,336,939
Media - 0.3%
Comcast Corp. Class A	379,597	19,105,117
Liberty Media Corp. Liberty Media Class A (a)	21,800	1,293,612
ViacomCBS, Inc. Class B	40,599	1,225,278
		21,624,007
Wireless Telecommunication Services - 0.4%
T-Mobile U.S., Inc. (a)	278,824	32,338,008

TOTAL COMMUNICATION SERVICES		523,938,000

CONSUMER DISCRETIONARY - 8.9%
Auto Components - 0.1%
Adient PLC (a)	108,000	5,171,040
Automobiles - 1.2%
Ferrari NV	20,100	5,202,282
Tesla, Inc. (a)	76,100	80,420,958
		85,623,240
Distributors - 0.1%
LKQ Corp.	186,400	11,189,592
Hotels, Restaurants & Leisure - 1.4%
Airbnb, Inc. Class A	31,428	5,232,448
Booking Holdings, Inc. (a)	9,400	22,552,762
Caesars Entertainment, Inc. (a)	79,000	7,388,870
Churchill Downs, Inc.	43,100	10,382,790
Compass Group PLC	429,300	9,665,127
Las Vegas Sands Corp. (a)	175,200	6,594,528
MakeMyTrip Ltd. (a)	46,360	1,284,636
Marriott International, Inc. Class A (a)	140,500	23,216,220
McDonald's Corp.	54,100	14,502,587
Sweetgreen, Inc. Class A (b)	7,300	233,600
		101,053,568
Household Durables - 0.6%
GoPro, Inc. Class A (a)	493,400	5,086,954
Leggett & Platt, Inc.	138,000	5,680,080
Lennar Corp. Class A	160,200	18,608,832
Mohawk Industries, Inc. (a)	30,500	5,556,490
Tempur Sealy International, Inc.	134,100	6,306,723
		41,239,079
Internet & Direct Marketing Retail - 3.0%
Amazon.com, Inc. (a)	58,460	194,925,516
Cazoo Group Ltd. (c)	56,400	340,092
Deliveroo PLC Class A (a)(d)	365,500	1,043,370
eBay, Inc.	219,700	14,610,050
Farfetch Ltd. Class A (a)	115,100	3,847,793
Global-e Online Ltd. (a)	37,000	2,345,430
Porch Group, Inc. Class A (a)	468,780	7,308,280
		224,420,531
Multiline Retail - 0.3%
Dollar General Corp.	9,600	2,263,968
Dollar Tree, Inc. (a)	108,400	15,232,368
Nordstrom, Inc. (a)	154,400	3,492,528
Ollie's Bargain Outlet Holdings, Inc. (a)	35,800	1,832,602
		22,821,466
Specialty Retail - 1.7%
Auto1 Group SE (d)	170,577	3,770,020
Burlington Stores, Inc. (a)	17,400	5,072,274
Industria de Diseno Textil SA	299,200	9,649,214
Lowe's Companies, Inc.	204,200	52,781,616
The Home Depot, Inc.	79,808	33,121,118
TJX Companies, Inc.	279,580	21,225,714
Ulta Beauty, Inc. (a)	2,300	948,382
		126,568,338
Textiles, Apparel & Luxury Goods - 0.5%
Capri Holdings Ltd. (a)	46,600	3,024,806
LVMH Moet Hennessy Louis Vuitton SE	5,600	4,628,030
NIKE, Inc. Class B	83,030	13,838,610
PVH Corp.	50,400	5,375,160
Tapestry, Inc.	287,100	11,656,260
		38,522,866

TOTAL CONSUMER DISCRETIONARY		656,609,720

CONSUMER STAPLES - 4.4%
Beverages - 1.5%
Boston Beer Co., Inc. Class A (a)	3,300	1,666,830
Constellation Brands, Inc. Class A (sub. vtg.)	64,000	16,062,080
Duckhorn Portfolio, Inc. (a)	56,300	1,314,042
Keurig Dr. Pepper, Inc.	127,917	4,715,021
Monster Beverage Corp. (a)	136,326	13,092,749
PepsiCo, Inc.	201,900	35,072,049
Pernod Ricard SA	20,900	5,028,077
The Coca-Cola Co.	599,500	35,496,395
		112,447,243
Food & Staples Retailing - 1.3%
BJ's Wholesale Club Holdings, Inc. (a)	107,400	7,192,578
Cake Box Holdings PLC	53,343	258,704
Costco Wholesale Corp.	70,300	39,909,310
Grocery Outlet Holding Corp. (a)	33,300	941,724
Shop Apotheke Europe NV (a)(d)	6,900	887,787
U.S. Foods Holding Corp. (a)	275,800	9,606,114
Walgreens Boots Alliance, Inc.	127,000	6,624,320
Walmart, Inc.	207,600	30,037,644
Zur Rose Group AG (a)	4,930	1,270,624
		96,728,805
Food Products - 0.5%
Bunge Ltd.	18,000	1,680,480
Darling Ingredients, Inc. (a)	32,300	2,238,067
Freshpet, Inc. (a)	10,300	981,281
Hotel Chocolat Group Ltd. (a)	30,400	206,966
Local Bounti Corp. (c)	165,565	1,067,894
McCormick & Co., Inc. (non-vtg.)	60,600	5,854,566
Mondelez International, Inc.	278,300	18,454,073
Sovos Brands, Inc. (b)	42,000	632,100
		31,115,427
Household Products - 0.8%
Procter & Gamble Co.	366,100	59,886,638
Personal Products - 0.2%
Estee Lauder Companies, Inc. Class A	37,500	13,882,500
Olaplex Holdings, Inc.	19,100	556,383
The Honest Co., Inc.	29,100	235,419
		14,674,302
Tobacco - 0.1%
Altria Group, Inc.	162,600	7,705,614

TOTAL CONSUMER STAPLES		322,558,029

ENERGY - 2.2%
Energy Equipment & Services - 0.2%
Aspen Aerogels, Inc. (a)	10,400	517,816
Baker Hughes Co. Class A	57,000	1,371,420
Halliburton Co.	358,200	8,192,034
Liberty Oilfield Services, Inc. Class A (a)	149,600	1,451,120
Oceaneering International, Inc. (a)	132,090	1,493,938
Schlumberger Ltd.	71,800	2,150,410
Weatherford International PLC (a)	51,000	1,413,720
		16,590,458
Oil, Gas & Consumable Fuels - 2.0%
Africa Oil Corp. (a)	1,686,254	2,386,177
Antero Resources Corp. (a)	51,500	901,250
Canadian Natural Resources Ltd.	324,800	13,724,305
ConocoPhillips Co.	37,900	2,735,622
CVR Energy, Inc.	37,900	637,099
Exxon Mobil Corp.	848,400	51,913,596
Genesis Energy LP	490,800	5,256,468
Harbour Energy PLC (a)	390,950	1,886,743
Hess Corp.	177,800	13,162,534
Imperial Oil Ltd.	128,100	4,619,884
Kosmos Energy Ltd. (a)	501,100	1,733,806
MEG Energy Corp. (a)	1,200,500	11,103,878
Murphy Oil Corp.	140,500	3,668,455
Phillips 66 Co.	139,026	10,073,824
Reliance Industries Ltd.	302,099	9,604,701
Reliance Industries Ltd. sponsored GDR (d)	82,417	5,272,669
Tourmaline Oil Corp.	160,800	5,191,566
Valero Energy Corp.	73,300	5,505,563
		149,378,140

TOTAL ENERGY		165,968,598

FINANCIALS - 7.6%
Banks - 3.1%
Bank of America Corp.	1,304,049	58,017,140
Citizens Financial Group, Inc.	199,042	9,404,735
Comerica, Inc.	60,237	5,240,619
EFG Eurobank Ergasias SA (a)	3,758,896	3,808,167
JPMorgan Chase & Co.	176,660	27,974,111
M&T Bank Corp.	64,382	9,887,788
Piraeus Financial Holdings SA (a)	846,179	1,240,746
PNC Financial Services Group, Inc.	120,015	24,065,408
Signature Bank	16,700	5,401,949
Societe Generale Series A	170,697	5,866,640
Standard Chartered PLC (United Kingdom)	393,549	2,393,088
Starling Bank Ltd. Series D (a)(c)(e)	756,521	1,325,400
SVB Financial Group (a)	13,840	9,386,842
UniCredit SpA	282,030	4,335,184
Wells Fargo & Co.	1,306,687	62,694,842
		231,042,659
Capital Markets - 2.0%
Bank of New York Mellon Corp.	654,135	37,992,161
BlackRock, Inc. Class A	26,158	23,949,218
Cboe Global Markets, Inc.	43,866	5,720,126
CME Group, Inc.	39,053	8,922,048
Goldman Sachs Group, Inc.	24,013	9,186,173
Intercontinental Exchange, Inc.	162,525	22,228,544
Morgan Stanley	227,177	22,299,694
State Street Corp.	114,267	10,626,831
StepStone Group, Inc. Class A	114,120	4,743,968
Virtu Financial, Inc. Class A	72,119	2,079,191
		147,747,954
Consumer Finance - 0.9%
American Express Co.	143,383	23,457,459
Capital One Financial Corp.	175,388	25,447,045
OneMain Holdings, Inc.	273,929	13,707,407
Shriram Transport Finance Co. Ltd.	102,862	1,680,625
		64,292,536
Diversified Financial Services - 0.4%
Ant International Co. Ltd. Class C (a)(c)(e)	915,084	1,729,509
Berkshire Hathaway, Inc.:
Class A (a)	13	5,858,606
Class B (a)	72,488	21,673,912
Jumo World Ltd. (e)	176	1,322,768
WeWork, Inc. (a)	122,600	1,054,360
		31,639,155
Insurance - 1.2%
AIA Group Ltd.	126,600	1,277,755
Arthur J. Gallagher & Co.	72,145	12,240,842
Hartford Financial Services Group, Inc.	234,479	16,188,430
Marsh & McLennan Companies, Inc.	99,935	17,370,702
Prudential PLC (a)	68,435	1,183,437
The Travelers Companies, Inc.	271,913	42,535,351
		90,796,517

TOTAL FINANCIALS		565,518,821

HEALTH CARE - 9.2%
Biotechnology - 0.8%
Amgen, Inc.	69,478	15,630,466
Argenx SE ADR (a)	15,700	5,497,983
Blueprint Medicines Corp. (a)	21,589	2,312,398
Horizon Therapeutics PLC (a)	157,800	17,004,528
Regeneron Pharmaceuticals, Inc. (a)	28,600	18,061,472
		58,506,847
Health Care Equipment & Supplies - 2.7%
Abbott Laboratories	382,266	53,800,117
Boston Scientific Corp. (a)	672,280	28,558,454
DexCom, Inc. (a)	23,800	12,779,410
Envista Holdings Corp. (a)	235,000	10,589,100
Intuitive Surgical, Inc. (a)	84,900	30,504,570
ResMed, Inc.	32,155	8,375,734
Siemens Healthineers AG (d)	209,253	15,601,740
Stryker Corp.	143,271	38,313,531
		198,522,656
Health Care Providers & Services - 2.5%
AmerisourceBergen Corp.	152,080	20,209,911
Guardant Health, Inc. (a)	15,229	1,523,205
HCA Holdings, Inc.	98,000	25,178,160
Humana, Inc.	49,009	22,733,315
Option Care Health, Inc. (a)	347,600	9,885,744
Surgery Partners, Inc. (a)	349,674	18,676,088
Synlab AG (a)	120,000	3,218,353
UnitedHealth Group, Inc.	169,807	85,266,887
		186,691,663
Health Care Technology - 0.0%
Health Catalyst, Inc. (a)	126,500	5,011,930
Life Sciences Tools & Services - 1.0%
Avantor, Inc. (a)	211,144	8,897,608
Thermo Fisher Scientific, Inc.	98,124	65,472,258
		74,369,866
Pharmaceuticals - 2.2%
AstraZeneca PLC sponsored ADR	130,600	7,607,450
Bristol-Myers Squibb Co.	605,760	37,769,136
Eli Lilly & Co.	152,471	42,115,540
Roche Holding AG (participation certificate)	35,469	14,714,714
Royalty Pharma PLC	376,535	15,004,920
UCB SA	102,024	11,643,596
Zoetis, Inc. Class A	138,029	33,683,217
		162,538,573

TOTAL HEALTH CARE		685,641,535

INDUSTRIALS - 6.9%
Aerospace & Defense - 2.2%
General Dynamics Corp.	118,016	24,602,796
Lockheed Martin Corp.	75,500	26,833,455
Northrop Grumman Corp.	70,800	27,404,556
Raytheon Technologies Corp.	414,300	35,654,658
Space Exploration Technologies Corp. Class A (a)(c)(e)	1,700	952,000
The Boeing Co. (a)	233,868	47,082,306
		162,529,771
Air Freight & Logistics - 0.4%
FedEx Corp.	62,219	16,092,322
United Parcel Service, Inc. Class B	58,600	12,560,324
		28,652,646
Building Products - 0.0%
Jeld-Wen Holding, Inc. (a)	78,824	2,077,801
Commercial Services & Supplies - 0.1%
CoreCivic, Inc. (a)	486,700	4,852,399
Construction & Engineering - 0.2%
AECOM	217,017	16,786,265
API Group Corp. (a)	100,400	2,587,308
		19,373,573
Electrical Equipment - 0.9%
Array Technologies, Inc. (a)	444,966	6,981,517
ESS Tech, Inc. Class A (a)	80,820	924,581
Fluence Energy, Inc.	74,300	2,642,108
FTC Solar, Inc. (a)	135,700	1,025,892
Sensata Technologies, Inc. PLC (a)	424,935	26,214,240
Shoals Technologies Group, Inc. (b)	94,150	2,287,845
Sunrun, Inc. (a)	723,640	24,820,852
		64,897,035
Industrial Conglomerates - 0.7%
3M Co.	42,668	7,579,117
General Electric Co.	292,029	27,587,980
Hitachi Ltd.	216,300	11,714,761
Honeywell International, Inc.	27,400	5,713,174
		52,595,032
Machinery - 0.6%
Allison Transmission Holdings, Inc.	539,459	19,609,335
Caterpillar, Inc.	104,547	21,614,047
Flowserve Corp.	60,721	1,858,063
		43,081,445
Marine - 0.2%
Genco Shipping & Trading Ltd.	200,100	3,201,600
Golden Ocean Group Ltd.	184,400	1,714,920
Star Bulk Carriers Corp.	498,456	11,299,998
		16,216,518
Professional Services - 0.9%
Clarivate Analytics PLC (a)	904,600	21,276,192
Dun & Bradstreet Holdings, Inc. (a)	239,108	4,899,323
Equifax, Inc.	10,200	2,986,458
Nielsen Holdings PLC	1,871,831	38,391,254
Otonomo Technologies Ltd. (a)	105,387	431,033
Renrui Human Resources Technology Holdings Ltd.	96,400	100,139
		68,084,399
Road & Rail - 0.7%
CSX Corp.	63,900	2,402,640
Lyft, Inc. (a)	192,463	8,223,944
Norfolk Southern Corp.	64,246	19,126,677
Uber Technologies, Inc. (a)	390,737	16,383,602
Union Pacific Corp.	21,549	5,428,840
		51,565,703

TOTAL INDUSTRIALS		513,926,322

INFORMATION TECHNOLOGY - 18.5%
Electronic Equipment & Components - 1.4%
Flex Ltd. (a)	1,503,426	27,557,799
Insight Enterprises, Inc. (a)	40,438	4,310,691
Jabil, Inc.	1,022,800	71,953,980
		103,822,470
IT Services - 2.2%
Cloudflare, Inc. (a)	5,800	762,700
Cognizant Technology Solutions Corp. Class A	100,800	8,942,976
Fidelity National Information Services, Inc.	32,100	3,503,715
Global Payments, Inc.	29,229	3,951,176
MasterCard, Inc. Class A	127,800	45,921,096
MongoDB, Inc. Class A (a)	19,600	10,375,260
Nuvei Corp. (d)	13,800	896,724
Payoneer Global, Inc. (a)	97,100	713,685
PayPal Holdings, Inc. (a)	126,900	23,930,802
Shift4 Payments, Inc. (a)(b)	13,900	805,227
Snowflake Computing, Inc. (a)	2,200	745,250
TaskUs, Inc.	31,050	1,675,458
Thoughtworks Holding, Inc.	168,395	4,288,936
Twilio, Inc. Class A (a)	23,700	6,241,158
Visa, Inc. Class A	210,932	45,711,074
Wix.com Ltd. (a)	6,500	1,025,635
		159,490,872
Semiconductors & Semiconductor Equipment - 3.1%
Advanced Micro Devices, Inc. (a)	3,600	518,040
Applied Materials, Inc.	97,200	15,295,392
indie Semiconductor, Inc. (a)(b)	79,700	955,603
Lam Research Corp.	8,700	6,256,605
Marvell Technology, Inc.	122,672	10,732,573
Microchip Technology, Inc.	250,600	21,817,236
Micron Technology, Inc.	136,500	12,714,975
NVIDIA Corp.	324,800	95,526,928
NXP Semiconductors NV	92,312	21,026,827
ON Semiconductor Corp. (a)	358,112	24,322,967
Renesas Electronics Corp. (a)	357,700	4,424,994
Semtech Corp. (a)	28,400	2,525,612
Teradyne, Inc.	19,900	3,254,247
Xilinx, Inc.	33,600	7,124,208
		226,496,207
Software - 7.5%
Adobe, Inc. (a)	61,400	34,817,484
Anaplan, Inc. (a)	55,300	2,535,505
Avalara, Inc. (a)	7,600	981,236
AvidXchange Holdings, Inc.	45,600	686,736
CCC Intelligent Solutions Holdings, Inc. (c)	36,613	417,022
Cognyte Software Ltd. (a)	304,048	4,764,432
Confluent, Inc.	137,200	10,460,128
Coupa Software, Inc. (a)	6,300	995,715
Cvent Holding Corp. (c)	117,171	909,423
Ebix, Inc. (b)	18,300	556,320
Elastic NV (a)	32,800	4,037,352
Epic Games, Inc. (a)(c)(e)	1,812	1,646,782
Everbridge, Inc. (a)	29,300	1,972,769
GitLab, Inc.	32,600	2,836,200
HashiCorp, Inc. (b)	23,400	2,130,336
HubSpot, Inc. (a)	1,000	659,150
Intuit, Inc.	25,700	16,530,754
Lightspeed Commerce, Inc. (a)	43,400	1,754,662
LivePerson, Inc. (a)	110,700	3,954,204
Mandiant, Inc. (a)	83,000	1,455,820
Microsoft Corp.	1,085,800	365,176,246
Momentive Global, Inc. (a)	620,022	13,113,465
Qualtrics International, Inc.	117,800	4,170,120
Rimini Street, Inc. (a)	437,248	2,610,371
Salesforce.com, Inc. (a)	179,500	45,616,335
Samsara, Inc. (b)	103,800	2,917,818
ServiceNow, Inc. (a)	14,400	9,347,184
Stripe, Inc. Class B (a)(c)(e)	19,953	834,434
Telos Corp. (a)	84,200	1,298,364
UiPath, Inc. Class A (a)	58,200	2,510,166
Workday, Inc. Class A (a)	42,600	11,637,468
Yext, Inc. (a)	465,654	4,619,288
		557,953,289
Technology Hardware, Storage & Peripherals - 4.3%
Apple, Inc.	1,763,864	313,209,330
HP, Inc.	147,500	5,556,325
Western Digital Corp. (a)	46,300	3,019,223
		321,784,878

TOTAL INFORMATION TECHNOLOGY		1,369,547,716

MATERIALS - 1.9%
Chemicals - 1.1%
Air Products & Chemicals, Inc.	28,773	8,754,473
Albemarle Corp. U.S.	24,000	5,610,480
CF Industries Holdings, Inc.	125,000	8,847,500
DuPont de Nemours, Inc.	69,700	5,630,366
Ecolab, Inc.	26,586	6,236,810
International Flavors & Fragrances, Inc.	33,027	4,975,518
Linde PLC	42,980	14,889,561
LyondellBasell Industries NV Class A	29,100	2,683,893
Olin Corp.	229,400	13,195,088
Sherwin-Williams Co.	16,171	5,694,779
Valvoline, Inc.	179,800	6,704,742
		83,223,210
Construction Materials - 0.3%
Martin Marietta Materials, Inc.	17,834	7,856,234
Summit Materials, Inc. (a)	156,245	6,271,674
Vulcan Materials Co.	30,700	6,372,706
		20,500,614
Containers & Packaging - 0.1%
Crown Holdings, Inc.	63,900	7,068,618
Metals & Mining - 0.4%
First Quantum Minerals Ltd.	333,800	7,987,767
Freeport-McMoRan, Inc.	354,331	14,786,233
Newmont Corp.	88,303	5,476,552
Reliance Steel & Aluminum Co.	21,568	3,498,761
		31,749,313

TOTAL MATERIALS		142,541,755

REAL ESTATE - 2.1%
Equity Real Estate Investment Trusts (REITs) - 1.9%
Alexandria Real Estate Equities, Inc.	32,700	7,290,792
American Tower Corp.	83,700	24,482,250
Corporate Office Properties Trust (SBI)	48,800	1,364,936
Crown Castle International Corp.	46,000	9,602,040
CubeSmart	144,400	8,217,804
Douglas Emmett, Inc.	45,300	1,517,550
Equity Lifestyle Properties, Inc.	99,500	8,722,170
Invitation Homes, Inc.	203,400	9,222,156
Kilroy Realty Corp.	34,700	2,306,162
LXP Industrial Trust (REIT)	311,100	4,859,382
Mid-America Apartment Communities, Inc.	56,500	12,963,360
Prologis (REIT), Inc.	115,800	19,496,088
Simon Property Group, Inc.	26,700	4,265,859
The GEO Group, Inc.	562,300	4,357,825
Ventas, Inc.	75,400	3,854,448
VICI Properties, Inc.	54,900	1,653,039
Welltower, Inc.	155,656	13,350,615
Weyerhaeuser Co.	46,500	1,914,870
		139,441,346
Real Estate Management & Development - 0.2%
Cushman & Wakefield PLC (a)	427,100	9,498,704
Jones Lang LaSalle, Inc. (a)	13,200	3,555,288
		13,053,992

TOTAL REAL ESTATE		152,495,338

UTILITIES - 1.7%
Electric Utilities - 1.2%
Edison International	131,800	8,995,350
Entergy Corp.	30,578	3,444,612
Evergy, Inc.	95,025	6,519,665
Exelon Corp.	266,635	15,400,838
FirstEnergy Corp.	198,600	8,259,774
NextEra Energy, Inc.	278,404	25,991,797
PG&E Corp. (a)	620,619	7,534,315
Southern Co.	185,200	12,701,016
		88,847,367
Independent Power and Renewable Electricity Producers - 0.1%
Sunnova Energy International, Inc. (a)	39,700	1,108,424
The AES Corp.	260,400	6,327,720
		7,436,144
Multi-Utilities - 0.4%
CenterPoint Energy, Inc.	209,083	5,835,507
Dominion Energy, Inc.	116,678	9,166,224
NiSource, Inc.	143,500	3,962,035
Public Service Enterprise Group, Inc.	64,200	4,284,066
Sempra Energy	69,198	9,153,511
		32,401,343

TOTAL UTILITIES		128,684,854

TOTAL COMMON STOCKS
(Cost $3,156,218,595)		5,227,430,688

Preferred Stocks - 0.3%
Convertible Preferred Stocks - 0.2%
CONSUMER DISCRETIONARY - 0.0%
Textiles, Apparel & Luxury Goods - 0.0%
Algolia SAS Series D (c)(e)	28,064	820,733
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
ABL Space Systems:
Series B (c)(e)	17,763	1,207,815
Series B2 (c)(e)	8,188	556,752
		1,764,567
Construction & Engineering - 0.0%
Beta Technologies, Inc. Series A (c)(e)	7,264	532,233
TOTAL INDUSTRIALS		2,296,800
INFORMATION TECHNOLOGY - 0.1%
Communications Equipment - 0.0%
Astranis Space Technologies Corp. Series C (c)(e)	60,816	1,550,808
Xsight Labs Ltd. Series D (c)(e)	65,770	656,385
		2,207,193
IT Services - 0.0%
ByteDance Ltd. Series E1 (a)(c)(e)	21,701	2,690,924
Semiconductors & Semiconductor Equipment - 0.0%
Astera Labs, Inc. Series C (c)(e)	155,858	629,666
GaN Systems, Inc.:
Series F1 (c)(e)	14,731	124,919
Series F2 (c)(e)	7,778	65,957
		820,542
Software - 0.1%
Databricks, Inc.:
Series G (c)(e)	1,487	327,813
Series H (c)(e)	6,214	1,369,891
Skyryse, Inc. Series B (c)(e)	50,000	1,233,999
Stripe, Inc. Series H (c)(e)	6,600	276,012
		3,207,715
TOTAL INFORMATION TECHNOLOGY		8,926,374

TOTAL CONVERTIBLE PREFERRED STOCKS		12,043,907

Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Porsche Automobil Holding SE (Germany)	57,900	5,466,503
INFORMATION TECHNOLOGY - 0.0%
IT Services - 0.0%
Checkr, Inc. Series E (e)	29,109	1,571,886
Gupshup, Inc. (c)(e)	59,838	1,368,208
		2,940,094

TOTAL NONCONVERTIBLE PREFERRED STOCKS		8,406,597

TOTAL PREFERRED STOCKS
(Cost $17,561,910)		20,450,504
	Principal Amount	Value

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.04% to 0.05% 1/20/22 to 3/17/22 (f)
(Cost $3,539,717)	3,540,000	3,539,671

Preferred Securities - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Internet & Direct Marketing Retail - 0.0%
Circle Internet Financial Ltd. 0% (c)(g)	$1,104,800	$1,299,326
INFORMATION TECHNOLOGY - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
GaN Systems, Inc. 0% (c)(e)(g)	345,272	345,272
TOTAL PREFERRED SECURITIES
(Cost $1,450,072)		1,644,598
	Shares	Value

Fixed-Income Funds - 27.6%
Fidelity VIP Investment Grade Central Fund (h)
(Cost $2,009,056,671)	18,746,318	2,046,910,415

Money Market Funds - 1.6%
Fidelity Cash Central Fund 0.08% (i)	115,579,724	115,602,840
Fidelity Securities Lending Cash Central Fund 0.08% (i)(j)	5,110,262	5,110,773
TOTAL MONEY MARKET FUNDS
(Cost $120,713,104)		120,713,613
TOTAL INVESTMENT IN SECURITIES - 100.1%
(Cost $5,308,540,069)		7,420,689,489
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(6,463,008)
NET ASSETS - 100%		$7,414,226,481

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	317	March 2022	$75,422,225	$764,150	$764,150

The notional amount of futures purchased as a percentage of Net Assets is 1.0%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $24,279,269 or 0.3% of net assets.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $27,472,310 or 0.4% of net assets.

 (e) Level 3 security

 (f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $3,539,671.

 (g) Security is perpetual in nature with no stated maturity date.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (j) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
ABL Space Systems Series B	3/24/21	$799,967
ABL Space Systems Series B2	10/22/21	$556,752
Algolia SAS Series D	7/23/21	$820,733
Ant International Co. Ltd. Class C	5/16/18	$3,487,731
Astera Labs, Inc. Series C	8/24/21	$523,963
Astranis Space Technologies Corp. Series C	3/19/21	$1,333,143
Beta Technologies, Inc. Series A	4/9/21	$532,233
ByteDance Ltd. Series E1	11/18/20	$2,377,869
Cazoo Group Ltd.	3/28/21	$564,000
CCC Intelligent Solutions Holdings, Inc.	2/2/21	$366,130
Circle Internet Financial Ltd. 0%	5/11/21	$1,104,800
Cvent Holding Corp.	7/23/21	$1,171,710
Databricks, Inc. Series G	2/1/21	$263,746
Databricks, Inc. Series H	8/31/21	$1,369,891
Epic Games, Inc.	3/29/21	$1,603,620
GaN Systems, Inc. Series F1	11/30/21	$124,919
GaN Systems, Inc. Series F2	11/30/21	$65,957
GaN Systems, Inc. 0%	11/30/21	$345,272
Gupshup, Inc.	6/8/21	$1,368,208
Local Bounti Corp.	6/17/21 - 11/4/21	$1,655,650
Skyryse, Inc. Series B	10/21/21	$1,233,999
Space Exploration Technologies Corp. Class A	2/16/21	$713,983
Starling Bank Ltd. Series D	6/18/21	$1,352,573
Stripe, Inc. Class B	5/18/21	$800,682
Stripe, Inc. Series H	3/15/21	$264,825
Xsight Labs Ltd. Series D	2/16/21	$525,897

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.08%	$111,643,553	$1,164,131,064	$1,160,171,240	$80,544	$(537)	$--	$115,602,840	0.2%
Fidelity High Income Central Fund	57,944,325	--	58,067,213	91,843	9,408,236	(9,285,348)	--	0.0%
Fidelity Securities Lending Cash Central Fund 0.08%	10,070,364	153,927,273	158,886,864	70,356	--	--	5,110,773	0.0%
Fidelity VIP Investment Grade Central Fund	1,724,676,019	414,300,890	--	89,468,752	--	(92,066,494)	2,046,910,415	85.1%
Total	$1,904,334,261	$1,732,359,227	$1,377,125,317	$89,711,495	$9,407,699	$(101,351,842)	$2,167,624,028

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$523,938,000	$523,938,000	$--	$--
Consumer Discretionary	662,896,956	627,853,959	34,222,264	820,733
Consumer Staples	322,558,029	314,905,871	7,652,158	--
Energy	165,968,598	158,809,186	7,159,412	--
Financials	565,518,821	541,036,127	20,105,017	4,377,677
Health Care	685,641,535	640,463,132	45,178,403	--
Industrials	516,223,122	512,974,322	--	3,248,800
Information Technology	1,381,414,184	1,361,868,141	5,198,359	14,347,684
Materials	142,541,755	142,541,755	--	--
Real Estate	152,495,338	152,495,338	--	--
Utilities	128,684,854	128,684,854	--	--
U.S. Government and Government Agency Obligations	3,539,671	--	3,539,671	--
Preferred Securities	1,644,598	--	1,299,326	345,272
Fixed-Income Funds	2,046,910,415	2,046,910,415	--	--
Money Market Funds	120,713,613	120,713,613	--	--
Total Investments in Securities:	$7,420,689,489	$7,273,194,713	$124,354,610	$23,140,166
Derivative Instruments:
Assets
Futures Contracts	$764,150	$764,150	$--	$--
Total Assets	$764,150	$764,150	$--	$--
Total Derivative Instruments:	$764,150	$764,150	$--	$--
Net unrealized depreciation on unfunded commitments	$(4,439)	$	$(4,439)	$

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$764,150	$0
Total Equity Risk	764,150	0
Total Value of Derivatives	$764,150	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets (Unaudited) is as follows. The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

U.S. Government and U.S. Government Agency Obligations	14.7%
AAA,AA,A	4.6%
BBB	5.3%
BB	1.7%
B	0.0%
Not Rated	0.4%
Equities	70.8%
Short-Term Investments and Net Other Assets	2.9%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2021
Assets
Investment in securities, at value (including securities loaned of $5,058,359) — See accompanying schedule: Unaffiliated issuers (cost $3,178,770,294)	$5,253,065,461
Fidelity Central Funds (cost $2,129,769,775)	2,167,624,028
Total Investment in Securities (cost $5,308,540,069)		$7,420,689,489
Cash		15,791
Foreign currency held at value (cost $9,049)		9,049
Receivable for investments sold		1,639,551
Receivable for fund shares sold		1,623,369
Dividends receivable		2,859,206
Distributions receivable from Fidelity Central Funds		13,686
Prepaid expenses		6,628
Other receivables		20,609
Total assets		7,426,877,378
Liabilities
Payable for investments purchased	$2,467,465
Unrealized depreciation on unfunded commitments	4,439
Payable for fund shares redeemed	844,025
Accrued management fee	2,269,366
Transfer agent fee payable	671,713
Distribution and service plan fees payable	527,635
Payable for daily variation margin on futures contracts	223,243
Other affiliated payables	121,703
Other payables and accrued expenses	410,535
Collateral on securities loaned	5,110,773
Total liabilities		12,650,897
Net Assets		$7,414,226,481
Net Assets consist of:
Paid in capital		$4,908,214,073
Total accumulated earnings (loss)		2,506,012,408
Net Assets		$7,414,226,481
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($332,976,061 ÷ 13,164,508 shares)		$25.29
Service Class:
Net Asset Value, offering price and redemption price per share ($41,038,676 ÷ 1,636,658 shares)		$25.07
Service Class 2:
Net Asset Value, offering price and redemption price per share ($2,562,198,768 ÷ 104,498,653 shares)		$24.52
Investor Class:
Net Asset Value, offering price and redemption price per share ($4,478,012,976 ÷ 178,855,129 shares)		$25.04

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2021
Investment Income
Dividends		$53,336,128
Interest		5
Income from Fidelity Central Funds (including $70,356 from security lending)		46,345,211
Total income		99,681,344
Expenses
Management fee	$25,376,491
Transfer agent fees	7,393,185
Distribution and service plan fees	5,783,749
Accounting fees	1,438,961
Custodian fees and expenses	113,854
Independent trustees' fees and expenses	23,080
Audit	83,923
Legal	23,494
Miscellaneous	30,036
Total expenses before reductions	40,266,773
Expense reductions	(105,883)
Total expenses after reductions		40,160,890
Net investment income (loss)		59,520,454
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $706,280)	490,743,238
Fidelity Central Funds	9,407,699
Foreign currency transactions	(50,105)
Futures contracts	20,448,632
Capital gain distributions from Fidelity Central Funds	43,366,284
Total net realized gain (loss)		563,915,748
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $292,460)	588,624,145
Fidelity Central Funds	(101,351,842)
Unfunded commitments	(4,439)
Assets and liabilities in foreign currencies	(26,393)
Futures contracts	(700,513)
Total change in net unrealized appreciation (depreciation)		486,540,958
Net gain (loss)		1,050,456,706
Net increase (decrease) in net assets resulting from operations		$1,109,977,160

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2021	Year ended December 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$59,520,454	$67,205,569
Net realized gain (loss)	563,915,748	333,588,513
Change in net unrealized appreciation (depreciation)	486,540,958	669,132,914
Net increase (decrease) in net assets resulting from operations	1,109,977,160	1,069,926,996
Distributions to shareholders	(545,425,671)	(140,729,871)
Share transactions - net increase (decrease)	866,336,017	148,542,086
Total increase (decrease) in net assets	1,430,887,506	1,077,739,211
Net Assets
Beginning of period	5,983,338,975	4,905,599,764
End of period	$7,414,226,481	$5,983,338,975

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Balanced Portfolio Initial Class

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$23.29	$19.55	$16.78	$18.76	$16.77
Income from Investment Operations
Net investment income (loss)A	.25	.29	.33	.30	.28
Net realized and unrealized gain (loss)	3.79	4.02	3.62	(1.07)	2.44
Total from investment operations	4.04	4.31	3.95	(.77)	2.72
Distributions from net investment income	(.23)	(.30)	(.32)	(.27)	(.27)
Distributions from net realized gain	(1.81)	(.28)	(.86)	(.94)	(.46)
Total distributions	(2.04)	(.57)B	(1.18)	(1.21)	(.73)
Net asset value, end of period	$25.29	$23.29	$19.55	$16.78	$18.76
Total ReturnC,D	18.26%	22.39%	24.51%	(4.22)%	16.43%
Ratios to Average Net AssetsE,F
Expenses before reductions	.46%	.48%	.49%	.49%	.50%
Expenses net of fee waivers, if any	.46%	.48%	.49%	.49%	.50%
Expenses net of all reductions	.46%	.47%	.48%	.49%	.50%
Net investment income (loss)	1.01%	1.45%	1.81%	1.64%	1.56%
Supplemental Data
Net assets, end of period (000 omitted)	$332,976	$271,384	$240,746	$206,293	$231,977
Portfolio turnover rateG	33%	62%	41%	55%	45%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Balanced Portfolio Service Class

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$23.11	$19.40	$16.67	$18.65	$16.69
Income from Investment Operations
Net investment income (loss)A	.22	.27	.31	.28	.26
Net realized and unrealized gain (loss)	3.76	4.00	3.58	(1.05)	2.41
Total from investment operations	3.98	4.27	3.89	(.77)	2.67
Distributions from net investment income	(.21)	(.28)	(.30)	(.27)	(.26)
Distributions from net realized gain	(1.81)	(.28)	(.86)	(.94)	(.46)
Total distributions	(2.02)	(.56)	(1.16)	(1.21)	(.71)B
Net asset value, end of period	$25.07	$23.11	$19.40	$16.67	$18.65
Total ReturnC,D	18.13%	22.32%	24.30%	(4.27)%	16.25%
Ratios to Average Net AssetsE,F
Expenses before reductions	.56%	.58%	.59%	.59%	.60%
Expenses net of fee waivers, if any	.56%	.58%	.59%	.59%	.60%
Expenses net of all reductions	.56%	.57%	.58%	.59%	.60%
Net investment income (loss)	.91%	1.35%	1.71%	1.53%	1.46%
Supplemental Data
Net assets, end of period (000 omitted)	$41,039	$30,072	$19,258	$16,616	$7,933
Portfolio turnover rateG	33%	62%	41%	55%	45%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Balanced Portfolio Service Class 2

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$22.64	$19.02	$16.37	$18.33	$16.41
Income from Investment Operations
Net investment income (loss)A	.18	.24	.28	.25	.23
Net realized and unrealized gain (loss)	3.68	3.91	3.51	(1.04)	2.38
Total from investment operations	3.86	4.15	3.79	(.79)	2.61
Distributions from net investment income	(.18)	(.25)	(.28)	(.23)	(.23)
Distributions from net realized gain	(1.81)	(.28)	(.86)	(.94)	(.46)
Total distributions	(1.98)B	(.53)	(1.14)	(1.17)	(.69)
Net asset value, end of period	$24.52	$22.64	$19.02	$16.37	$18.33
Total ReturnC,D	17.99%	22.13%	24.11%	(4.44)%	16.12%
Ratios to Average Net AssetsE,F
Expenses before reductions	.71%	.73%	.74%	.74%	.75%
Expenses net of fee waivers, if any	.71%	.73%	.74%	.74%	.75%
Expenses net of all reductions	.71%	.72%	.73%	.74%	.75%
Net investment income (loss)	.76%	1.20%	1.56%	1.39%	1.31%
Supplemental Data
Net assets, end of period (000 omitted)	$2,562,199	$1,985,175	$1,492,773	$1,045,617	$979,052
Portfolio turnover rateG	33%	62%	41%	55%	45%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Balanced Portfolio Investor Class

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$23.08	$19.37	$16.64	$18.61	$16.65
Income from Investment Operations
Net investment income (loss)A	.22	.27	.31	.28	.26
Net realized and unrealized gain (loss)	3.76	4.00	3.59	(1.05)	2.41
Total from investment operations	3.98	4.27	3.90	(.77)	2.67
Distributions from net investment income	(.21)	(.28)	(.31)	(.26)	(.25)
Distributions from net realized gain	(1.81)	(.28)	(.86)	(.94)	(.46)
Total distributions	(2.02)	(.56)	(1.17)	(1.20)	(.71)
Net asset value, end of period	$25.04	$23.08	$19.37	$16.64	$18.61
Total ReturnB,C	18.17%	22.35%	24.38%	(4.28)%	16.28%
Ratios to Average Net AssetsD,E
Expenses before reductions	.54%	.56%	.57%	.57%	.58%
Expenses net of fee waivers, if any	.54%	.55%	.57%	.57%	.58%
Expenses net of all reductions	.54%	.55%	.56%	.57%	.58%
Net investment income (loss)	.93%	1.37%	1.73%	1.56%	1.48%
Supplemental Data
Net assets, end of period (000 omitted)	$4,478,013	$3,696,708	$3,152,822	$2,599,494	$2,750,265
Portfolio turnover rateF	33%	62%	41%	55%	45%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2021

1. Organization.

VIP Balanced Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity VIP Investment Grade Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks a high level of current income by normally investing in investment-grade debt securities and repurchase agreements.	Delayed Delivery & When Issued Securities Restricted Securities	Less than .005%
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the investing fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,209,680,138
Gross unrealized depreciation	(103,077,133)
Net unrealized appreciation (depreciation)	$2,106,603,005
Tax Cost	$5,314,082,045

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$31,791,880
Undistributed long-term capital gain	$371,489,761
Net unrealized appreciation (depreciation) on securities and other investments	$2,106,632,383

The tax character of distributions paid was as follows:

	December 31, 2021	December 31, 2020
Ordinary Income	$304,745,651	$ 71,387,679
Long-term Capital Gains	240,680,020	69,342,192
Total	$545,425,671	$ 140,729,871

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on these commitments is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and in the Statement of Operations as Change in unrealized appreciation (depreciation) on unfunded commitments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Balanced Portfolio	2,580,609,647	2,152,517,839

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .15% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .37% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$36,333
Service Class 2	5,747,416
$5,783,749

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Initial Class	$186,610.06
Service Class	22,858.06
Service Class 2	1,446,724.06
Investor Class	5,736,993.14
	$7,393,185

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
VIP Balanced Portfolio	.02

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Balanced Portfolio	$41,826

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
VIP Balanced Portfolio	152,613,700	102,805,056	18,094,336

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
VIP Balanced Portfolio	$11,503

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Balanced Portfolio	$7,490	$346	$–

9. Expense Reductions.

During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $105,883.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2021	Year ended December 31, 2020
VIP Balanced Portfolio
Distributions to shareholders
Initial Class	$24,483,104	$6,811,268
Service Class	2,857,510	622,582
Service Class 2	183,989,796	43,635,462
Investor Class	334,095,261	89,660,559
Total	$545,425,671	$140,729,871

11. Share Transactions.

Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2021	Year ended December 31, 2020	Year ended December 31, 2021	Year ended December 31, 2020
VIP Balanced Portfolio
Initial Class
Shares sold	2,346,915	1,469,953	$57,940,332	$29,756,335
Reinvestment of distributions	1,048,715	323,113	24,483,104	6,811,268
Shares redeemed	(1,881,652)	(2,458,918)	(45,214,085)	(48,439,077)
Net increase (decrease)	1,513,978	(665,852)	$37,209,351	$(11,871,474)
Service Class
Shares sold	409,426	557,479	$9,827,105	$11,219,030
Reinvestment of distributions	123,283	29,571	2,857,510	622,582
Shares redeemed	(197,194)	(278,360)	(4,753,055)	(5,401,738)
Net increase (decrease)	335,515	308,690	$7,931,560	$6,439,874
Service Class 2
Shares sold	16,662,627	17,807,960	$390,743,401	$341,896,250
Reinvestment of distributions	8,124,891	2,130,334	183,989,796	43,635,462
Shares redeemed	(7,956,788)	(10,736,601)	(187,262,084)	(205,709,214)
Net increase (decrease)	16,830,730	9,201,693	$387,471,113	$179,822,498
Investor Class
Shares sold	8,471,131	5,557,583	$201,898,989	$113,503,524
Reinvestment of distributions	14,458,679	4,297,716	334,095,261	89,660,559
Shares redeemed	(4,254,847)	(12,427,422)	(102,270,257)	(229,012,895)
Net increase (decrease)	18,674,963	(2,572,123)	$433,723,993	$(25,848,812)

12. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% and certain otherwise unaffiliated shareholderswere owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
VIP: Balanced Portfolio	63%	1	18%

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Variable Insurance Products Fund III and Shareholders of VIP Balanced Portfolio

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of VIP Balanced Portfolio (the "Fund"), a fund of Variable Insurance Products Fund III, including the schedule of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian, issuers of privately offered securities, and brokers; when replies were not received from issuers of privately offered securities and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 11, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 314 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period-B July 1, 2021 to December 31, 2021
VIP Balanced Portfolio
Initial Class	.46%
Actual		$1,000.00	$1,063.50	$2.39
Hypothetical-C		$1,000.00	$1,022.89	$2.35
Service Class	.56%
Actual		$1,000.00	$1,062.90	$2.91
Hypothetical-C		$1,000.00	$1,022.38	$2.85
Service Class 2.71%
Actual		$1,000.00	$1,062.70	$3.69
Hypothetical-C		$1,000.00	$1,021.63	$3.62
Investor Class	.53%
Actual		$1,000.00	$1,063.50	$2.76
Hypothetical-C		$1,000.00	$1,022.53	$2.70

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Balanced Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
VIP Balanced Portfolio
Initial Class	02/04/22	02/04/22	$0.061	$1.299
Service Class	02/04/22	02/04/22	$0.057	$1.299
Service Class 2	02/04/22	02/04/22	$0.052	$1.299
Investor Class	02/04/22	02/04/22	$0.058	$1.299

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2021, $371,723,070, or, if subsequently determined to be different, the net capital gain of such year.

A total of 4.46% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Initial Class designates 0% and 21%; Service Class designates 0% and 22%; Service Class 2 designates 0% and 23%; and Investor Class designates 0% and 22%; of the dividends distributed in February and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

VIPBAL-ANN-0322
1.540208.124

Fidelity® Variable Insurance Products:

Growth Opportunities Portfolio

Annual Report

December 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2021	Past 1 year	Past 5 years	Past 10 years
Initial Class	11.94%	32.09%	22.94%
Service Class	11.83%	31.96%	22.82%
Service Class 2	11.68%	31.77%	22.64%
Investor Class	11.87%	31.99%	22.85%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Growth Opportunities Portfolio - Initial Class on December 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Period Ending Values
$78,880	VIP Growth Opportunities Portfolio - Initial Class
$60,825	Russell 1000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 28.71% in 2021, with U.S. equities rising on improving economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. In the first quarter, the index gained 6.17%. Investors were buoyed by the rollout of vaccines, the U.S. Federal Reserve’s pledge to hold short-term interest rates near zero until the economy recovered, and the federal government’s deployment of trillions of dollars to boost the economy. A flattish May reflected concerns about inflation and jobs, but the rally resumed through August amid strong earnings. In September, the index returned -4.65% as sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraints and disruption, and the fast-spreading delta variant of the coronavirus. The Fed also signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The index sharply reversed course with a 7.01% gain in October, driven by strength in earnings. Then in November, the index stalled again, returning -0.69% amid the emergence of a new, more-highly transmissible variant, omicron, and rising inflation, which breached a 40-year high. The index advanced 4.48% in December, after studies suggested omicron resulted in fewer severe COVID-19 cases. All sectors had a double-digit return, led by energy (+55%) and real estate (+46%), whereas utilities (+18%) notably lagged.

Comments from Portfolio Manager Kyle Weaver:  For the fiscal year ending December 31, 2021, the fund's share classes gained roughly 12%, trailing the 27.60% advance of the Russell 1000® Growth Index. Versus the benchmark, security selection was the primary detractor, especially in the health care sector. Weak picks in the consumer discretionary sector, primarily within the retailing industry, also hurt. Also hampering our result were stock picks in communication services. Our non-benchmark stake in Pinduoduo was the fund's largest individual relative detractor, due to its about -45% result. Positions in Pinduoduo were sold the past year. Also holding back performance was our outsized stake in Roku, which returned approximately -31%. Roku was one of our biggest holdings as of December 31. Also hampering performance was our overweighting in Wix.com, which returned -37%. We added to our position the past 12 months. Conversely, the largest contributor to performance versus the benchmark was an overweighting in energy. Also lifting the fund's relative result was an underweighting in industrials and an overweighting in communication services. Our non-benchmark stake in Rivian Automotive – which we purchased before the company began trading publicly in November – was the fund's biggest individual relative contributor, driven by a rise of about 749%. Also boosting value was our lighter-than-benchmark stake in Amazon.com, which gained about 2%. Still, the company was among the fund's largest holdings. Another notable relative contributor was an underweighting in Visa (0%). Notable changes in positioning include increased exposure to the communication services sector and a lower allocation to health care.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2021

% of fund's net assets
Microsoft Corp.	7.8
Alphabet, Inc. Class C	5.6
Amazon.com, Inc.	4.8
NVIDIA Corp.	3.7
Meta Platforms, Inc. Class A	2.8
Apple, Inc.	2.8
Carvana Co. Class A	2.4
Alphabet, Inc. Class A	2.4
Sea Ltd. ADR	2.2
Roku, Inc. Class A	2.1
36.6

Top Five Market Sectors as of December 31, 2021

% of fund's net assets
Information Technology	41.7
Communication Services	20.5
Consumer Discretionary	15.8
Health Care	10.7
Industrials	3.8

Asset Allocation (% of fund's net assets)

As of December 31, 2021*
Stocks	99.8%
Bonds	0.1%
Short-Term Investments and Net Other Assets (Liabilities)**	(0.1)%
Other Investments	0.2%

 * Foreign investments - 11.7%

 ** Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Schedule of Investments December 31, 2021

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value
COMMUNICATION SERVICES - 20.5%
Entertainment - 5.3%
Netflix, Inc. (a)	26,100	$15,723,684
Roblox Corp. (a)	163,500	16,866,660
Roku, Inc. Class A (a)	314,124	71,683,097
Sea Ltd. ADR (a)	321,588	71,942,451
		176,215,892
Interactive Media & Services - 12.5%
Alphabet, Inc.:
Class A (a)	27,276	79,019,663
Class C (a)	63,123	182,652,082
Bumble, Inc.	18,600	629,796
Meta Platforms, Inc. Class A (a)	274,979	92,489,187
NerdWallet, Inc.	50,739	788,991
Snap, Inc. Class A (a)	501,500	23,585,545
Taboola.com Ltd. (a)(b)	73,100	568,718
Zoominfo Technologies, Inc. (a)	492,300	31,605,660
		411,339,642
Media - 0.9%
Ion Acquisition Corp. 2 Ltd. (c)	141,062	938,062
Magnite, Inc. (a)	984,450	17,227,875
TechTarget, Inc. (a)	138,028	13,203,758
		31,369,695
Wireless Telecommunication Services - 1.8%
T-Mobile U.S., Inc. (a)	506,188	58,707,684

TOTAL COMMUNICATION SERVICES		677,632,913

CONSUMER DISCRETIONARY - 15.3%
Automobiles - 2.1%
Neutron Holdings, Inc. (a)(c)(d)	106,587	8,527
Rad Power Bikes, Inc. (c)(d)	56,834	544,686
Rivian Automotive, Inc.	242,818	22,660,019
Rivian Automotive, Inc. (b)	8,200	850,258
Tesla, Inc. (a)	44,225	46,736,096
		70,799,586
Diversified Consumer Services - 0.1%
Arco Platform Ltd. Class A (a)(b)	132,577	2,769,534
Rover Group, Inc. Class A (a)	103,685	1,010,929
The Beachbody Co., Inc. (c)	119,354	282,869
		4,063,332
Hotels, Restaurants & Leisure - 0.9%
Airbnb, Inc. Class A	149,000	24,807,010
Sweetgreen, Inc.	110,404	3,179,635
		27,986,645
Household Durables - 0.1%
Lovesac (a)	19,000	1,258,940
Purple Innovation, Inc. (a)(b)	172,612	2,290,561
		3,549,501
Internet & Direct Marketing Retail - 7.8%
Amazon.com, Inc. (a)	47,328	157,807,644
BARK, Inc. (a)(b)	275,730	1,163,581
Cazoo Group Ltd.	248,067	1,421,052
Cazoo Group Ltd. (c)	37,900	228,537
Cazoo Group Ltd. Class A (a)(b)	438,500	2,644,155
Chewy, Inc. (a)(b)	321,349	18,949,951
Doordash, Inc.	42,600	6,343,140
FSN E-Commerce Ventures Private Ltd. (a)(c)	362,370	8,690,329
Global-e Online Ltd. (a)(b)	524,833	33,269,164
Grab Holdings Ltd. (c)	424,141	2,872,919
Porch Group, Inc. Class A (a)	331,300	5,164,967
Vivid Seats, Inc. (c)	349,175	3,799,024
Wayfair LLC Class A (a)	62,174	11,811,195
Zomato Ltd. (a)(c)	1,567,800	2,458,225
		256,623,883
Leisure Products - 0.1%
Peloton Interactive, Inc. Class A (a)	83,200	2,975,232
Specialty Retail - 3.5%
Academy Sports & Outdoors, Inc. (a)	100,200	4,398,780
American Eagle Outfitters, Inc.	46,463	1,176,443
Auto1 Group SE (e)	556,900	12,308,365
Carvana Co. Class A (a)	341,770	79,218,868
Dick's Sporting Goods, Inc. (b)	144,000	16,558,560
		113,661,016
Textiles, Apparel & Luxury Goods - 0.7%
Allbirds, Inc. Class B	15,500	210,366
Bombas LLC (c)(d)	745,906	5,944,214
Capri Holdings Ltd. (a)	45,500	2,953,405
lululemon athletica, Inc. (a)	26,172	10,245,029
Tapestry, Inc.	106,800	4,336,080
		23,689,094

TOTAL CONSUMER DISCRETIONARY		503,348,289

CONSUMER STAPLES - 0.5%
Beverages - 0.1%
Boston Beer Co., Inc. Class A (a)	5,700	2,879,070
Food & Staples Retailing - 0.4%
BJ's Wholesale Club Holdings, Inc. (a)	187,800	12,576,966
Blink Health, Inc. Series A1 (c)(d)	8,327	317,925
		12,894,891
Food Products - 0.0%
Local Bounti Corp. (c)	284,498	1,835,012
Tobacco - 0.0%
JUUL Labs, Inc. Class B (a)(c)(d)	560	28,935

TOTAL CONSUMER STAPLES		17,637,908

ENERGY - 1.1%
Oil, Gas & Consumable Fuels - 1.1%
Hess Corp.	45,500	3,368,365
Reliance Industries Ltd.	1,043,697	33,182,491
		36,550,856
FINANCIALS - 2.2%
Banks - 1.0%
Starling Bank Ltd. Series D (a)(c)(d)	1,013,900	1,776,320
Wells Fargo & Co.	649,700	31,172,606
		32,948,926
Capital Markets - 0.6%
Coinbase Global, Inc. (a)	58,300	14,713,171
XP, Inc. Class A (a)	157,900	4,538,046
		19,251,217
Consumer Finance - 0.4%
Capital One Financial Corp.	52,500	7,617,225
LendingTree, Inc. (a)	45,823	5,617,900
		13,235,125
Diversified Financial Services - 0.2%
P3 Health Partners, Inc. (c)	285,914	1,912,193
WeWork, Inc. (a)	230,237	1,980,038
WeWork, Inc. (c)	296,027	2,545,832
		6,438,063

TOTAL FINANCIALS		71,873,331

HEALTH CARE - 10.7%
Biotechnology - 2.9%
ADC Therapeutics SA (a)	37,288	753,218
Agios Pharmaceuticals, Inc. (a)	124,400	4,089,028
Alnylam Pharmaceuticals, Inc. (a)	71,351	12,099,703
ALX Oncology Holdings, Inc. (a)	63,162	1,357,351
Applied Therapeutics, Inc. (a)	38,638	345,810
Arcutis Biotherapeutics, Inc. (a)	40,700	844,118
Argenx SE ADR (a)	18,731	6,559,409
Ascendis Pharma A/S sponsored ADR (a)	16,125	2,169,296
Aurinia Pharmaceuticals, Inc. (a)	189,600	4,336,152
Celldex Therapeutics, Inc. (a)	107,200	4,142,208
Cyteir Therapeutics, Inc.	17,000	193,290
Cytokinetics, Inc. (a)	131,600	5,998,328
Erasca, Inc.	155,137	2,417,034
Exelixis, Inc. (a)	156,600	2,862,648
Forma Therapeutics Holdings, Inc. (a)	19,000	270,180
Fusion Pharmaceuticals, Inc. (a)	22,300	92,991
Gritstone Bio, Inc. (a)	48,441	622,951
Icosavax, Inc. (a)	31,900	729,872
Imago BioSciences, Inc.	34,900	827,479
Instil Bio, Inc. (a)	157,300	2,691,403
Keros Therapeutics, Inc. (a)	39,700	2,322,847
Mirati Therapeutics, Inc. (a)	22,300	3,271,187
Monte Rosa Therapeutics, Inc.	54,800	1,119,016
Morphic Holding, Inc. (a)	38,600	1,828,868
Nuvalent, Inc. Class A (a)	41,384	787,951
ORIC Pharmaceuticals, Inc. (a)	12,700	186,690
Poseida Therapeutics, Inc. (a)	9,300	63,333
Prelude Therapeutics, Inc. (a)	52,200	649,890
Protagonist Therapeutics, Inc. (a)	76,866	2,628,817
PTC Therapeutics, Inc. (a)	9,000	358,470
Regeneron Pharmaceuticals, Inc. (a)	24,782	15,650,329
Relay Therapeutics, Inc. (a)	117,900	3,620,709
Repare Therapeutics, Inc. (a)	10,800	227,772
Tenaya Therapeutics, Inc. (a)	56,600	1,072,570
TG Therapeutics, Inc. (a)	89,800	1,706,200
Vaxcyte, Inc. (a)	55,104	1,310,924
Zentalis Pharmaceuticals, Inc. (a)	77,300	6,497,838
		96,705,880
Health Care Equipment & Supplies - 2.1%
Boston Scientific Corp. (a)	660,592	28,061,948
DexCom, Inc. (a)	21,000	11,275,950
Hologic, Inc. (a)	76,066	5,823,613
Insulet Corp. (a)	26,800	7,130,676
Novocure Ltd. (a)	10,946	821,826
Penumbra, Inc. (a)	30,700	8,820,724
TransMedics Group, Inc. (a)	337,741	6,471,118
		68,405,855
Health Care Providers & Services - 5.0%
agilon health, Inc. (a)	846,900	22,866,300
Alignment Healthcare, Inc. (a)	127,600	1,794,056
Cano Health, Inc. (a)	919,300	8,190,963
CareMax, Inc. Class A (a)	229,306	1,761,070
Centene Corp. (a)	241,200	19,874,880
Humana, Inc.	68,472	31,761,422
LifeStance Health Group, Inc. (b)	1,916,885	18,248,745
Oak Street Health, Inc. (a)(b)	830,500	27,522,770
Surgery Partners, Inc. (a)	38,000	2,029,580
The Oncology Institute, Inc. (c)	112,536	1,042,365
UnitedHealth Group, Inc.	57,748	28,997,581
		164,089,732
Health Care Technology - 0.1%
GoodRx Holdings, Inc. (a)(b)	95,200	3,111,136
Sema4 Holdings Corp. (c)	30,200	134,692
		3,245,828
Life Sciences Tools & Services - 0.5%
Danaher Corp.	28,300	9,310,983
Olink Holding AB ADR (a)	53,700	977,340
Sartorius Stedim Biotech	10,526	5,780,945
		16,069,268
Pharmaceuticals - 0.1%
Arvinas Holding Co. LLC (a)	39,400	3,236,316
IMARA, Inc. (a)	155,321	349,472
Nabriva Therapeutics PLC (a)(b)	163,155	97,714
Nabriva Therapeutics PLC warrants 6/1/22 (a)	1,049,672	11
Nuvation Bio, Inc. (a)	40,528	344,488
Terns Pharmaceuticals, Inc.	108,800	769,216
		4,797,217

TOTAL HEALTH CARE		353,313,780

INDUSTRIALS - 3.2%
Aerospace & Defense - 0.0%
Space Exploration Technologies Corp. Class A (a)(c)(d)	1,300	728,000
Building Products - 0.2%
The AZEK Co., Inc. (a)	115,300	5,331,472
View, Inc. (c)	179,413	666,430
		5,997,902
Electrical Equipment - 0.1%
ESS Tech, Inc. Class A (a)	175,322	2,005,684
FREYR Battery SA (a)	119,615	1,337,296
		3,342,980
Marine - 0.1%
Golden Ocean Group Ltd. (b)	310,800	2,890,440
Professional Services - 0.1%
HireRight Holdings Corp. (b)	172,100	2,753,600
Road & Rail - 2.7%
Bird Global, Inc. (c)	87,563	540,264
Bird Global, Inc.	403,387	2,240,008
Bird Global, Inc.:
rights 11/4/26 (a)(d)	15,639	86,327
rights 11/4/26 (a)(d)	15,639	59,428
rights 11/4/26 (a)(d)	15,638	38,000
Lyft, Inc. (a)	509,116	21,754,527
TuSimple Holdings, Inc. (a)(b)	52,800	1,892,880
Uber Technologies, Inc. (a)	1,488,493	62,412,511
		89,023,945

TOTAL INDUSTRIALS		104,736,867

INFORMATION TECHNOLOGY - 40.8%
Electronic Equipment & Components - 0.4%
Flex Ltd. (a)	354,552	6,498,938
Jabil, Inc.	91,500	6,437,025
TE Connectivity Ltd.	10,000	1,613,400
		14,549,363
IT Services - 9.3%
Block, Inc. Class A (a)	126,200	20,382,562
Cognizant Technology Solutions Corp. Class A	97,400	8,641,328
Cyxtera Technologies, Inc. (c)	143,648	1,811,401
Dlocal Ltd. (b)	415,765	14,838,653
EPAM Systems, Inc. (a)	8,271	5,528,750
Flywire Corp. (a)(b)	64,727	2,463,510
Global Payments, Inc.	115,374	15,596,257
GoDaddy, Inc. (a)	402,906	34,190,603
Marqeta, Inc. Class A	206,200	3,540,454
MasterCard, Inc. Class A	72,756	26,142,686
MongoDB, Inc. Class A (a)	32,786	17,355,269
Nuvei Corp. (a)(e)	390,326	25,302,765
Payoneer Global, Inc. (c)	65,400	480,690
PayPal Holdings, Inc. (a)	98,147	18,508,561
Remitly Global, Inc. (b)	131,800	2,717,716
Repay Holdings Corp. (a)	428,800	7,834,176
Shift4 Payments, Inc. (a)(b)	147,500	8,544,675
Snowflake Computing, Inc. (a)	6,286	2,129,383
TaskUs, Inc.	148,600	8,018,456
TDCX, Inc. ADR	70,800	1,355,820
Thoughtworks Holding, Inc.	11,500	308,315
Thoughtworks Holding, Inc.	146,169	3,722,851
Twilio, Inc. Class A (a)	68,077	17,927,397
Visa, Inc. Class A	99,433	21,548,125
Wix.com Ltd. (a)	239,290	37,757,569
		306,647,972
Semiconductors & Semiconductor Equipment - 9.7%
Applied Materials, Inc.	186,995	29,425,533
Cirrus Logic, Inc. (a)	11,500	1,058,230
GlobalFoundries, Inc.	267,400	17,372,978
Lam Research Corp.	33,044	23,763,593
Marvell Technology, Inc.	290,970	25,456,965
Micron Technology, Inc.	371,155	34,573,088
NVIDIA Corp.	412,452	121,306,258
NXP Semiconductors NV	165,345	37,662,284
ON Semiconductor Corp. (a)	389,439	26,450,697
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	24,200	2,911,502
Wolfspeed, Inc. (a)	2,900	324,133
		320,305,261
Software - 18.6%
Adobe, Inc. (a)	49,657	28,158,498
Alkami Technology, Inc. (a)	119,673	2,400,640
Anaplan, Inc. (a)	275,800	12,645,430
Autodesk, Inc. (a)	39,185	11,018,430
AvidXchange Holdings, Inc.	9,100	137,046
Braze, Inc.	46,430	3,582,539
BTRS Holdings, Inc. (a)(b)	68,000	531,760
BTRS Holdings, Inc. (c)	235,499	1,841,602
CCC Intelligent Solutions Holdings, Inc. (c)	26,636	303,384
Ceridian HCM Holding, Inc. (a)	114,100	11,918,886
Confluent, Inc.	56,200	4,284,688
Coupa Software, Inc. (a)	19,160	3,028,238
DoubleVerify Holdings, Inc. (a)	493,856	16,435,528
Dynatrace, Inc. (a)	493,900	29,806,865
Elastic NV (a)	72,081	8,872,450
EngageSmart, Inc.	45,100	1,087,812
Epic Games, Inc. (a)(c)(d)	8,216	7,466,865
ForgeRock, Inc. (b)	9,800	261,562
Freshworks, Inc.	16,000	420,160
GitLab, Inc.	9,800	852,600
HashiCorp, Inc. (b)	91,994	8,375,134
HubSpot, Inc. (a)	33,493	22,076,911
Intapp, Inc.	411,400	10,350,824
Intuit, Inc.	39,590	25,465,080
Latch, Inc. (a)(b)	218,500	1,654,045
Lightspeed Commerce, Inc. (Canada) (a)	344,537	13,912,763
Microsoft Corp.	759,744	255,517,103
Pine Labs Private Ltd. (c)(d)	2,299	1,400,827
RingCentral, Inc. (a)	21,917	4,106,150
Riskified Ltd.:
Class A	71,887	536,780
Class B	143,774	1,073,560
Salesforce.com, Inc. (a)	230,031	58,457,778
Samsara, Inc.	5,100	143,361
SentinelOne, Inc. (b)	15,000	757,350
ServiceNow, Inc. (a)	27,818	18,056,942
Stripe, Inc. Class B (a)(c)(d)	10,400	434,928
Synopsys, Inc. (a)	5,300	1,953,050
The Trade Desk, Inc. (a)	161,250	14,776,950
UiPath, Inc. Class A (a)	151,800	6,547,134
Unity Software, Inc. (a)	2,300	328,877
UserTesting, Inc. (a)(b)	719	6,054
Viant Technology, Inc.	191,401	1,857,547
Volue A/S (a)	309,200	2,048,880
Workday, Inc. Class A (a)	37,393	10,215,020
Zoom Video Communications, Inc. Class A (a)	37,000	6,804,670
		611,912,701
Technology Hardware, Storage & Peripherals - 2.8%
Apple, Inc.	516,204	91,662,344
IonQ, Inc. (c)	87,900	1,467,930
		93,130,274

TOTAL INFORMATION TECHNOLOGY		1,346,545,571

MATERIALS - 1.8%
Metals & Mining - 1.8%
Freeport-McMoRan, Inc.	1,388,000	57,921,240
UTILITIES - 1.1%
Electric Utilities - 0.4%
ORSTED A/S (e)	105,394	13,497,505
Independent Power and Renewable Electricity Producers - 0.7%
NextEra Energy Partners LP	263,200	22,214,080

TOTAL UTILITIES		35,711,585

TOTAL COMMON STOCKS
(Cost $1,905,965,189)		3,205,272,340

Preferred Stocks - 2.3%
Convertible Preferred Stocks - 1.9%
COMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Starry, Inc. Series D (a)(c)	236,200	360,916
CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.0%
Rad Power Bikes, Inc.:
Series A (c)(d)	7,410	71,016
Series C (c)(d)	29,156	279,425
Series D (c)(d)	54,800	525,192
		875,633
Internet & Direct Marketing Retail - 0.3%
GoBrands, Inc. Series G (c)(d)	10,300	4,001,447
Instacart, Inc.:
Series H (a)(c)(d)	39,942	4,267,403
Series I (c)(d)	13,388	1,430,374
		9,699,224
TOTAL CONSUMER DISCRETIONARY		10,574,857
CONSUMER STAPLES - 0.4%
Food & Staples Retailing - 0.1%
Blink Health, Inc. Series C (a)(c)(d)	40,445	1,544,190
Food Products - 0.1%
Bowery Farming, Inc. Series C1 (c)(d)	57,277	3,450,899
Tobacco - 0.2%
JUUL Labs, Inc.:
Series C (a)(c)(d)	131,549	6,797,137
Series D (a)(c)(d)	741	38,287
		6,835,424
TOTAL CONSUMER STAPLES		11,830,513
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Sonder Holdings, Inc.:
Series D1 (a)(c)	28,666	356,671
Series E (a)(c)	122,861	1,528,672
		1,885,343
INDUSTRIALS - 0.6%
Aerospace & Defense - 0.3%
Relativity Space, Inc. Series E (c)(d)	149,903	3,423,050
Space Exploration Technologies Corp.:
Series I (a)(c)(d)	3,941	2,206,960
Series N (a)(c)(d)	8,100	4,536,000
		10,166,010
Construction & Engineering - 0.2%
Beta Technologies, Inc. Series A (c)(d)	64,780	4,746,431
Road & Rail - 0.1%
Convoy, Inc. Series D (a)(c)(d)	197,216	3,253,650
Transportation Infrastructure - 0.0%
Delhivery Private Ltd. Series H (c)(d)	1,519	727,116
TOTAL INDUSTRIALS		18,893,207
INFORMATION TECHNOLOGY - 0.5%
Communications Equipment - 0.1%
Meesho Series F (c)(d)	32,200	2,468,848
Xsight Labs Ltd. Series D (c)(d)	74,300	741,514
		3,210,362
Electronic Equipment & Components - 0.0%
Enevate Corp. Series E (c)(d)	1,172,546	1,299,983
IT Services - 0.2%
ByteDance Ltd. Series E1 (a)(c)(d)	17,456	2,164,544
Yanka Industries, Inc.:
Series E (a)(c)(d)	53,172	1,694,953
Series F (c)(d)	55,568	1,771,330
		5,630,827
Semiconductors & Semiconductor Equipment - 0.1%
GaN Systems, Inc.:
Series F1 (c)(d)	44,969	381,337
Series F2 (c)(d)	23,746	201,366
SiMa.ai Series B (c)(d)	171,100	1,117,283
Tenstorrent, Inc. Series C1 (c)(d)	4,700	352,688
		2,052,674
Software - 0.1%
Databricks, Inc. Series G (c)(d)	9,000	1,984,072
Mountain Digital, Inc. Series D (c)(d)	118,780	2,727,818
Stripe, Inc. Series H (c)(d)	4,500	188,190
		4,900,080
TOTAL INFORMATION TECHNOLOGY		17,093,926
MATERIALS - 0.1%
Metals & Mining - 0.1%
Diamond Foundry, Inc. Series C (c)(d)	99,028	2,608,398

TOTAL CONVERTIBLE PREFERRED STOCKS		63,247,160

Nonconvertible Preferred Stocks - 0.4%
COMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Starry, Inc. Series E1 (c)	659,560	1,007,814
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Neutron Holdings, Inc. Series 1C (a)(c)(d)	1,673,000	133,840
Waymo LLC Series A2 (a)(c)(d)	7,496	687,548
		821,388
FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Thriveworks TopCo LLC Series B (c)(d)(f)	92,987	2,669,025
INFORMATION TECHNOLOGY - 0.3%
IT Services - 0.1%
Gupshup, Inc. (c)(d)	70,900	1,621,143
Software - 0.2%
Pine Labs Private Ltd.:
Series 1 (c)(d)	5,494	3,347,604
Series A (c)(d)	1,373	836,596
Series B (c)(d)	1,494	910,324
Series B2 (c)(d)	1,208	736,059
Series C (c)(d)	2,247	1,369,142
Series C1 (c)(d)	473	288,208
Series D (c)(d)	506	308,316
		7,796,249
TOTAL INFORMATION TECHNOLOGY		9,417,392

TOTAL NONCONVERTIBLE PREFERRED STOCKS		13,915,619

TOTAL PREFERRED STOCKS
(Cost $56,982,590)		77,162,779
	Principal Amount	Value

Convertible Bonds - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Neutron Holdings, Inc.:
0% 10/27/25 (c)(d)	1,609,900	1,609,900
4% 5/22/27 (c)(d)	130,700	130,700
4% 6/12/27 (c)(d)	35,600	35,600
TOTAL CONVERTIBLE BONDS
(Cost $1,776,200)		1,776,200

Preferred Securities - 0.2%
CONSUMER DISCRETIONARY - 0.1%
Internet & Direct Marketing Retail - 0.1%
Circle Internet Financial Ltd. 0% (c)(g)	3,486,300	4,100,145
INFORMATION TECHNOLOGY - 0.1%
Electronic Equipment & Components - 0.0%
Enevate Corp. 0% 1/29/23 (c)(d)	499,219	499,219
Semiconductors & Semiconductor Equipment - 0.1%
GaN Systems, Inc. 0% (c)(d)(g)	1,054,022	1,054,022
Tenstorrent, Inc. 0% (c)(d)(g)	260,000	260,000
		1,314,022

TOTAL INFORMATION TECHNOLOGY		1,813,241

TOTAL PREFERRED SECURITIES
(Cost $5,299,541)		5,913,386
	Shares	Value

Money Market Funds - 3.9%
Fidelity Cash Central Fund 0.08% (h)	3,495,682	3,496,381
Fidelity Securities Lending Cash Central Fund 0.08% (h)(i)	124,790,964	124,803,443
TOTAL MONEY MARKET FUNDS
(Cost $128,299,824)		128,299,824

Equity Funds - 0.3%
Domestic Equity Funds - 0.3%
iShares Russell 1000 Growth Index ETF (b)
(Cost $8,931,794)	29,600	9,045,464
TOTAL INVESTMENT IN SECURITIES - 104.0%
(Cost $2,107,255,138)		3,427,469,993
NET OTHER ASSETS (LIABILITIES) - (4.0)%		(131,123,962)
NET ASSETS - 100%		$3,296,346,031

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $137,355,352 or 4.2% of net assets.

 (d) Level 3 security

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $51,108,635 or 1.6% of net assets.

 (f) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (g) Security is perpetual in nature with no stated maturity date.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Beta Technologies, Inc. Series A	4/9/21	$4,746,431
Bird Global, Inc.	5/11/21	$875,630
Blink Health, Inc. Series A1	12/30/20	$225,578
Blink Health, Inc. Series C	11/7/19 - 7/14/21	$1,544,028
Bombas LLC	2/16/21 - 11/12/21	$3,539,531
Bowery Farming, Inc. Series C1	5/18/21	$3,450,899
BTRS Holdings, Inc.	1/12/21	$2,354,990
ByteDance Ltd. Series E1	11/18/20	$1,912,727
Cazoo Group Ltd.	3/28/21	$379,000
CCC Intelligent Solutions Holdings, Inc.	2/2/21	$266,360
Circle Internet Financial Ltd. 0%	5/11/21	$3,486,300
Convoy, Inc. Series D	10/30/19	$2,670,305
Cyxtera Technologies, Inc.	2/21/21	$1,436,480
Databricks, Inc. Series G	2/1/21	$1,596,311
Delhivery Private Ltd. Series H	5/20/21	$741,460
Diamond Foundry, Inc. Series C	3/15/21	$2,376,672
Enevate Corp. Series E	1/29/21	$1,299,984
Enevate Corp. 0% 1/29/23	1/29/21	$499,219
Epic Games, Inc.	7/13/20 - 3/29/21	$6,646,200
FSN E-Commerce Ventures Private Ltd.	10/7/20 - 10/26/20	$994,523
GaN Systems, Inc. Series F1	11/30/21	$381,337
GaN Systems, Inc. Series F2	11/30/21	$201,366
GaN Systems, Inc. 0%	11/30/21	$1,054,022
GoBrands, Inc. Series G	3/2/21	$2,572,088
Grab Holdings Ltd.	4/12/21	$4,241,410
Gupshup, Inc.	6/8/21	$1,621,143
Instacart, Inc. Series H	11/13/20	$2,396,520
Instacart, Inc. Series I	2/26/21	$1,673,500
Ion Acquisition Corp. 2 Ltd.	6/24/21	$1,410,620
IonQ, Inc.	3/7/21	$879,000
JUUL Labs, Inc. Class B	11/21/17	$0
JUUL Labs, Inc. Series C	5/22/15	$0
JUUL Labs, Inc. Series D	6/25/18	$0
Local Bounti Corp.	6/17/21	$2,844,980
Meesho Series F	9/21/21	$2,468,848
Mountain Digital, Inc. Series D	11/5/21	$2,727,818
Neutron Holdings, Inc.	2/4/21	$1,066
Neutron Holdings, Inc. Series 1C	7/3/18	$305,891
Neutron Holdings, Inc. 0% 10/27/25	10/29/21	$1,609,900
Neutron Holdings, Inc. 4% 5/22/27	6/4/20	$130,700
Neutron Holdings, Inc. 4% 6/12/27	6/12/20	$35,600
P3 Health Partners, Inc.	5/25/21	$2,859,140
Payoneer Global, Inc.	2/3/21	$654,000
Pine Labs Private Ltd.	6/30/21	$857,205
Pine Labs Private Ltd. Series 1	6/30/21	$2,048,493
Pine Labs Private Ltd. Series A	6/30/21	$511,937
Pine Labs Private Ltd. Series B	6/30/21	$557,053
Pine Labs Private Ltd. Series B2	6/30/21	$450,415
Pine Labs Private Ltd. Series C	6/30/21	$837,816
Pine Labs Private Ltd. Series C1	6/30/21	$176,363
Pine Labs Private Ltd. Series D	6/30/21	$188,667
Rad Power Bikes, Inc.	1/21/21	$274,158
Rad Power Bikes, Inc. Series A	1/21/21	$35,745
Rad Power Bikes, Inc. Series C	1/21/21	$140,644
Rad Power Bikes, Inc. Series D	9/17/21	$525,192
Relativity Space, Inc. Series E	5/27/21	$3,423,050
Sema4 Holdings Corp.	2/9/21	$302,000
SiMa.ai Series B	5/10/21	$877,298
Sonder Holdings, Inc. Series D1	12/20/19	$300,878
Sonder Holdings, Inc. Series E	4/3/20 - 5/6/20	$1,322,833
Space Exploration Technologies Corp. Class A	2/16/21	$545,987
Space Exploration Technologies Corp. Series I	4/5/18	$666,029
Space Exploration Technologies Corp. Series N	8/4/20	$2,187,000
Starling Bank Ltd. Series D	6/18/21	$1,812,737
Starry, Inc. Series D	7/30/20	$337,766
Starry, Inc. Series E1	9/4/20	$927,692
Stripe, Inc. Class B	5/18/21	$417,335
Stripe, Inc. Series H	3/15/21	$180,563
Tenstorrent, Inc. Series C1	4/23/21	$279,435
Tenstorrent, Inc. 0%	4/23/21	$260,000
The Beachbody Co., Inc.	2/9/21	$1,193,540
The Oncology Institute, Inc.	6/28/21	$1,125,360
Thriveworks TopCo LLC Series B	7/23/21	$2,669,025
View, Inc.	3/5/21	$1,794,130
Vivid Seats, Inc.	4/21/21	$3,491,750
Waymo LLC Series A2	5/8/20	$643,661
WeWork, Inc.	3/25/21	$2,960,270
Xsight Labs Ltd. Series D	2/16/21	$594,103
Yanka Industries, Inc. Series E	5/15/20	$642,275
Yanka Industries, Inc. Series F	4/8/21	$1,771,330
Zomato Ltd.	12/9/20 - 2/10/21	$1,100,721

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.08%	$6,556,539	$598,495,048	$601,554,658	$3,608	$(548)	$--	$3,496,381	0.0%
Fidelity Securities Lending Cash Central Fund 0.08%	113,740,484	564,873,474	553,810,515	597,621	--	--	124,803,443	0.4%
Total	$120,297,023	$1,163,368,522	$1,155,365,173	$601,229	$(548)	$--	$128,299,824

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$679,001,643	$677,632,913	$1,368,730	$--
Consumer Discretionary	514,744,534	443,049,952	53,800,910	17,893,672
Consumer Staples	29,468,421	17,291,048	--	12,177,373
Energy	36,550,856	36,550,856	--	--
Financials	76,427,699	68,184,818	3,797,536	4,445,345
Health Care	353,313,780	346,490,459	6,823,321	--
Industrials	123,630,074	100,918,674	2,906,438	19,804,962
Information Technology	1,373,056,889	1,329,860,880	7,382,071	35,813,938
Materials	60,529,638	57,921,240	--	2,608,398
Utilities	35,711,585	22,214,080	13,497,505	--
Corporate Bonds	1,776,200	--	--	1,776,200
Preferred Securities	5,913,386	--	4,100,145	1,813,241
Money Market Funds	128,299,824	128,299,824	--	--
Equity Funds	9,045,464	9,045,464	--	--
Total Investments in Securities:	$3,427,469,993	$3,237,460,208	$93,676,656	$96,333,129
Net unrealized depreciation on unfunded commitments	$(97,283)	$--	$(97,283)	$--

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Information Technology
Beginning Balance	$ 11,656,262
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	6,567,917
Cost of Purchases	25,531,820
Proceeds of Sales	--
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	(7,942,061)
Ending Balance	$ 35,813,938
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2021	$ 6,567,917
Other Investments in Securities
Beginning Balance	$ 31,239,359
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	7,975,386
Cost of Purchases	32,611,967
Proceeds of Sales	(984,390)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	(10,323,131)
Ending Balance	$ 60,519,191
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2021	$ 8,034,244

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund’s Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.3%
Cayman Islands	3.0%
Israel	2.1%
India	1.7%
Netherlands	1.6%
Canada	1.4%
Others (Individually Less Than 1%)	1.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2021
Assets
Investment in securities, at value (including securities loaned of $120,209,956) — See accompanying schedule: Unaffiliated issuers (cost $1,978,955,314)	$3,299,170,169
Fidelity Central Funds (cost $128,299,824)	128,299,824
Total Investment in Securities (cost $2,107,255,138)		$3,427,469,993
Cash		28,451
Receivable for investments sold		1,240,106
Receivable for fund shares sold		1,538,607
Dividends receivable		371,231
Interest receivable		10,445
Distributions receivable from Fidelity Central Funds		85,217
Prepaid expenses		3,211
Other receivables		502,898
Total assets		3,431,250,159
Liabilities
Payable for investments purchased	$1,595,154
Unrealized depreciation on unfunded commitments	97,283
Payable for fund shares redeemed	3,041,671
Accrued management fee	1,429,274
Distribution and service plan fees payable	278,920
Other affiliated payables	342,651
Other payables and accrued expenses	3,322,948
Collateral on securities loaned	124,796,227
Total liabilities		134,904,128
Net Assets		$3,296,346,031
Net Assets consist of:
Paid in capital		$1,567,018,386
Total accumulated earnings (loss)		1,729,327,645
Net Assets		$3,296,346,031
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($471,979,907 ÷ 5,955,239 shares)		$79.25
Service Class:
Net Asset Value, offering price and redemption price per share ($157,796,850 ÷ 1,995,824 shares)		$79.06
Service Class 2:
Net Asset Value, offering price and redemption price per share ($1,304,133,895 ÷ 16,802,188 shares)		$77.62
Investor Class:
Net Asset Value, offering price and redemption price per share ($1,362,435,379 ÷ 17,338,028 shares)		$78.58

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2021
Investment Income
Dividends		$9,934,087
Interest		9,045
Income from Fidelity Central Funds (including $597,621 from security lending)		601,229
Total income		10,544,361
Expenses
Management fee	$17,291,087
Transfer agent fees	3,121,748
Distribution and service plan fees	3,274,139
Accounting fees	962,616
Custodian fees and expenses	133,521
Independent trustees' fees and expenses	11,323
Audit	77,772
Legal	14,010
Interest	7,935
Miscellaneous	12,850
Total expenses before reductions	24,907,001
Expense reductions	(51,569)
Total expenses after reductions		24,855,432
Net investment income (loss)		(14,311,071)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $637,507)	518,796,084
Fidelity Central Funds	(548)
Foreign currency transactions	(4,590)
Total net realized gain (loss)		518,790,946
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $962,280)	(157,660,903)
Unfunded commitments	(97,283)
Assets and liabilities in foreign currencies	(7,914)
Total change in net unrealized appreciation (depreciation)		(157,766,100)
Net gain (loss)		361,024,846
Net increase (decrease) in net assets resulting from operations		$346,713,775

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2021	Year ended December 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(14,311,071)	$(4,626,867)
Net realized gain (loss)	518,790,946	237,350,499
Change in net unrealized appreciation (depreciation)	(157,766,100)	888,836,913
Net increase (decrease) in net assets resulting from operations	346,713,775	1,121,560,545
Distributions to shareholders	(290,996,278)	(111,120,843)
Share transactions - net increase (decrease)	275,469,006	405,543,918
Total increase (decrease) in net assets	331,186,503	1,415,983,620
Net Assets
Beginning of period	2,965,159,528	1,549,175,908
End of period	$3,296,346,031	$2,965,159,528

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Growth Opportunities Portfolio Initial Class

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$77.54	$48.86	$38.01	$36.08	$31.06
Income from Investment Operations
Net investment income (loss)A	(.24)	(.06)	.09B	.03	.13
Net realized and unrealized gain (loss)	9.38	32.11	14.54	4.19	9.54
Total from investment operations	9.14	32.05	14.63	4.22	9.67
Distributions from net investment income	–	(.01)	(.07)	(.05)	(.10)
Distributions from net realized gain	(7.43)	(3.36)	(3.71)	(2.24)	(4.54)
Total distributions	(7.43)	(3.37)	(3.78)	(2.29)	(4.65)C
Net asset value, end of period	$79.25	$77.54	$48.86	$38.01	$36.08
Total ReturnD,E	11.94%	68.66%	40.84%	12.46%	34.47%
Ratios to Average Net AssetsF,G
Expenses before reductions	.62%	.64%	.64%	.65%	.67%
Expenses net of fee waivers, if any	.62%	.64%	.64%	.65%	.66%
Expenses net of all reductions	.62%	.63%	.64%	.65%	.66%
Net investment income (loss)	(.30)%	(.10)%	.20%B	.09%	.40%
Supplemental Data
Net assets, end of period (000 omitted)	$471,980	$470,897	$284,621	$187,106	$167,740
Portfolio turnover rateH	82%	65%	49%	39%	54%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .03%.

 C Total distributions per share do not sum due to rounding.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Growth Opportunities Portfolio Service Class

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$77.37	$48.77	$37.95	$36.02	$31.01
Income from Investment Operations
Net investment income (loss)A	(.32)	(.12)	.04B	–C	.10
Net realized and unrealized gain (loss)	9.35	32.04	14.52	4.17	9.52
Total from investment operations	9.03	31.92	14.56	4.17	9.62
Distributions from net investment income	–	–C	(.02)	(.04)	(.07)
Distributions from net realized gain	(7.34)	(3.31)	(3.71)	(2.20)	(4.54)
Total distributions	(7.34)	(3.32)D	(3.74)D	(2.24)	(4.61)
Net asset value, end of period	$79.06	$77.37	$48.77	$37.95	$36.02
Total ReturnE,F	11.83%	68.49%	40.70%	12.35%	34.36%
Ratios to Average Net AssetsG,H
Expenses before reductions	.72%	.74%	.74%	.75%	.77%
Expenses net of fee waivers, if any	.72%	.74%	.74%	.75%	.76%
Expenses net of all reductions	.72%	.73%	.74%	.75%	.76%
Net investment income (loss)	(.40)%	(.20)%	.10%B	(.01)%	.30%
Supplemental Data
Net assets, end of period (000 omitted)	$157,797	$163,452	$111,145	$94,561	$102,730
Portfolio turnover rateI	82%	65%	49%	39%	54%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.07) %.

 C Amount represents less than $.005 per share.

 D Total distributions per share do not sum due to rounding.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Growth Opportunities Portfolio Service Class 2

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$76.08	$48.05	$37.46	$35.60	$30.71
Income from Investment Operations
Net investment income (loss)A	(.44)	(.20)	(.02)B	(.06)	.05
Net realized and unrealized gain (loss)	9.22	31.50	14.31	4.13	9.42
Total from investment operations	8.78	31.30	14.29	4.07	9.47
Distributions from net investment income	–	–	–	(.03)	(.04)
Distributions from net realized gain	(7.24)	(3.27)	(3.70)	(2.17)	(4.54)
Total distributions	(7.24)	(3.27)	(3.70)	(2.21)C	(4.58)
Net asset value, end of period	$77.62	$76.08	$48.05	$37.46	$35.60
Total ReturnD,E	11.68%	68.21%	40.49%	12.18%	34.17%
Ratios to Average Net AssetsF,G
Expenses before reductions	.87%	.88%	.89%	.90%	.91%
Expenses net of fee waivers, if any	.87%	.88%	.89%	.90%	.91%
Expenses net of all reductions	.87%	.88%	.89%	.90%	.91%
Net investment income (loss)	(.55)%	(.35)%	(.05)%B	(.16)%	.15%
Supplemental Data
Net assets, end of period (000 omitted)	$1,304,134	$1,079,778	$505,917	$273,228	$193,945
Portfolio turnover rateH	82%	65%	49%	39%	54%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.22) %.

 C Total distributions per share do not sum due to rounding.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Growth Opportunities Portfolio Investor Class

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$76.94	$48.52	$37.78	$35.88	$30.91
Income from Investment Operations
Net investment income (loss)A	(.30)	(.10)	.05B	–C	.10
Net realized and unrealized gain (loss)	9.31	31.86	14.44	4.16	9.49
Total from investment operations	9.01	31.76	14.49	4.16	9.59
Distributions from net investment income	–	(.01)	(.04)	(.04)	(.08)
Distributions from net realized gain	(7.37)	(3.33)	(3.71)	(2.22)	(4.54)
Total distributions	(7.37)	(3.34)	(3.75)	(2.26)	(4.62)
Net asset value, end of period	$78.58	$76.94	$48.52	$37.78	$35.88
Total ReturnD,E	11.87%	68.52%	40.71%	12.37%	34.38%
Ratios to Average Net AssetsF,G
Expenses before reductions	.70%	.71%	.72%	.73%	.75%
Expenses net of fee waivers, if any	.70%	.71%	.72%	.73%	.75%
Expenses net of all reductions	.70%	.71%	.72%	.73%	.74%
Net investment income (loss)	(.38)%	(.18)%	.12%B	.01%	.32%
Supplemental Data
Net assets, end of period (000 omitted)	$1,362,435	$1,251,032	$647,493	$347,473	$243,040
Portfolio turnover rateH	82%	65%	49%	39%	54%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.05) %.

 C Amount represents less than $.005 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2021

1. Organization.

VIP Growth Opportunities Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board’s fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$92,743,688	Market comparable	Discount rate	40.0% - 45.0% / 44.7%	Decrease
			Discount for Lack of Marketability	10.0%	Decrease
			Enterprise Value/EBITDA multiple (EV/EBITDA)	22.5	Increase
			Enterprise value/Sales multiple (EV/S)	2.6 - 11.5 / 6.2	Increase
			Enterprise value/Gross Profit (EV/GP)	14.3	Increase
		Market approach	Transaction price	$1.11 - $609.32 / $201.94	Increase
			Premium rate	24.8% - 27.4% / 26.3%	Increase
		Recovery value	Recovery value	2.4% - 5.5% / 4.3%	Increase
			Discount for Lack of Marketability	5.0%	Decrease
Corporate Bonds	$1,776,200	Market approach	Transaction price	$100.00	Increase
Preferred Securities	$1,813,241	Market approach	Transaction price	$100.00	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2021, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), net operating losses and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,487,700,310
Gross unrealized depreciation	(191,451,300)
Net unrealized appreciation (depreciation)	$1,296,249,010
Tax Cost	$2,131,123,700

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$455,452,832
Net unrealized appreciation (depreciation) on securities and other investments	$1,296,247,393

The Fund intends to elect to defer to its next fiscal year $19,615,754 of capital losses recognized during the period November 1,2021 to December 31, 2021.

The tax character of distributions paid was as follows:

	December 31, 2021	December 31, 2020
Ordinary Income	$100,584,367	$ 29,809,741
Long-term Capital Gains	190,411,911	81,311,102
Total	$290,996,278	$ 111,120,843

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on these commitments is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and in the Statement of Operations as Change in unrealized appreciation (depreciation) on unfunded commitments.

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
VIP Growth Opportunities Portfolio	2,669,025.08

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Growth Opportunities Portfolio	2,676,464,785	2,700,397,434

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .52% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$164,373
Service Class 2	3,109,766
$3,274,139

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Initial Class	$315,414.06
Service Class	103,454.06
Service Class 2	782,872.06
Investor Class	1,920,008.14
	$3,121,748

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
VIP Growth Opportunities Portfolio	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Growth Opportunities Portfolio	$43,475

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
VIP Growth Opportunities Portfolio	Borrower	$9,009,250.30%		$7,821

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
VIP Growth Opportunities Portfolio	254,139,918	125,476,328	28,415,675

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
VIP Growth Opportunities Portfolio	3,144

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
VIP Growth Opportunities Portfolio	$5,636

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Growth Opportunities Portfolio	$63,676	$14,144	$–

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
VIP Growth Opportunities Portfolio	$7,339,000.56%		$114

9. Expense Reductions.

During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $51,569.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2021	Year ended December 31, 2020
VIP Growth Opportunities Portfolio
Distributions to shareholders
Initial Class	$44,683,955	$19,773,811
Service Class	15,002,730	7,324,810
Service Class 2	106,914,640	37,307,036
Investor Class	124,394,953	46,715,186
Total	$290,996,278	$111,120,843

11. Share Transactions.

Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2021	Year ended December 31, 2020	Year ended December 31, 2021	Year ended December 31, 2020
VIP Growth Opportunities Portfolio
Initial Class
Shares sold	798,604	1,516,142	$64,046,280	$87,925,044
Reinvestment of distributions	562,222	364,216	44,683,955	19,773,811
Shares redeemed	(1,478,756)	(1,632,375)	(117,097,350)	(90,133,836)
Net increase (decrease)	(117,930)	247,983	$(8,367,115)	$17,565,019
Service Class
Shares sold	131,744	282,747	$10,555,172	$16,690,237
Reinvestment of distributions	189,152	136,262	15,002,730	7,324,810
Shares redeemed	(437,810)	(585,221)	(34,733,936)	(33,790,015)
Net increase (decrease)	(116,914)	(166,212)	$(9,176,034)	$(9,774,968)
Service Class 2
Shares sold	5,059,471	6,862,279	$395,555,746	$388,339,876
Reinvestment of distributions	1,373,358	693,564	106,914,640	37,307,036
Shares redeemed	(3,822,447)	(3,893,717)	(303,873,474)	(214,231,200)
Net increase (decrease)	2,610,382	3,662,126	$198,596,912	$211,415,712
Investor Class
Shares sold	2,450,283	4,772,661	$197,530,478	$277,337,414
Reinvestment of distributions	1,578,749	861,285	124,394,953	46,715,186
Shares redeemed	(2,950,707)	(2,718,915)	(227,510,188)	(137,714,445)
Net increase (decrease)	1,078,325	2,915,031	$94,415,243	$186,338,155

12. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% and certain otherwise unaffiliated shareholders were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
VIP: Growth Opportunities Portfolio	50%	1	32%

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Variable Insurance Products Fund III and Shareholders of VIP Growth Opportunities Portfolio

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of VIP Growth Opportunities Portfolio (the "Fund"), a fund of Variable Insurance Products Fund III, including the schedule of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian, issuers of privately offered securities, and brokers; when replies were not received from issuers of privately offered securities and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 11, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 314 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period-B July 1, 2021 to December 31, 2021
VIP Growth Opportunities Portfolio
Initial Class	.62%
Actual		$1,000.00	$988.20	$3.11
Hypothetical-C		$1,000.00	$1,022.08	$3.16
Service Class	.72%
Actual		$1,000.00	$987.60	$3.61
Hypothetical-C		$1,000.00	$1,021.58	$3.67
Service Class 2.87%
Actual		$1,000.00	$987.10	$4.36
Hypothetical-C		$1,000.00	$1,020.82	$4.43
Investor Class	.70%
Actual		$1,000.00	$987.90	$3.51
Hypothetical-C		$1,000.00	$1,021.68	$3.57

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Growth Opportunities Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
VIP Growth Opportunities Portfolio
Initial Class	02/04/22	02/04/22	$11.089
Service Class	02/04/22	02/04/22	$11.089
Service Class 2	02/04/22	02/04/22	$11.089
Investor Class	02/04/22	02/04/22	$11.089

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2021, $458,556,082, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 9%; Service Class designates 10%; Service Class 2 designates 10%; and Investor Class designates 10%; of the dividends distributed in December 2021, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

VIPGRO-ANN-0322
1.540209.124

Fidelity® Variable Insurance Products:

Mid Cap Portfolio

Annual Report

December 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2021	Past 1 year	Past 5 years	Past 10 years
Initial Class	25.60%	13.60%	13.29%
Service Class	25.51%	13.49%	13.17%
Service Class 2	25.31%	13.32%	13.00%
Investor Class	25.54%	13.52%	13.20%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Mid Cap Portfolio - Initial Class on December 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the S&P MidCap 400® Index performed over the same period.

Period Ending Values
$34,817	VIP Mid Cap Portfolio - Initial Class
$37,738	S&P MidCap 400® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 28.71% in 2021, with U.S. equities rising on improving economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. In the first quarter, the index gained 6.17%. Investors were buoyed by the rollout of vaccines, the U.S. Federal Reserve’s pledge to hold short-term interest rates near zero until the economy recovered, and the federal government’s deployment of trillions of dollars to boost the economy. A flattish May reflected concerns about inflation and jobs, but the rally resumed through August amid strong earnings. In early September, the index returned -4.65% as sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraints and disruption, and the fast-spreading delta variant of the coronavirus. The Fed also signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The index sharply reversed course with a 7.01% gain in October, driven by strength in earnings. Then in November, the index stalled again, returning -0.69% amid the emergence of a new, more-highly transmissible variant, omicron, and rising inflation, which breached a 40-year high. The index advanced 4.48% in December, after studies suggested omicron resulted in fewer severe COVID-19 cases. All sectors had a double-digit return, led by energy (+55%) and real estate (+46%), whereas utilities (+18%) notably lagged.

Comments from Co-Managers Thomas Allen and Daniel Sherwood:  For the year ending December 31, 2021, the fund's share classes gained about 25% to 26%, slightly ahead of the 24.76% result of the benchmark S&P MidCap 400® Index. Versus the benchmark, security selection was the primary contributor, led by the information technology sector, particularly among semiconductors & semiconductor equipment companies. Investment choices and an underweighting in the health care sector, especially within the health care equipment & services industry, further boosted the portfolio's relative result. Picks in consumer staples also helped this past year. Our biggest individual relative contributor was an overweighting in Builders FirstSource, which gained about 110% in 2021 and was among the fund's largest holdings. Another key performer was our out-of-benchmark position in onsemi, formerly ON Semiconductor (+107%). Outsized exposure to Signature Bank (+141%), one of our biggest holdings at the end of the year, also added value. In contrast, the biggest detractor from performance versus the benchmark was security selection in energy. Weak picks among consumer discretionary stocks, especially within the consumer services industry, hampered the portfolio's relative result as well. Further weighing on performance this period was an underweighting in real estate. The fund's largest individual relative detractor was a larger-than-benchmark position in Sunrun, which returned -51% the past year. Our non-benchmark stake in Activision Blizzard returned roughly -28% and also detracted on a relative basis. We decreased exposure to the company. The portfolio's out-of-benchmark allocation in the shares of Zimmer Biomet (-17%) also hurt this period. Notable changes in positioning include increases in the industrials and financials sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2021

% of fund's net assets
Builders FirstSource, Inc.	1.7
Molina Healthcare, Inc.	1.6
ITT, Inc.	1.6
Deckers Outdoor Corp.	1.4
Williams-Sonoma, Inc.	1.4
BJ's Wholesale Club Holdings, Inc.	1.3
Signature Bank	1.2
Churchill Downs, Inc.	1.2
NextEra Energy Partners LP	1.2
onsemi	1.1
13.7

Top Five Market Sectors as of December 31, 2021

% of fund's net assets
Industrials	19.6
Financials	14.9
Consumer Discretionary	14.8
Information Technology	13.0
Health Care	9.5

Asset Allocation (% of fund's net assets)

As of December 31, 2021*
Stocks	98.9%
Short-Term Investments and Net Other Assets (Liabilities)	1.1%

 * Foreign investments - 10.7%

Schedule of Investments December 31, 2021

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
COMMUNICATION SERVICES - 1.8%
Entertainment - 0.8%
Activision Blizzard, Inc.	512,158	$34,073,872
Live Nation Entertainment, Inc. (a)	237,594	28,437,626
		62,511,498
Interactive Media & Services - 0.2%
IAC (a)	149,475	19,537,877
Media - 0.8%
Interpublic Group of Companies, Inc.	1,822,442	68,250,453

TOTAL COMMUNICATION SERVICES		150,299,828

CONSUMER DISCRETIONARY - 14.8%
Auto Components - 0.3%
Adient PLC (a)	467,046	22,362,162
Diversified Consumer Services - 0.4%
Grand Canyon Education, Inc. (a)	415,580	35,619,362
Hotels, Restaurants & Leisure - 4.1%
ARAMARK Holdings Corp. (b)	955,058	35,193,887
Caesars Entertainment, Inc. (a)	698,206	65,303,207
Churchill Downs, Inc.	401,852	96,806,147
Hilton Grand Vacations, Inc. (a)	969,538	50,522,625
Jubilant Foodworks Ltd.	150,140	7,238,511
Noodles & Co. (a)(c)	2,926,551	26,543,818
Planet Fitness, Inc. (a)	295,371	26,754,705
Vail Resorts, Inc.	88,747	29,100,141
		337,463,041
Household Durables - 2.5%
KB Home	612,518	27,397,930
Lovesac (a)	205,753	13,633,194
Meritage Homes Corp. (a)	186,204	22,728,060
NVR, Inc. (a)	5,658	33,432,386
Taylor Morrison Home Corp. (a)	2,007,512	70,182,620
Toll Brothers, Inc.	492,511	35,652,871
		203,027,061
Internet & Direct Marketing Retail - 0.4%
Global-e Online Ltd. (a)	137,745	8,731,656
Revolve Group, Inc. (a)	352,181	19,736,223
thredUP, Inc. (a)	156,448	1,996,276
		30,464,155
Leisure Products - 0.6%
YETI Holdings, Inc. (a)	587,220	48,639,433
Specialty Retail - 4.2%
Academy Sports & Outdoors, Inc. (a)	951,730	41,780,947
America's Car Mart, Inc. (a)	101,049	10,347,418
American Eagle Outfitters, Inc. (b)	1,472,985	37,295,980
Burlington Stores, Inc. (a)	73,900	21,542,589
Dick's Sporting Goods, Inc. (b)	465,736	53,554,983
Five Below, Inc. (a)	362,246	74,945,075
Williams-Sonoma, Inc. (b)	661,023	111,798,820
		351,265,812
Textiles, Apparel & Luxury Goods - 2.3%
Capri Holdings Ltd. (a)	778,560	50,536,330
Deckers Outdoor Corp. (a)	308,039	112,837,766
PVH Corp.	229,561	24,482,681
		187,856,777

TOTAL CONSUMER DISCRETIONARY		1,216,697,803

CONSUMER STAPLES - 4.3%
Beverages - 0.6%
Boston Beer Co., Inc. Class A (a)(b)	93,300	47,125,830
Food & Staples Retailing - 2.1%
BJ's Wholesale Club Holdings, Inc. (a)	1,631,099	109,234,700
Grocery Outlet Holding Corp. (a)	355,200	10,045,056
U.S. Foods Holding Corp. (a)	1,585,540	55,224,358
		174,504,114
Food Products - 0.9%
Nomad Foods Ltd. (a)	2,918,001	74,088,045
Household Products - 0.7%
Spectrum Brands Holdings, Inc.	590,131	60,028,125

TOTAL CONSUMER STAPLES		355,746,114

ENERGY - 2.9%
Energy Equipment & Services - 0.4%
Baker Hughes Co. Class A	1,197,048	28,800,975
Oil, Gas & Consumable Fuels - 2.5%
Antero Resources Corp. (a)	1,344,725	23,532,688
Cheniere Energy, Inc.	439,670	44,591,331
Genesis Energy LP	880,400	9,429,084
Hess Corp.	427,088	31,617,325
Magnolia Oil & Gas Corp. Class A	2,409,231	45,462,189
New Fortress Energy, Inc. (b)	484,362	11,692,499
Range Resources Corp. (a)	2,362,168	42,117,455
		208,442,571

TOTAL ENERGY		237,243,546

FINANCIALS - 14.9%
Banks - 6.9%
Bancorp, Inc., Delaware (a)	1,153,322	29,190,580
Comerica, Inc.	327,599	28,501,113
East West Bancorp, Inc.	728,917	57,351,190
First Horizon National Corp.	3,410,685	55,696,486
First Republic Bank	134,427	27,760,520
Huntington Bancshares, Inc.	3,143,610	48,474,466
KeyCorp	1,676,320	38,773,282
M&T Bank Corp.	224,194	34,431,715
Meta Financial Group, Inc.	640,902	38,236,213
Popular, Inc.	301,227	24,712,663
Signature Bank	301,330	97,471,215
Wintrust Financial Corp.	969,441	88,044,632
		568,644,075
Capital Markets - 2.6%
Ameriprise Financial, Inc.	264,027	79,646,385
Northern Trust Corp.	355,955	42,575,778
Raymond James Financial, Inc.	719,597	72,247,539
TMX Group Ltd.	204,300	20,713,447
		215,183,149
Consumer Finance - 0.4%
Synchrony Financial	788,560	36,581,298
Diversified Financial Services - 0.6%
Equitable Holdings, Inc.	1,486,244	48,733,941
Insurance - 3.9%
American Financial Group, Inc.	342,213	46,992,689
Assurant, Inc.	256,027	39,904,368
Hartford Financial Services Group, Inc.	620,722	42,854,647
Hiscox Ltd.	1,364,717	16,027,334
Old Republic International Corp.	1,726,310	42,432,700
Primerica, Inc.	549,147	84,167,761
Reinsurance Group of America, Inc.	420,378	46,027,187
		318,406,686
Thrifts & Mortgage Finance - 0.5%
Essent Group Ltd.	966,004	43,982,162

TOTAL FINANCIALS		1,231,531,311

HEALTH CARE - 9.5%
Biotechnology - 0.9%
Argenx SE ADR (a)	32,852	11,504,442
Exelixis, Inc. (a)	1,542,860	28,203,481
Neurocrine Biosciences, Inc. (a)	381,602	32,501,042
		72,208,965
Health Care Equipment & Supplies - 2.7%
Boston Scientific Corp. (a)	777,143	33,013,035
Envista Holdings Corp. (a)	698,966	31,495,408
Hologic, Inc. (a)	285,772	21,878,704
ResMed, Inc.	107,085	27,893,501
Tandem Diabetes Care, Inc. (a)	237,013	35,675,197
The Cooper Companies, Inc.	76,439	32,023,355
Zimmer Biomet Holdings, Inc.	309,032	39,259,425
		221,238,625
Health Care Providers & Services - 2.8%
Centene Corp. (a)	429,507	35,391,377
Guardant Health, Inc. (a)	101,800	10,182,036
Molina Healthcare, Inc. (a)	415,668	132,215,677
Option Care Health, Inc. (a)	1,976,820	56,220,761
		234,009,851
Life Sciences Tools & Services - 2.6%
10X Genomics, Inc. (a)	57,486	8,563,115
Avantor, Inc. (a)	1,264,141	53,270,902
Bio-Rad Laboratories, Inc. Class A (a)	23,200	17,529,224
Maravai LifeSciences Holdings, Inc. (a)	583,097	24,431,764
Syneos Health, Inc. (a)	694,215	71,281,996
Thermo Fisher Scientific, Inc.	66,161	44,145,266
		219,222,267
Pharmaceuticals - 0.5%
UCB SA	343,000	39,145,234

TOTAL HEALTH CARE		785,824,942

INDUSTRIALS - 19.6%
Aerospace & Defense - 0.8%
Axon Enterprise, Inc. (a)	211,754	33,245,378
Howmet Aerospace, Inc.	1,070,552	34,075,670
		67,321,048
Air Freight & Logistics - 0.7%
GXO Logistics, Inc. (a)(b)	617,532	56,090,432
Airlines - 0.5%
Copa Holdings SA Class A (a)	214,439	17,725,528
Jet2 PLC (a)	1,575,700	23,917,490
		41,643,018
Building Products - 2.9%
Builders FirstSource, Inc. (a)	1,671,571	143,270,350
Fortune Brands Home & Security, Inc.	203,429	21,746,560
Jeld-Wen Holding, Inc. (a)	1,939,438	51,123,586
UFP Industries, Inc.	232,192	21,363,986
		237,504,482
Commercial Services & Supplies - 0.5%
Driven Brands Holdings, Inc.	1,123,321	37,766,052
Construction & Engineering - 1.3%
Quanta Services, Inc.	421,669	48,348,568
Willscot Mobile Mini Holdings (a)	1,528,819	62,436,968
		110,785,536
Electrical Equipment - 4.1%
Acuity Brands, Inc.	295,523	62,568,130
AMETEK, Inc.	525,126	77,214,527
Generac Holdings, Inc. (a)	166,990	58,767,121
Regal Rexnord Corp.	308,064	52,426,332
Sensata Technologies, Inc. PLC (a)	797,754	49,213,444
Sunrun, Inc. (a)	1,163,146	39,895,908
		340,085,462
Machinery - 3.0%
Crane Co.	649,736	66,097,643
Fortive Corp.	486,414	37,108,524
IDEX Corp.	72,294	17,084,518
ITT, Inc.	1,264,909	129,261,051
		249,551,736
Marine - 0.3%
Clarkson PLC	496,075	25,948,527
Professional Services - 2.9%
ASGN, Inc. (a)	473,306	58,405,960
Clarivate Analytics PLC (a)(b)	1,736,581	40,844,385
Jacobs Engineering Group, Inc.	287,889	40,082,785
KBR, Inc.	1,352,339	64,398,383
TriNet Group, Inc. (a)	421,765	40,177,334
		243,908,847
Road & Rail - 0.6%
XPO Logistics, Inc. (a)(b)	617,532	47,815,503
Trading Companies & Distributors - 2.0%
Electrocomponents PLC	2,585,700	42,403,123
GMS, Inc. (a)	645,973	38,829,437
Univar, Inc. (a)	2,831,184	80,264,066
		161,496,626

TOTAL INDUSTRIALS		1,619,917,269

INFORMATION TECHNOLOGY - 13.0%
Communications Equipment - 0.5%
Digi International, Inc. (a)	1,634,801	40,167,061
Electronic Equipment & Components - 1.5%
CDW Corp.	138,976	28,459,505
Jabil, Inc.	604,875	42,552,956
Trimble, Inc. (a)	236,432	20,614,506
Zebra Technologies Corp. Class A (a)	57,777	34,388,870
		126,015,837
IT Services - 4.3%
Akamai Technologies, Inc. (a)	172,777	20,221,820
Amadeus IT Holding SA Class A (a)	581,200	39,326,465
Concentrix Corp.	349,471	62,422,510
EPAM Systems, Inc. (a)	29,822	19,934,516
Euronet Worldwide, Inc. (a)	293,522	34,979,017
Genpact Ltd.	1,489,258	79,049,815
GoDaddy, Inc. (a)	450,454	38,225,526
WNS Holdings Ltd. sponsored ADR (a)	687,837	60,680,980
		354,840,649
Semiconductors & Semiconductor Equipment - 4.9%
Marvell Technology, Inc.	707,378	61,888,501
MediaTek, Inc.	642,000	27,565,578
MKS Instruments, Inc.	409,171	71,265,313
NXP Semiconductors NV	83,424	19,002,319
onsemi(a)	1,297,014	88,093,191
Semtech Corp. (a)	486,367	43,252,617
SolarEdge Technologies, Inc. (a)	96,243	27,002,899
Teradyne, Inc.	388,845	63,587,823
		401,658,241
Software - 1.8%
Black Knight, Inc. (a)	653,157	54,140,184
Digital Turbine, Inc. (a)	313,566	19,124,390
Dynatrace, Inc. (a)	713,649	43,068,717
KnowBe4, Inc. (a)	373,800	8,574,972
Telos Corp. (a)	1,327,297	20,466,920
		145,375,183

TOTAL INFORMATION TECHNOLOGY		1,068,056,971

MATERIALS - 7.2%
Chemicals - 2.8%
Albemarle Corp. U.S.	89,674	20,963,091
Celanese Corp. Class A	311,437	52,340,102
CF Industries Holdings, Inc.	369,741	26,170,268
Element Solutions, Inc.	3,269,505	79,383,581
Olin Corp.	878,025	50,503,998
		229,361,040
Construction Materials - 1.1%
Eagle Materials, Inc.	293,861	48,916,102
Martin Marietta Materials, Inc.	83,037	36,579,459
		85,495,561
Containers & Packaging - 0.7%
Avery Dennison Corp.	276,983	59,986,208
Metals & Mining - 2.6%
Agnico Eagle Mines Ltd. (Canada)	542,900	28,837,069
Cleveland-Cliffs, Inc. (a)(b)	1,634,649	35,586,309
First Quantum Minerals Ltd.	1,973,300	47,220,674
Kirkland Lake Gold Ltd.	615,700	25,802,014
Reliance Steel & Aluminum Co.	203,527	33,016,150
Wheaton Precious Metals Corp.	1,079,200	46,309,321
		216,771,537

TOTAL MATERIALS		591,614,346

REAL ESTATE - 8.0%
Equity Real Estate Investment Trusts (REITs) - 7.3%
Alexandria Real Estate Equities, Inc.	213,883	47,687,354
Digital Realty Trust, Inc.	251,627	44,505,267
Douglas Emmett, Inc.	1,500,471	50,265,779
Duke Realty Corp.	875,758	57,484,755
Healthcare Trust of America, Inc.	931,451	31,101,149
Highwoods Properties, Inc. (SBI)	931,407	41,531,438
Invitation Homes, Inc.	1,752,872	79,475,216
Lamar Advertising Co. Class A	586,581	71,152,275
Mid-America Apartment Communities, Inc.	147,105	33,751,771
National Retail Properties, Inc.	1,478,211	71,057,603
Ventas, Inc.	846,337	43,264,747
VICI Properties, Inc.	931,987	28,062,129
		599,339,483
Real Estate Management & Development - 0.7%
CBRE Group, Inc.	561,828	60,963,956

TOTAL REAL ESTATE		660,303,439

UTILITIES - 2.9%
Electric Utilities - 0.3%
OGE Energy Corp.	703,200	26,988,816
Independent Power and Renewable Electricity Producers - 2.6%
Clearway Energy, Inc. Class C (b)	1,669,254	60,143,222
NextEra Energy Partners LP (b)	1,108,223	93,534,021
The AES Corp.	2,360,938	57,370,793
		211,048,036

TOTAL UTILITIES		238,036,852

TOTAL COMMON STOCKS
(Cost $5,234,874,890)		8,155,272,421

Money Market Funds - 4.5%
Fidelity Cash Central Fund 0.08% (d)	94,411,453	94,430,335
Fidelity Securities Lending Cash Central Fund 0.08% (d)(e)	279,690,568	279,718,537
TOTAL MONEY MARKET FUNDS
(Cost $374,148,872)		374,148,872
TOTAL INVESTMENT IN SECURITIES - 103.4%
(Cost $5,609,023,762)		8,529,421,293
NET OTHER ASSETS (LIABILITIES) - (3.4)%		(282,669,750)
NET ASSETS - 100%		$8,246,751,543

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated company

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.08%	$36,996,886	$1,316,541,032	$1,259,105,460	$26,758	$(2,123)	$--	$94,430,335	0.2%
Fidelity Securities Lending Cash Central Fund 0.08%	11,512,106	1,405,144,207	1,136,937,776	108,603	--	--	279,718,537	0.9%
Total	$48,508,992	$2,721,685,239	$2,396,043,236	$135,361	$(2,123)	$--	$374,148,872

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Digi International, Inc.	$27,673,380	$4,387,500	$1,153,259	$--	$450,053	$8,809,387	$--
Noodles & Co.	23,219,775	975,845	1,230,515	--	800,596	2,778,117	26,543,818
Total	$50,893,155	$5,363,345	$2,383,774	$--	$1,250,649	$11,587,504	$26,543,818

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$150,299,828	$150,299,828	$--	$--
Consumer Discretionary	1,216,697,803	1,216,697,803	--	--
Consumer Staples	355,746,114	355,746,114	--	--
Energy	237,243,546	237,243,546	--	--
Financials	1,231,531,311	1,215,503,977	16,027,334	--
Health Care	785,824,942	746,679,708	39,145,234	--
Industrials	1,619,917,269	1,527,648,129	92,269,140	--
Information Technology	1,068,056,971	1,028,730,506	39,326,465	--
Materials	591,614,346	591,614,346	--	--
Real Estate	660,303,439	660,303,439	--	--
Utilities	238,036,852	238,036,852	--	--
Money Market Funds	374,148,872	374,148,872	--	--
Total Investments in Securities:	$8,529,421,293	$8,342,653,120	$186,768,173	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.3%
Canada	2.0%
United Kingdom	1.7%
Bermuda	1.7%
British Virgin Islands	1.5%
Bailiwick of Jersey	1.2%
Others (Individually Less Than 1%)	2.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2021
Assets
Investment in securities, at value (including securities loaned of $274,713,534) — See accompanying schedule: Unaffiliated issuers (cost $5,213,923,444)	$8,128,728,603
Fidelity Central Funds (cost $374,148,872)	374,148,872
Other affiliated issuers (cost $20,951,446)	26,543,818
Total Investment in Securities (cost $5,609,023,762)		$8,529,421,293
Foreign currency held at value (cost $48,160)		48,744
Receivable for investments sold		1,291,536
Receivable for fund shares sold		1,349,037
Dividends receivable		4,817,336
Distributions receivable from Fidelity Central Funds		19,820
Prepaid expenses		8,137
Other receivables		145,624
Total assets		8,537,101,527
Liabilities
Payable for fund shares redeemed	$5,339,543
Accrued management fee	3,508,594
Distribution and service plan fees payable	1,069,541
Other affiliated payables	575,538
Other payables and accrued expenses	153,799
Collateral on securities loaned	279,702,969
Total liabilities		290,349,984
Net Assets		$8,246,751,543
Net Assets consist of:
Paid in capital		$5,180,783,646
Total accumulated earnings (loss)		3,065,967,897
Net Assets		$8,246,751,543
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($1,810,650,666 ÷ 43,975,658 shares)		$41.17
Service Class:
Net Asset Value, offering price and redemption price per share ($726,039,301 ÷ 17,868,910 shares)		$40.63
Service Class 2:
Net Asset Value, offering price and redemption price per share ($4,970,428,437 ÷ 126,186,851 shares)		$39.39
Investor Class:
Net Asset Value, offering price and redemption price per share ($739,633,139 ÷ 18,115,630 shares)		$40.83

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2021
Investment Income
Dividends		$91,917,154
Income from Fidelity Central Funds (including $108,603 from security lending)		135,361
Total income		92,052,515
Expenses
Management fee	$43,104,256
Transfer agent fees	5,689,868
Distribution and service plan fees	13,411,325
Accounting fees	1,212,600
Custodian fees and expenses	80,164
Independent trustees' fees and expenses	28,548
Audit	60,640
Legal	20,291
Interest	145
Miscellaneous	35,060
Total expenses before reductions	63,642,897
Expense reductions	(128,555)
Total expenses after reductions		63,514,342
Net investment income (loss)		28,538,173
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,532,514,308
Fidelity Central Funds	(2,123)
Other affiliated issuers	1,250,649
Foreign currency transactions	(86,374)
Total net realized gain (loss)		1,533,676,460
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	268,026,573
Affiliated issuers	11,587,504
Assets and liabilities in foreign currencies	(9,703)
Total change in net unrealized appreciation (depreciation)		279,604,374
Net gain (loss)		1,813,280,834
Net increase (decrease) in net assets resulting from operations		$1,841,819,007

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2021	Year ended December 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$28,538,173	$19,597,251
Net realized gain (loss)	1,533,676,460	247,943,721
Change in net unrealized appreciation (depreciation)	279,604,374	880,743,954
Net increase (decrease) in net assets resulting from operations	1,841,819,007	1,148,284,926
Distributions to shareholders	(1,305,048,342)	(30,609,677)
Share transactions - net increase (decrease)	86,384,864	(768,065,252)
Total increase (decrease) in net assets	623,155,529	349,609,997
Net Assets
Beginning of period	7,623,596,014	7,273,986,017
End of period	$8,246,751,543	$7,623,596,014

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Mid Cap Portfolio Initial Class

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$38.72	$32.95	$30.19	$38.94	$33.98
Income from Investment Operations
Net investment income (loss)A	.23	.15	.27	.23	.26
Net realized and unrealized gain (loss)	9.57	5.83	6.39	(5.47)	6.59
Total from investment operations	9.80	5.98	6.66	(5.24)	6.85
Distributions from net investment income	(.28)	(.21)	(.28)	(.24)	(.26)
Distributions from net realized gain	(7.07)	–	(3.63)	(3.27)	(1.63)
Total distributions	(7.35)	(.21)	(3.90)B	(3.51)	(1.89)
Net asset value, end of period	$41.17	$38.72	$32.95	$30.19	$38.94
Total ReturnC,D	25.60%	18.19%	23.45%	(14.54)%	20.81%
Ratios to Average Net AssetsE,F
Expenses before reductions	.61%	.62%	.62%	.62%	.63%
Expenses net of fee waivers, if any	.60%	.62%	.62%	.62%	.63%
Expenses net of all reductions	.60%	.62%	.61%	.62%	.62%
Net investment income (loss)	.52%	.48%	.88%	.62%	.74%
Supplemental Data
Net assets, end of period (000 omitted)	$1,810,651	$1,579,450	$843,080	$1,141,305	$1,463,407
Portfolio turnover rateG	37%H	44%	34%	47%	31%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

VIP Mid Cap Portfolio Service Class

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$38.28	$32.59	$29.90	$38.60	$33.70
Income from Investment Operations
Net investment income (loss)A	.18	.12	.24	.19	.23
Net realized and unrealized gain (loss)	9.47	5.74	6.33	(5.42)	6.52
Total from investment operations	9.65	5.86	6.57	(5.23)	6.75
Distributions from net investment income	(.23)	(.17)	(.25)	(.20)	(.22)
Distributions from net realized gain	(7.07)	–	(3.63)	(3.27)	(1.63)
Total distributions	(7.30)	(.17)	(3.88)	(3.47)	(1.85)
Net asset value, end of period	$40.63	$38.28	$32.59	$29.90	$38.60
Total ReturnB,C	25.51%	18.04%	23.35%	(14.64)%	20.70%
Ratios to Average Net AssetsD,E
Expenses before reductions	.71%	.72%	.72%	.72%	.73%
Expenses net of fee waivers, if any	.70%	.72%	.72%	.72%	.73%
Expenses net of all reductions	.70%	.72%	.71%	.72%	.72%
Net investment income (loss)	.42%	.38%	.78%	.52%	.64%
Supplemental Data
Net assets, end of period (000 omitted)	$726,039	$642,654	$564,678	$504,156	$629,727
Portfolio turnover rateF	37%G	44%	34%	47%	31%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

VIP Mid Cap Portfolio Service Class 2

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$37.29	$31.75	$29.22	$37.79	$33.03
Income from Investment Operations
Net investment income (loss)A	.11	.07	.19	.13	.17
Net realized and unrealized gain (loss)	9.22	5.59	6.18	(5.28)	6.39
Total from investment operations	9.33	5.66	6.37	(5.15)	6.56
Distributions from net investment income	(.16)	(.12)	(.21)	(.15)	(.17)
Distributions from net realized gain	(7.07)	–	(3.63)	(3.27)	(1.63)
Total distributions	(7.23)	(.12)	(3.84)	(3.42)	(1.80)
Net asset value, end of period	$39.39	$37.29	$31.75	$29.22	$37.79
Total ReturnB,C	25.31%	17.87%	23.17%	(14.77)%	20.54%
Ratios to Average Net AssetsD,E
Expenses before reductions	.86%	.87%	.87%	.87%	.88%
Expenses net of fee waivers, if any	.85%	.87%	.87%	.87%	.88%
Expenses net of all reductions	.85%	.87%	.86%	.87%	.87%
Net investment income (loss)	.27%	.23%	.63%	.37%	.49%
Supplemental Data
Net assets, end of period (000 omitted)	$4,970,428	$4,807,908	$5,282,468	$4,526,446	$6,070,380
Portfolio turnover rateF	37%G	44%	34%	47%	31%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

VIP Mid Cap Portfolio Investor Class

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$38.44	$32.72	$30.01	$38.72	$33.80
Income from Investment Operations
Net investment income (loss)A	.20	.12	.25	.20	.23
Net realized and unrealized gain (loss)	9.51	5.78	6.34	(5.43)	6.55
Total from investment operations	9.71	5.90	6.59	(5.23)	6.78
Distributions from net investment income	(.24)	(.18)	(.26)	(.21)	(.23)
Distributions from net realized gain	(7.07)	–	(3.63)	(3.27)	(1.63)
Total distributions	(7.32)B	(.18)	(3.88)B	(3.48)	(1.86)
Net asset value, end of period	$40.83	$38.44	$32.72	$30.01	$38.72
Total ReturnC,D	25.54%	18.08%	23.35%	(14.60)%	20.72%
Ratios to Average Net AssetsE,F
Expenses before reductions	.68%	.70%	.70%	.70%	.71%
Expenses net of fee waivers, if any	.68%	.70%	.70%	.70%	.71%
Expenses net of all reductions	.68%	.69%	.69%	.70%	.71%
Net investment income (loss)	.44%	.41%	.80%	.54%	.65%
Supplemental Data
Net assets, end of period (000 omitted)	$739,633	$593,584	$583,760	$530,794	$658,785
Portfolio turnover rateG	37%H	44%	34%	47%	31%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2021

1. Organization.

VIP Mid Cap Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

VIP Mid Cap Portfolio	$76,335

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), redemptions in kind, partnerships, deferred Trustee compensation, and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,013,170,989
Gross unrealized depreciation	(95,666,153)
Net unrealized appreciation (depreciation)	$2,917,504,836
Tax Cost	$5,611,916,457

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1
Undistributed long-term capital gain	$178,560,600
Net unrealized appreciation (depreciation) on securities and other investments	$2,917,457,497

The Fund intends to elect to defer to its next fiscal year $21,637,242 of capital losses recognized during the period November 1, 2021 to December 31, 2021.

The tax character of distributions paid was as follows:

	December 31, 2021	December 31, 2020
Ordinary Income	$221,179,830	$ 30,609,677
Long-term Capital Gains	1,083,868,512	–
Total	$1,305,048,342	$ 30,609,677

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Mid Cap Portfolio	3,018,349,542	3,997,211,058

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
VIP Mid Cap Portfolio	6,032,548	124,938,878	276,471,713	Service Class 2

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .53% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$701,475
Service Class 2	12,709,850
$13,411,325

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Initial Class	$1,092,879.06
Service Class	441,556.06
Service Class 2	3,200,637.06
Investor Class	954,796.14
	$5,689,868

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
VIP Mid Cap Portfolio	.01

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Mid Cap Portfolio	$77,835

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
VIP Mid Cap Portfolio	Borrower	$8,232,500.32%		$145

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
VIP Mid Cap Portfolio	124,273,952	203,031,045	85,325,833

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
VIP Mid Cap Portfolio	2,263

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
VIP Mid Cap Portfolio	$14,382

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Mid Cap Portfolio	$11,174	$764	$–

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $142.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $128,413.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2021	Year ended December 31, 2020
VIP Mid Cap Portfolio
Distributions to shareholders
Initial Class	$282,249,519	$7,591,233
Service Class	113,643,288	2,947,263
Service Class 2	793,950,040	17,182,216
Investor Class	115,205,495	2,888,965
Total	$1,305,048,342	$30,609,677

10. Share Transactions.

Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2021	Year ended December 31, 2020	Year ended December 31, 2021	Year ended December 31, 2020
VIP Mid Cap Portfolio
Initial Class
Shares sold	1,506,397	21,181,826	$66,737,492	$546,687,174
Reinvestment of distributions	6,777,394	211,540	282,249,519	7,591,233
Shares redeemed	(5,103,968)	(6,180,803)	(224,427,231)	(191,581,574)
Net increase (decrease)	3,179,823	15,212,563	$124,559,780	$362,696,833
Service Class
Shares sold	609,556	1,939,735	$26,928,108	$53,696,565
Reinvestment of distributions	2,765,282	84,002	113,643,288	2,947,263
Shares redeemed	(2,293,170)	(2,562,942)	(100,931,802)	(78,898,820)
Net increase (decrease)	1,081,668	(539,205)	$39,639,594	$(22,254,992)
Service Class 2
Shares sold	4,678,886	15,456,377	$199,891,636	$410,010,791
Reinvestment of distributions	19,921,529	508,274	793,950,039	17,182,216
Shares redeemed	(27,356,107)	(53,411,317)	(1,181,194,025)	(1,466,060,643)
Net increase (decrease)	(2,755,692)	(37,446,666)	$(187,352,350)	$(1,038,867,636)
Investor Class
Shares sold	921,130	938,949	$40,113,978	$28,839,304
Reinvestment of distributions	2,789,747	82,157	115,205,495	2,888,965
Shares redeemed	(1,036,797)	(3,419,543)	(45,781,633)	(101,367,726)
Net increase (decrease)	2,674,080	(2,398,437)	$109,537,840	$(69,639,457)

11. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% and certain otherwise unaffiliated shareholders were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
VIP Mid Cap Portfolio	15%	2	25%

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Variable Insurance Products Fund III and Shareholders of VIP Mid Cap Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VIP Mid Cap Portfolio (one of the funds constituting Variable Insurance Products Fund III, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 11, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 314 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period-B July 1, 2021 to December 31, 2021
VIP Mid Cap Portfolio
Initial Class	.60%
Actual		$1,000.00	$1,086.20	$3.16
Hypothetical-C		$1,000.00	$1,022.18	$3.06
Service Class	.70%
Actual		$1,000.00	$1,085.70	$3.68
Hypothetical-C		$1,000.00	$1,021.68	$3.57
Service Class 2.85%
Actual		$1,000.00	$1,085.10	$4.47
Hypothetical-C		$1,000.00	$1,020.92	$4.33
Investor Class	.68%
Actual		$1,000.00	$1,086.10	$3.58
Hypothetical-C		$1,000.00	$1,021.78	$3.47

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Mid Cap Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
VIP Mid Cap Portfolio
Initial Class	02/04/2022	02/04/2022	$0.882
Service Class	02/04/2022	02/04/2022	$0.882
Service Class 2	02/04/2022	02/04/2022	$0.882
Investor Class	02/04/2022	02/04/2022	$0.882

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2021, $1,233,481,267, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 26% and 21%; Service Class designates 27% and 25%; Service Class 2 designates 28% and 31%; and Investor Class designates 26% and 24%; of the dividends distributed on December 1, 2021 and December 31, 2021, respectively, during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

VIPMID-ANN-0322
1.735273.122

Fidelity® Variable Insurance Products:

Value Strategies Portfolio

Annual Report

December 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2021	Past 1 year	Past 5 years	Past 10 years
Initial Class	33.60%	13.94%	13.74%
Service Class	33.48%	13.83%	13.63%
Service Class 2	33.34%	13.67%	13.47%
Investor Class	33.48%	13.85%	13.65%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Value Strategies Portfolio - Initial Class on December 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Period Ending Values
$36,221	VIP Value Strategies Portfolio - Initial Class
$35,286	Russell Midcap® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 28.71% in 2021, with U.S. equities rising on improving economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. In the first quarter, the index gained 6.17%. Investors were buoyed by the rollout of vaccines, the U.S. Federal Reserve’s pledge to hold short-term interest rates near zero until the economy recovered, and the federal government’s deployment of trillions of dollars to boost the economy. A flattish May reflected concerns about inflation and jobs, but the rally resumed through August amid strong earnings. In September, the index returned -4.65% as sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraints and disruption, and the fast-spreading delta variant of the coronavirus. The Fed also signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The index sharply reversed course with a 7.01% gain in October, driven by strength in earnings. Then in November, the index stalled again, returning -0.69% amid the emergence of a new, more-highly transmissible variant, omicron, and rising inflation, which breached a 40-year high. The index advanced 4.48% in December, after studies suggested omicron resulted in fewer severe COVID-19 cases. All sectors had a double-digit return, led by energy (+55%) and real estate (+46%), whereas utilities (+18%) notably lagged.

Comments from Portfolio Manager Matt Friedman:  For the fiscal year ending December 31, 2021, the fund's share classes gained roughly 33% to 34%, outperforming the 28.34% result of the benchmark Russell Midcap® Value Index. Versus the benchmark, security selection was the primary contributor, especially in the capital goods area of the industrials sector. Strong picks in materials also bolstered the fund's relative result. Also bolstering performance was security selection and an underweighting in the communication services sector, especially within the media & entertainment industry. The biggest individual relative contributor was an overweight position in Olin (+139%). Also helping performance was our outsized stake in Builders FirstSource, which gained roughly 115%. This was a position we established the past 12 months. The fund's non-benchmark stake in TFI International gained 120%, and we pared our stake. Conversely, the largest detractor from performance versus the benchmark was our stock selection in information technology. Security selection in utilities and energy also hindered the fund's relative performance. The biggest individual relative detractor was an overweight position in Gap (-48%), which was a stake we established the past year. Other notable relative detractors included was overweightings in Allison Transmission (-14%) and Jazz Pharma (-23%). This period we increased our stake in Jazz. Notable changes in positioning include increased exposure to the energy sector and a lower allocation to consumer staples.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2021

% of fund's net assets
CubeSmart	2.3
Cushman & Wakefield PLC	2.3
Builders FirstSource, Inc.	2.2
Canadian Natural Resources Ltd.	2.2
Equity Lifestyle Properties, Inc.	2.2
Cigna Corp.	2.2
Edison International	1.8
Ameriprise Financial, Inc.	1.6
SS&C Technologies Holdings, Inc.	1.6
Centene Corp.	1.5
19.9

Top Five Market Sectors as of December 31, 2021

% of fund's net assets
Industrials	19.9
Financials	15.4
Consumer Discretionary	11.2
Real Estate	10.2
Materials	8.3

Asset Allocation (% of fund's net assets)

As of December 31, 2021*
Stocks	98.8%
Short-Term Investments and Net Other Assets (Liabilities)	1.2%

 * Foreign investments - 18.3%

Schedule of Investments December 31, 2021

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value
COMMUNICATION SERVICES - 2.6%
Diversified Telecommunication Services - 0.4%
Liberty Global PLC Class C (a)	106,900	$3,002,821
Entertainment - 0.6%
Activision Blizzard, Inc.	62,200	4,138,166
Media - 1.6%
Interpublic Group of Companies, Inc.	192,400	7,205,380
Nexstar Broadcasting Group, Inc. Class A	33,500	5,057,830
		12,263,210

TOTAL COMMUNICATION SERVICES		19,404,197

CONSUMER DISCRETIONARY - 11.2%
Auto Components - 0.9%
Adient PLC (a)	135,600	6,492,528
Distributors - 0.8%
LKQ Corp.	96,300	5,780,889
Diversified Consumer Services - 1.5%
Adtalem Global Education, Inc. (a)	227,511	6,725,225
Laureate Education, Inc. Class A	369,618	4,524,124
		11,249,349
Hotels, Restaurants & Leisure - 1.0%
Caesars Entertainment, Inc. (a)	81,000	7,575,930
Household Durables - 1.9%
Mohawk Industries, Inc. (a)	46,002	8,380,644
Taylor Morrison Home Corp. (a)	167,500	5,855,800
		14,236,444
Internet & Direct Marketing Retail - 0.8%
eBay, Inc.	90,700	6,031,550
Multiline Retail - 1.9%
Dollar Tree, Inc. (a)	77,000	10,820,040
Nordstrom, Inc. (a)(b)	170,600	3,858,972
		14,679,012
Specialty Retail - 2.4%
Gap, Inc. (b)	323,200	5,704,480
Rent-A-Center, Inc.	160,100	7,691,204
Sally Beauty Holdings, Inc. (a)(b)	263,300	4,860,518
		18,256,202

TOTAL CONSUMER DISCRETIONARY		84,301,904

CONSUMER STAPLES - 3.9%
Beverages - 1.0%
Primo Water Corp. (b)	443,600	7,820,668
Food & Staples Retailing - 0.7%
U.S. Foods Holding Corp. (a)	150,800	5,252,364
Food Products - 1.5%
Bunge Ltd.	27,400	2,558,064
Darling Ingredients, Inc. (a)	124,363	8,617,112
		11,175,176
Household Products - 0.0%
Reynolds Consumer Products, Inc.	87	2,732
Tobacco - 0.7%
Altria Group, Inc.	104,700	4,961,733

TOTAL CONSUMER STAPLES		29,212,673

ENERGY - 6.3%
Energy Equipment & Services - 0.7%
Liberty Oilfield Services, Inc. Class A (a)(b)	536,404	5,203,119
Oil, Gas & Consumable Fuels - 5.6%
Canadian Natural Resources Ltd.	395,800	16,724,384
Cheniere Energy, Inc.	110,700	11,227,194
Hess Corp.	145,300	10,756,559
Tourmaline Oil Corp.	108,900	3,515,930
		42,224,067

TOTAL ENERGY		47,427,186

FINANCIALS - 15.4%
Banks - 2.8%
East West Bancorp, Inc.	68,100	5,358,108
First Citizens Bancshares, Inc. (b)	8,600	7,136,624
Signature Bank	26,700	8,636,649
		21,131,381
Capital Markets - 4.0%
Ameriprise Financial, Inc.	40,300	12,156,898
Lazard Ltd. Class A	180,214	7,862,737
LPL Financial	60,400	9,669,436
		29,689,071
Consumer Finance - 2.1%
OneMain Holdings, Inc.	155,400	7,776,216
SLM Corp.	420,200	8,265,334
		16,041,550
Diversified Financial Services - 0.5%
Voya Financial, Inc.	51,400	3,408,334
Insurance - 6.0%
American Financial Group, Inc.	69,700	9,571,204
Arch Capital Group Ltd. (a)	240,000	10,668,000
Assurant, Inc.	55,900	8,712,574
Reinsurance Group of America, Inc.	52,305	5,726,874
The Travelers Companies, Inc.	68,500	10,715,455
		45,394,107

TOTAL FINANCIALS		115,664,443

HEALTH CARE - 6.7%
Biotechnology - 0.8%
United Therapeutics Corp. (a)	26,600	5,747,728
Health Care Providers & Services - 4.9%
Centene Corp. (a)	136,400	11,239,360
Cigna Corp.	70,900	16,280,767
Laboratory Corp. of America Holdings (a)	28,200	8,860,722
		36,380,849
Pharmaceuticals - 1.0%
Jazz Pharmaceuticals PLC (a)	60,700	7,733,180

TOTAL HEALTH CARE		49,861,757

INDUSTRIALS - 19.9%
Aerospace & Defense - 1.1%
Curtiss-Wright Corp.	56,700	7,862,589
Air Freight & Logistics - 1.0%
FedEx Corp.	30,200	7,810,928
Building Products - 3.4%
Builders FirstSource, Inc. (a)	197,000	16,884,870
Jeld-Wen Holding, Inc. (a)	332,500	8,764,700
		25,649,570
Commercial Services & Supplies - 0.8%
The Brink's Co.	96,200	6,307,834
Construction & Engineering - 2.6%
Fluor Corp. (a)(b)	349,900	8,667,023
Willscot Mobile Mini Holdings (a)	256,900	10,491,796
		19,158,819
Machinery - 2.0%
Allison Transmission Holdings, Inc.	206,800	7,517,180
Crane Co.	75,000	7,629,750
		15,146,930
Marine - 0.9%
Kirby Corp. (a)	111,900	6,649,098
Professional Services - 3.0%
KBR, Inc.	128,300	6,109,646
Manpower, Inc.	60,000	5,839,800
Nielsen Holdings PLC	508,200	10,423,182
		22,372,628
Road & Rail - 2.1%
Ryder System, Inc.	60,600	4,995,258
TFI International, Inc. (Canada)	65,800	7,379,775
XPO Logistics, Inc. (a)	44,600	3,453,378
		15,828,411
Trading Companies & Distributors - 3.0%
AerCap Holdings NV (a)	90,300	5,907,426
Beacon Roofing Supply, Inc. (a)	149,700	8,585,295
Univar, Inc. (a)	276,900	7,850,115
		22,342,836

TOTAL INDUSTRIALS		149,129,643

INFORMATION TECHNOLOGY - 6.0%
Communications Equipment - 0.5%
Plantronics, Inc. (a)(b)	129,200	3,790,728
Electronic Equipment & Components - 1.2%
Flex Ltd. (a)	499,800	9,161,334
IT Services - 1.9%
DXC Technology Co. (a)	170,500	5,488,395
Unisys Corp. (a)(b)	421,177	8,663,611
		14,152,006
Software - 2.4%
NCR Corp. (a)	153,700	6,178,740
SS&C Technologies Holdings, Inc.	140,700	11,534,586
		17,713,326

TOTAL INFORMATION TECHNOLOGY		44,817,394

MATERIALS - 8.3%
Chemicals - 3.4%
Axalta Coating Systems Ltd. (a)	286,500	9,488,880
Olin Corp.	159,918	9,198,483
Tronox Holdings PLC	272,900	6,557,787
		25,245,150
Construction Materials - 0.8%
Eagle Materials, Inc.	35,100	5,842,746
Containers & Packaging - 2.7%
Berry Global Group, Inc. (a)	112,400	8,292,872
Crown Holdings, Inc.	61,100	6,758,882
O-I Glass, Inc. (a)	457,200	5,500,116
		20,551,870
Metals & Mining - 1.4%
Arconic Corp. (a)	189,900	6,268,599
Constellium NV (a)	256,800	4,599,288
		10,867,887

TOTAL MATERIALS		62,507,653

REAL ESTATE - 10.2%
Equity Real Estate Investment Trusts (REITs) - 7.9%
American Tower Corp.	31,300	9,155,250
CubeSmart	303,800	17,289,260
Equinix, Inc.	13,200	11,165,088
Equity Lifestyle Properties, Inc.	189,500	16,611,570
Ventas, Inc.	103,600	5,296,032
		59,517,200
Real Estate Management & Development - 2.3%
Cushman & Wakefield PLC (a)	771,500	17,158,160

TOTAL REAL ESTATE		76,675,360

UTILITIES - 8.3%
Electric Utilities - 4.1%
Edison International	196,200	13,390,650
NRG Energy, Inc.	147,500	6,354,300
PG&E Corp. (a)	883,500	10,725,690
		30,470,640
Independent Power and Renewable Electricity Producers - 1.9%
The AES Corp.	448,400	10,896,120
Vistra Corp.	156,100	3,554,397
		14,450,517
Multi-Utilities - 2.3%
CenterPoint Energy, Inc.	314,300	8,772,113
MDU Resources Group, Inc.	279,400	8,616,696
		17,388,809

TOTAL UTILITIES		62,309,966

TOTAL COMMON STOCKS
(Cost $552,463,136)		741,312,176

Money Market Funds - 4.3%
Fidelity Cash Central Fund 0.08% (c)	13,963,340	13,966,133
Fidelity Securities Lending Cash Central Fund 0.08% (c)(d)	17,799,987	17,801,767
TOTAL MONEY MARKET FUNDS
(Cost $31,767,900)		31,767,900
TOTAL INVESTMENT IN SECURITIES - 103.1%
(Cost $584,231,036)		773,080,076
NET OTHER ASSETS (LIABILITIES) - (3.1)%		(22,954,986)
NET ASSETS - 100%		$750,125,090

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.08%	$12,362,829	$229,247,924	$227,644,624	$5,723	$4	$--	$13,966,133	0.0%
Fidelity Securities Lending Cash Central Fund 0.08%	1,395,842	170,183,982	153,778,057	11,075	--	--	17,801,767	0.1%
Total	$13,758,671	$399,431,906	$381,422,681	$16,798	$4	$--	$31,767,900

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$19,404,197	$19,404,197	$--	$--
Consumer Discretionary	84,301,904	84,301,904	--	--
Consumer Staples	29,212,673	29,212,673	--	--
Energy	47,427,186	47,427,186	--	--
Financials	115,664,443	115,664,443	--	--
Health Care	49,861,757	49,861,757	--	--
Industrials	149,129,643	149,129,643	--	--
Information Technology	44,817,394	44,817,394	--	--
Materials	62,507,653	62,507,653	--	--
Real Estate	76,675,360	76,675,360	--	--
Utilities	62,309,966	62,309,966	--	--
Money Market Funds	31,767,900	31,767,900	--	--
Total Investments in Securities:	$773,080,076	$773,080,076	$--	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	81.7%
United Kingdom	5.0%
Canada	4.7%
Bermuda	4.1%
Ireland	1.9%
Singapore	1.2%
Others (Individually Less Than 1%)	1.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2021
Assets
Investment in securities, at value (including securities loaned of $17,436,090) — See accompanying schedule: Unaffiliated issuers (cost $552,463,136)	$741,312,176
Fidelity Central Funds (cost $31,767,900)	31,767,900
Total Investment in Securities (cost $584,231,036)		$773,080,076
Foreign currency held at value (cost $13,172)		13,172
Receivable for investments sold		311,225
Receivable for fund shares sold		93,134
Dividends receivable		834,312
Distributions receivable from Fidelity Central Funds		3,201
Prepaid expenses		761
Other receivables		395
Total assets		774,336,276
Liabilities
Payable for investments purchased	$639,321
Payable for fund shares redeemed	5,267,116
Accrued management fee	316,754
Distribution and service plan fees payable	65,741
Other affiliated payables	77,512
Other payables and accrued expenses	43,017
Collateral on securities loaned	17,801,725
Total liabilities		24,211,186
Net Assets		$750,125,090
Net Assets consist of:
Paid in capital		$556,283,471
Total accumulated earnings (loss)		193,841,619
Net Assets		$750,125,090
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($125,050,267 ÷ 7,623,249 shares)		$16.40
Service Class:
Net Asset Value, offering price and redemption price per share ($27,216,491 ÷ 1,664,914 shares)		$16.35
Service Class 2:
Net Asset Value, offering price and redemption price per share ($315,103,723 ÷ 18,996,259 shares)		$16.59
Investor Class:
Net Asset Value, offering price and redemption price per share ($282,754,609 ÷ 17,396,659 shares)		$16.25

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2021
Investment Income
Dividends		$11,948,726
Special dividends		2,591,022
Income from Fidelity Central Funds (including $11,075 from security lending)		16,798
Total income		14,556,546
Expenses
Management fee	$3,626,091
Transfer agent fees	626,398
Distribution and service plan fees	758,706
Accounting fees	246,959
Custodian fees and expenses	19,952
Independent trustees' fees and expenses	2,294
Audit	61,151
Legal	4,539
Interest	851
Miscellaneous	2,413
Total expenses before reductions	5,349,354
Expense reductions	(10,981)
Total expenses after reductions		5,338,373
Net investment income (loss)		9,218,173
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	80,368,899
Fidelity Central Funds	4
Foreign currency transactions	(3,590)
Futures contracts	31,053
Total net realized gain (loss)		80,396,366
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	86,973,537
Assets and liabilities in foreign currencies	868
Total change in net unrealized appreciation (depreciation)		86,974,405
Net gain (loss)		167,370,771
Net increase (decrease) in net assets resulting from operations		$176,588,944

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2021	Year ended December 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$9,218,173	$4,302,141
Net realized gain (loss)	80,396,366	(15,239,774)
Change in net unrealized appreciation (depreciation)	86,974,405	44,777,396
Net increase (decrease) in net assets resulting from operations	176,588,944	33,839,763
Distributions to shareholders	(69,398,801)	(24,950,740)
Share transactions - net increase (decrease)	150,373,547	53,759,415
Total increase (decrease) in net assets	257,563,690	62,648,438
Net Assets
Beginning of period	492,561,400	429,912,962
End of period	$750,125,090	$492,561,400

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Value Strategies Portfolio Initial Class

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$13.55	$13.31	$11.11	$14.27	$15.77
Income from Investment Operations
Net investment income (loss)A	.24B	.14	.20C	.17	.25D
Net realized and unrealized gain (loss)	4.26	.88	3.39	(2.58)	2.35
Total from investment operations	4.50	1.02	3.59	(2.41)	2.60
Distributions from net investment income	(.26)	(.15)	(.21)	(.13)	(.22)
Distributions from net realized gain	(1.39)	(.63)	(1.18)	(.62)	(3.88)
Total distributions	(1.65)	(.78)	(1.39)	(.75)	(4.10)
Net asset value, end of period	$16.40	$13.55	$13.31	$11.11	$14.27
Total ReturnE,F	33.60%	8.26%	34.53%	(17.32)%	19.36%
Ratios to Average Net AssetsG,H
Expenses before reductions	.64%	.66%	.66%	.67%	.68%
Expenses net of fee waivers, if any	.63%	.66%	.66%	.67%	.68%
Expenses net of all reductions	.63%	.65%	.66%	.66%	.67%
Net investment income (loss)	1.47%B	1.32%	1.64%C	1.29%	1.74%D
Supplemental Data
Net assets, end of period (000 omitted)	$125,050	$95,708	$83,357	$77,279	$99,324
Portfolio turnover rateI	62%	85%	68%	68%	53%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.09%.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.36%.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.38%.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Value Strategies Portfolio Service Class

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$13.51	$13.27	$11.09	$14.23	$15.74
Income from Investment Operations
Net investment income (loss)A	.22B	.13	.19C	.16	.23D
Net realized and unrealized gain (loss)	4.25	.88	3.37	(2.56)	2.34
Total from investment operations	4.47	1.01	3.56	(2.40)	2.57
Distributions from net investment income	(.24)	(.14)	(.20)	(.12)	(.20)
Distributions from net realized gain	(1.39)	(.63)	(1.18)	(.62)	(3.88)
Total distributions	(1.63)	(.77)	(1.38)	(.74)	(4.08)
Net asset value, end of period	$16.35	$13.51	$13.27	$11.09	$14.23
Total ReturnE,F	33.48%	8.18%	34.29%	(17.33)%	19.21%
Ratios to Average Net AssetsG,H
Expenses before reductions	.73%	.76%	.76%	.77%	.78%
Expenses net of fee waivers, if any	.73%	.76%	.76%	.77%	.78%
Expenses net of all reductions	.73%	.75%	.76%	.76%	.77%
Net investment income (loss)	1.37%B	1.22%	1.54%C	1.19%	1.64%D
Supplemental Data
Net assets, end of period (000 omitted)	$27,216	$19,115	$20,992	$16,586	$22,859
Portfolio turnover rateI	62%	85%	68%	68%	53%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .99%.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.26%.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.28%.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Value Strategies Portfolio Service Class 2

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$13.68	$13.43	$11.21	$14.38	$15.86
Income from Investment Operations
Net investment income (loss)A	.20B	.12	.17C	.14	.21D
Net realized and unrealized gain (loss)	4.31	.88	3.41	(2.59)	2.37
Total from investment operations	4.51	1.00	3.58	(2.45)	2.58
Distributions from net investment income	(.21)	(.12)	(.18)	(.10)	(.18)
Distributions from net realized gain	(1.39)	(.63)	(1.18)	(.62)	(3.88)
Total distributions	(1.60)	(.75)	(1.36)	(.72)	(4.06)
Net asset value, end of period	$16.59	$13.68	$13.43	$11.21	$14.38
Total ReturnE,F	33.34%	8.02%	34.10%	(17.50)%	19.08%
Ratios to Average Net AssetsG,H
Expenses before reductions	.88%	.91%	.91%	.92%	.93%
Expenses net of fee waivers, if any	.88%	.91%	.91%	.92%	.92%
Expenses net of all reductions	.88%	.90%	.91%	.91%	.92%
Net investment income (loss)	1.22%B	1.07%	1.39%C	1.04%	1.49%D
Supplemental Data
Net assets, end of period (000 omitted)	$315,104	$228,031	$220,982	$160,274	$210,354
Portfolio turnover rateI	62%	85%	68%	68%	53%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .84%.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.11%.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.13%.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Value Strategies Portfolio Investor Class

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$13.44	$13.20	$11.04	$14.18	$15.69
Income from Investment Operations
Net investment income (loss)A	.23B	.14	.19C	.16	.23D
Net realized and unrealized gain (loss)	4.22	.87	3.35	(2.56)	2.34
Total from investment operations	4.45	1.01	3.54	(2.40)	2.57
Distributions from net investment income	(.24)	(.14)	(.20)	(.12)	(.21)
Distributions from net realized gain	(1.39)	(.63)	(1.18)	(.62)	(3.88)
Total distributions	(1.64)E	(.77)	(1.38)	(.74)	(4.08)E
Net asset value, end of period	$16.25	$13.44	$13.20	$11.04	$14.18
Total ReturnF,G	33.48%	8.26%	34.27%	(17.37)%	19.30%
Ratios to Average Net AssetsH,I
Expenses before reductions	.71%	.74%	.74%	.75%	.76%
Expenses net of fee waivers, if any	.71%	.74%	.74%	.75%	.76%
Expenses net of all reductions	.71%	.73%	.74%	.74%	.75%
Net investment income (loss)	1.39%B	1.24%	1.56%C	1.21%	1.66%D
Supplemental Data
Net assets, end of period (000 omitted)	$282,755	$149,707	$104,581	$85,385	$121,110
Portfolio turnover rateJ	62%	85%	68%	68%	53%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.02%.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.28%.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.29%.

 E Total distributions per share do not sum due to rounding.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2021

1. Organization.

VIP Value Strategies Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, and Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$206,508,449
Gross unrealized depreciation	(18,995,649)
Net unrealized appreciation (depreciation)	$187,512,800
Tax Cost	$585,567,276

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$660,826
Undistributed long-term capital gain	$5,667,070
Net unrealized appreciation (depreciation) on securities and other investments	$187,513,722

The tax character of distributions paid was as follows:

	December 31, 2021	December 31, 2020
Ordinary Income	$27,392,100	$ 6,026,245
Long-term Capital Gains	42,006,701	18,924,495
Total	$69,398,801	$ 24,950,740

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Value Strategies Portfolio	508,605,135	415,775,875

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .52% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$24,995
Service Class 2	733,711
$758,706

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Initial Class	$75,206.06
Service Class	15,734.06
Service Class 2	184,764.06
Investor Class	350,694.14
	$626,398

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
VIP Value Strategies Portfolio	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Value Strategies Portfolio	$9,519

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
VIP Value Strategies Portfolio	Borrower	$4,104,478.32%		$851

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
VIP Value Strategies Portfolio	49,349,363	18,930,450	751,461

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
VIP Value Strategies Portfolio	$1,082

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Value Strategies Portfolio	$1,039	$–	$–

9. Expense Reductions.

During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $10,981.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2021	Year ended December 31, 2020
VIP Value Strategies Portfolio
Distributions to shareholders
Initial Class	$11,919,050	$5,042,291
Service Class	2,530,343	1,149,494
Service Class 2	28,337,558	12,433,558
Investor Class	26,611,850	6,325,397
Total	$69,398,801	$24,950,740

11. Share Transactions.

Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2021	Year ended December 31, 2020	Year ended December 31, 2021	Year ended December 31, 2020
VIP Value Strategies Portfolio
Initial Class
Shares sold	2,695,923	3,393,775	$43,770,907	$35,537,580
Reinvestment of distributions	733,770	406,190	11,919,050	5,042,291
Shares redeemed	(2,869,932)	(3,001,429)	(46,470,663)	(32,702,956)
Net increase (decrease)	559,761	798,536	$9,219,294	$7,876,915
Service Class
Shares sold	454,526	174,956	$7,507,997	$1,767,349
Reinvestment of distributions	156,212	92,930	2,530,343	1,149,494
Shares redeemed	(361,204)	(434,986)	(5,953,886)	(4,718,892)
Net increase (decrease)	249,534	(167,100)	$4,084,454	$(1,802,049)
Service Class 2
Shares sold	3,862,756	2,589,987	$63,259,710	$28,270,081
Reinvestment of distributions	1,724,021	992,555	28,337,558	12,433,558
Shares redeemed	(3,256,520)	(3,368,070)	(54,330,633)	(35,982,187)
Net increase (decrease)	2,330,257	214,472	$37,266,635	$4,721,452
Investor Class
Shares sold	9,653,520	5,639,298	$156,305,016	$67,496,060
Reinvestment of distributions	1,652,423	513,158	26,611,849	6,325,397
Shares redeemed	(5,050,324)	(2,931,577)	(83,113,701)	(30,858,360)
Net increase (decrease)	6,255,619	3,220,879	$99,803,164	$42,963,097

12. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates and certain otherwise unaffiliated shareholders were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
VIP: Value Strategies Portfolio	46%	1	35%

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Variable Insurance Products Fund III and Shareholders of VIP Value Strategies Portfolio

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of VIP Value Strategies Portfolio (the "Fund"), a fund of Variable Insurance Products Fund III, including the schedule of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 11, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 314 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period-B July 1, 2021 to December 31, 2021
VIP Value Strategies Portfolio
Initial Class	.63%
Actual		$1,000.00	$1,074.60	$3.29
Hypothetical-C		$1,000.00	$1,022.03	$3.21
Service Class	.73%
Actual		$1,000.00	$1,074.40	$3.82
Hypothetical-C		$1,000.00	$1,021.53	$3.72
Service Class 2.88%
Actual		$1,000.00	$1,073.60	$4.60
Hypothetical-C		$1,000.00	$1,020.77	$4.48
Investor Class	.71%
Actual		$1,000.00	$1,073.90	$3.71
Hypothetical-C		$1,000.00	$1,021.63	$3.62

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Value Strategies Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
VIP Value Strategies Portfolio
Initial Class	02/04/22	02/04/22	$0.136
Service Class	02/04/22	02/04/22	$0.136
Service Class 2	02/04/22	02/04/22	$0.136
Investor Class	02/04/22	02/04/22	$0.136

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2021, $47,673,771, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 80%, 44% and 44%; Service Class designates 87%, 45% and 45%; Service Class 2 designates 100%, 47% and 47%; and Investor Class designates 83%, 45% and 45%; of the dividends distributed in February and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

VIPVS-ANN-0322
1.781994.119

Item 2.

Code of Ethics

As of the end of the period, December 31, 2021, Variable Insurance Products Fund III (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to VIP Balanced Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, and VIP Value Strategies Portfolio (the “Funds”):

Services Billed by Deloitte Entities

December 31, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Balanced Portfolio	$50,600	$-	$10,400	$1,200
VIP Dynamic Capital Appreciation Portfolio	$33,600	$-	$9,000	$900
VIP Growth & Income Portfolio	$42,500	$-	$8,800	$1,100
VIP Growth Opportunities Portfolio	$44,800	$-	$7,400	$1,100
VIP Value Strategies Portfolio	$39,500	$-	$10,700	$1,000

December 31, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Balanced Portfolio	$51,600	$-	$10,600	$1,300
VIP Dynamic Capital Appreciation Portfolio	$34,300	$-	$9,200	$900
VIP Growth & Income Portfolio	$43,400	$-	$9,000	$1,100
VIP Growth Opportunities Portfolio	$45,800	$-	$7,400	$1,100
VIP Value Strategies Portfolio	$40,400	$-	$11,100	$1,100

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to VIP Mid Cap Portfolio (the “Fund”):

Services Billed by PwC

December 31, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Mid Cap Portfolio	$39,600	$3,900	$7,100	$1,200

December 31, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Mid Cap Portfolio	$40,200	$3,600	$7,500	$1,500

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	December 31, 2021A	December 31, 2020A
Audit-Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

Services Billed by PwC

	December 31, 2021A	December 31, 2020A
Audit-Related Fees	$8,522,600	$9,377,400
Tax Fees	$354,200	$30,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	December 31, 2021A	December 31, 2020A
Deloitte Entities	$573,200	$554,400
PwC	$14,131,700	$14,554,900

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products Fund III

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	February 18, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	February 18, 2022

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	February 18, 2022